                                                                     EXHIBIT 2.2


                       [ALLEN ALLEN & HEMSLEY LETTERHEAD]




SHARE SALE DEED
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BT INVESTMENTS (AUSTRALIA) LLC
BT FOREIGN INVESTMENT CORPORATION
BT NEW ZEALAND LIMITED
BT INTERNATIONAL (DELAWARE), INC.
BT NOMINEES (H.K.) LIMITED
DEUTSCHE BANK AG
BANKERS TRUST CORPORATION
PRINCIPAL FINANCIAL GROUP (AUSTRALIA) PTY LIMITED
PRINCIPAL FINANCIAL SERVICES, INC.



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                                                                     Allen Allen
SHARE SALE DEED                                                        & Hemsley
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TABLE OF CONTENTS

1.  DEFINITIONS AND INTERPRETATION                                         2
    1.1 Definitions                                                        2
    1.2 Interpretation                                                    12
    1.3 Payments and currency                                             13

2.  CONDITIONS PRECEDENT                                                  14
    2.1 Application of conditions precedent                               14
    2.2 Conditions precedent                                              14
    2.3 Further conditions                                                15
    2.4 Benefit of conditions                                             16
    2.5 Satisfaction of conditions                                        16
    2.6 Termination for failure to satisfy conditions precedent           17
    2.7 Failure to satisfy further conditions                             17
    2.8 Offshore IB Businesses                                            17
    2.9 Malaysian Securities Commission                                   17

3.  GROUP CONDUCT BEFORE AND AFTER COMPLETION                             18
    3.1 General                                                           18
    3.2 Fiduciary and certain Investment Banking activities               20
    3.3 Group Restructuring                                               20
    3.4 Continuation of Infrastructure Support                            20
    3.5 Transitional arrangements                                         21
    3.6 IB Linkages                                                       21
    3.7 Client Confidential Information                                   22

4.  EMPLOYEE ARRANGEMENTS                                                 22

5.  SALE AND PURCHASE                                                     24

6.  COMPLETION                                                            24
    6.1 Place for Completion                                              24
    6.2 Delivery of title documents                                       24
    6.3 Delivery of general documents                                     25

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                                                                     Allen Allen
SHARE SALE DEED                                                        & Hemsley
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    6.4  Approval of transfers                                            27
    6.5  Completion Date board meetings                                   27
    6.6  Payment of Purchase Price, re-financing and Transaction
         Documents                                                        27
    6.7  Delay in satisfying conditions in Clause 2.3                     28
    6.8  OffShore FM Businesses                                           29
    6.9  Post Completion loan balances                                    30
    6.10 Parent Support Obligations                                       30
    6.11 Custody arrangements                                             31
    6.12 Deutsche Funds Management                                        31

7.  NOTICE TO COMPLETE                                                    31
    7.1  Notice by the Purchaser                                          31
    7.2  Notice by the Vendors                                            31

8.  WARRANTIES, CLAIMS AND DISPUTES                                       32
    8.1  Warranties and indemnity by the Warrantor                        32
    8.2  Warranties by the Purchaser and Purchaser's Guarantor            32
    8.3  Effective dates                                                  32
    8.4  Disclosures                                                      32
    8.5  Construction                                                     33
    8.6  Limitation on Warrantor's and Vendors' liability                 33
    8.7  No reliance                                                      36
    8.8  Statutory actions                                                37
    8.9  Indemnity                                                        38
    8.10 Dealing with Third Party Claim or Tax Claim after Completion
         Date                                                             38
    8.11 Tax Assessment                                                   41
    8.12 Procedure for making Claim                                       42
    8.13 Expert                                                           43
    8.14 Alterations to Purchase Price or Adjusted Purchase Price         43
    8.15 Notification of Warranty breach before Completion                44

9.  ACCESS TO AND RETENTION OF RECORDS                                    44
    9.1  Access                                                           44
    9.2  Retention                                                        45

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                                                                     Allen Allen
SHARE SALE DEED                                                        & Hemsley
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10. THE COMPLETION STATEMENT                                                  45
    10.1   Preparation of Completion Statement                                45
    10.2   Delivery of Completion Statement and Vendors' Accountants Report   45
    10.3   Access to information                                              46
    10.4   Review by Purchaser's Accountants                                  46
    10.5   Basis of preparation of Completion Statement                       46
    10.6   Report by Purchaser's Accountants                                  46
    10.7   Application of Clause 11.1                                         47
    10.8   Resolution of disputes and application of Clause 11.2              47
    10.9   Conclusiveness of report                                           48
    10.10  Adjustment of Purchase Price                                       48
    10.11  Costs                                                              48

11. POST-COMPLETION ADJUSTMENT                                                48
    11.1   If Completion Statement final                                      48
    11.2   If the Accountants have disagreed                                  49
    11.3   Interest on any adjustment amount                                  49

12. DROP DEAD DATE ADJUSTMENTS                                                49
    12.1 Failure to complete                                                  49

13. USE OF NAMES AND TRADE MARKS                                              50
    13.1   Covenant not to use by Purchaser                                   50
    13.2   Purchaser's use of BT Name                                         50
    13.3   Covenant not to use by the Warrantor                               51
    13.4   Continuing use by Warrantor or Deutsche Group                      52
    13.5   Cancellation of registration                                       52
    13.6   Acknowledgement by the Purchaser                                   52
    13.7   Assignment or disposal of BT Name                                  53
    13.8   Relinquish names                                                   53
    13.9   Distinctive Use                                                    54
    13.10  Protection of BT Name                                              54
    13.11  Breach of covenant                                                 55
    13.12  Benefit of Purchaser covenants                                     55

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                                                                     Allen Allen
SHARE SALE DEED                                                        & Hemsley
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14. YEAR 2000 ISSUE                                                         55

15. INSURANCE                                                               56

16. NOTICES                                                                 56

17. NON-DISCLOSURE                                                          57
    17.1 Confidentiality                                                    57
    17.2 Exceptions                                                         57
    17.3 Public announcements                                               58

18. THE VENDORS' GUARANTOR'S GUARANTEE                                      58
    18.1 Undertaking                                                        58
    18.2 Principal obligation                                               58
    18.3 No withholdings                                                    58
    18.4 No set off                                                         59

19. DEFAULT INTEREST                                                        59
    19.1 Rate                                                               59
    19.2 Accruals                                                           59

20. FURTHER ASSURANCES                                                      59

21. ENTIRE AGREEMENT                                                        59

22. AMENDMENT                                                               60

23. ASSIGNMENT                                                              60

24. NO WAIVER                                                               60

25. WAIVER EFFECTIVE                                                        60

26. SEVERANCE                                                               60

27. NO MERGER                                                               60

28. COUNTERPARTS                                                            61

29. STAMP DUTY AND COSTS                                                    61

30. GOVERNING LAW                                                           61


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                                                                     Allen Allen
SHARE SALE DEED                                                        & Hemsley
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31. THE PURCHASER'S GUARANTOR'S GUARANTEE                                   61
    31.1 Undertaking                                                        61
    31.2 Principal obligation                                               61
    31.3 No withholdings                                                    62
    31.4 No set off                                                         62

32. SPECIAL INDEMNITY                                                       62

SCHEDULES 1 - 14

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                                                                    Allen Allen
SHARE SALE DEED                                                       & Hemsley
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DATE       17 June 1999

PARTIES

1. BT INVESTMENTS (AUSTRALIA) LLC c/o Corporation Trust Company, 1209 Orange Street, Wilmington, Delaware 19801, United States of America (BTLLC);

     BT FOREIGN INVESTMENT CORPORATION c/o Corporation Trust Company, 1209 Orange Street, Wilmington, Delaware 19801, United States of America (BTFIC);

     BT NEW ZEALAND LIMITED of Level 7, Price Waterhouse Centre, 66 Wyndham Street, Auckland, New Zealand (BTNZ);

     BT INTERNATIONAL (DELAWARE), INC. c/o U.S. Corporation Company 1013 Centre Road, Wilmington, Delaware 19805, United States of America (BTID); and

     BT NOMINEES (H.K.) LIMITED of 36th Floor, Two Pacific Place, 88 Queensway, Hong Kong (BTNHK),

     (each a VENDOR).

2. DEUTSCHE BANK AG (ARBN 064 165 162) of Level 28, 31 West 52nd Street, New York, New York 10005, United States of America (the WARRANTOR).

3. BANKERS TRUST CORPORATION of BT Plaza, 130 Liberty Street, New York, New York 10005, United States of America (the VENDORS' GUARANTOR).

4. PRINCIPAL FINANCIAL GROUP (AUSTRALIA) PTY LIMITED (ACN 087 480 313) of Level 17, 201 Miller Street, North Sydney 2060, Australia (the PURCHASER).

5. PRINCIPAL FINANCIAL SERVICES, INC. of 711 High Street, Des Moines, IA 50392-0300, United States of America (the PURCHASER'S GUARANTOR).

RECITALS

A Each Vendor is registered as the holder of the Sale Shares specified against its name in Part I of Schedule 1.

B Each Vendor wishes, or is authorised by the beneficial owner, to sell the Sale Shares held by it and the Purchaser wishes to purchase all of the Sale Shares on the terms and subject to the conditions of this Deed.


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                                                                    Allen Allen
SHARE SALE DEED                                                       & Hemsley
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C    The Vendors have requested the Warrantor to enter into this Deed for the benefit of the Purchaser and the Purchaser's Guarantor.

IT IS AGREED as follows.

1.   DEFINITIONS AND INTERPRETATION
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1.1  DEFINITIONS

     The following definitions apply unless the context requires otherwise.

     ACCOUNTING PRINCIPLES means the principles, policies and procedures used in the preparation of the Accounts and to be used in the preparation of the Completion Statement, as set out in Schedule 7.

     ACCOUNTS means the special purpose aggregated pro-forma balance sheet of the Business prepared by the Vendors as at the Balance Date, a copy of which has been initialled for identification by the Purchaser's solicitor on behalf of the Purchaser and by the Vendors' solicitor on behalf of the Vendors.

     ADVISER means, in respect of a party, a legal, accounting, taxation, financial or other expert adviser to that party and includes:

     (a) where appropriate, the partners, Officers and employees of the adviser; and

     (b) in the case of the Vendors, the Vendors' Guarantor and the Warrantor, any such adviser to a member of the Vendors' Group or of the Deutsche Group.

     ADJUSTED PURCHASE PRICE means, in respect of any particular Sale Shares or Offshore FM Business, the Purchase Price of those Sale Shares or that Offshore FM Business, as adjusted in accordance with Clause 10.

     AUTHORISATION includes:

     (a) any authorisation, approval, consent, license, permit, franchise, permission, notification, filing, registration, lodgement, agreement, notarisation, certificate, authority, resolution, direction, declaration or exemption from, by or with a Public Authority; and

     (b) in relation to anything which will be prohibited or restricted in whole or part by law if a Public Authority intervenes or acts in any way within a specified period after lodgement, filing, registration or notification, the expiry of such period without such intervention or action.

     BT NAME means any name or mark that is or includes BT or anything substantially or deceptively identical with or similar to BT, but does not include BT Pyramid.

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                                                                    Allen Allen
SHARE SALE DEED                                                       & Hemsley
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     BTAL means Bankers Trust Australia Limited (ACN 003 017 221).

     BTC means Bankers Trust Company of BT Plaza, 130 Liberty Street, New York, New York 10005, United States of America.

     BTC PYRAMID AGREEMENT means the proposed agreement between BTC and BTPS under which BTPS agrees to provide administration services in respect of the funds known (at the date of this Deed) as the PT Pyramid Funds, a draft of which has been initialled for identification only by the Purchaser's solicitors on behalf of the Purchaser and the Vendors' solicitors on behalf of the Vendors.

     BTCO means BTCO Australia Pty Limited (ACN 070 866 367).

     BTCO AUSTRALIA AGREEMENT means the agreement between BTCO and BTPS under which BTPS agrees to provide administration services to BTCO, a draft of which has been initialled for identification only by the Purchaser's solicitors on behalf of the Purchaser and the Vendors' solicitors on behalf of the Vendors.

     BTFMA means BT Funds Management Asia Limited.

     BTFMIL means BT Funds Management (International) Limited (ACN 061 086 306).

     BTFMS means BT Funds Management (Singapore) Limited.

     BTI means Bankers Trust International Plc.

     BTIA means BT Investments (Australia) Limited.

     BTIA SHARES means all the shares in BTIA as described in column 3 of Part I of Schedule 1.

     BTIB COMPANY means a company described in Part IIB of Schedule 2.

     BTIB GROUP means:

     (a)  the BTIB Companies; and

     (b) IB Businesses, whether conducted through a BTIB Company or another Group Member,

     and in each case excluding any asset of any nature used in or relating to the FM Businesses.

     BTPS means BT Portfolio Services Limited (ACN 064 567 040).

     BALANCE DATE means 31 December 1998.

     BUSINESS means the business or businesses of the Group Members and the Offshore FM Businesses, as carried on at the date of this Deed.

     BUSINESS DAY means a day on which banks are open for business in Sydney and New York.

     BUSINESS NAME ACT means the relevant Business Names Act of the jurisdiction specified against the Excluded Business Name in Schedule 11.


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                                                                    Allen Allen
SHARE SALE DEED                                                       & Hemsley
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     CLAIMS (except in Clause 32) means claims, demands, actions, proceedings, judgements, liabilities, losses, damages, costs and expenses (including reasonable legal costs and disbursements on a solicitor-client basis) whatever and in any way arising and, unless the context requires otherwise, includes a Tax Claim.

     In Clause 32, CLAIMS means losses, damages, costs and expenses (including reasonable legal costs and disbursements on a solicitor-client basis) whatever and in any way arising and includes a Tax Claim.

     CLIENT CONFIDENTIAL INFORMATION means Confidential Information as defined in the Confidentiality Deed dated 29 March 1999 between BTAL and Deutsche Bank AG (Sydney Branch).

     CLOSELY-HELD SUBSIDIARY has the meaning given in section 243M of the Corporations Law.

     COMPANY means a company specified in column 2 of Part I of Schedule 1.

     COMPLETION means completion of the sale and purchase of the Sale Shares under this Deed.

     COMPLETION DATE means the last day of the calendar month in which the Conditions Satisfaction Date occurs or, if either that last day is not a business day or the Conditions Satisfaction Date occurs on the last day of the calendar month, the next succeeding business day.

     COMPLETION STATEMENT means the aggregated pro-forma balance sheet of the Group and the Offshore FM Businesses as at the Completion Date (or if the Completion Date is not the last day of a calendar month, the last day of the immediately preceding calendar month) in the form set out in Schedule 6 which shall clearly set out the assets and liabilities attributable to the FM Businesses and to the IB Businesses, based on the consistent application of the methodology applied in preparing the Accounts and in determining the assets and liabilities attributable to these two businesses as set out in the Accounts. The assets and liabilities of the FM Businesses as set out in the Completion Statement must be of a similar nature, quality and general composition as those in the pro forma balance sheet for the FM Businesses in the Accounts.

     CONDITIONS SATISFACTION DATE means the date on which the last to be satisfied of the conditions precedent in Clause 2.2 is satisfied.

     CONFIDENTIAL INFORMATION includes know-how, trade secrets, technical processes, information relating to products, finances, contractual arrangements with customers or suppliers and other information which by its nature, or by the circumstances of its disclosure to the holder of the information, is or could reasonably be expected to be regarded as confidential.

     CONTRACT shall mean any written Investment Advisory Agreement entered into by any Group Member and any lease, license or other agreement relating to the use by any Group Member of any tangible or intangible property and


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                                                                    Allen Allen
SHARE SALE DEED                                                       & Hemsley
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     all rights and interests of any Group Member arising under or in connection with such agreement.

     CORPORATE SERVICES means the corporate services group of the Group as described in the Information Memorandum.

     DEED OF ASSIGNMENT OF TRADE MARKS means the deed so named which has been initialled for identification by the Purchaser's solicitor on behalf of the Purchaser and by the Vendors' solicitor on behalf of the Vendors.

     DEUTSCHE GROUP means Deutsche Bank AG (ARBN 064 165 162), its Related Bodies Corporate and all of its Officers and Advisers.

     DISCLOSURE LETTER means the letter dated 17 June 1999 and its annexures from BTAL to the Directors of the Purchaser and the Purchaser's Guarantor entitled Share Sale Deed - Disclosure Letter.

     DISCLOSURE MATERIAL means:

     (a) the material which was, at any time during the period 9 May 1999 to 28 May 1999, contained in the data room made available to the Purchaser the indices for which have been initialled for identification purposes only (and not to establish that the material was so contained in the data room) by the Purchaser's solicitor on behalf of the Purchaser and by the Vendors' solicitor on behalf of the Vendors; and

     (b)  the Disclosure Letter,

     but does not include the IB Disclosure Material.

     DROP DEAD DATE means 30 November 1999 or such other date agreed by the parties.

     EMPLOYEE DISCLOSURE means the material disclosed in relation to the Employees as contained in the Disclosure Material.

     EMPLOYEES means those persons who are, at any time between the date of this Deed and the Completion Date, employees of the Group or the Offshore FM Businesses.

     ENCUMBRANCE means an interest or power:

     (a) reserved in or over any interest in any asset including, without limitation, any retention of title; or

     (b) created or otherwise arising in or over any interest in any asset under a bill of sale, mortgage, charge, lien, pledge, trust or power, by way of security for the payment of debt or any other monetary obligation or the performance of any other obligation and whether existing or agreed to be granted or created.

     EXCLUDED BUSINESS NAME means each business name listed in Schedule 11.

     EXCLUDED COMPANY means a Company, the sale of the shares of which does not proceed by reason of Clause 2.7 and which becomes the subject of adjustments under Clause 12, and any of its Closely-held Subsidiaries.


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                                                                    Allen Allen
SHARE SALE DEED                                                       & Hemsley
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     EXCLUDED NAME means any name that is or includes any of the following words or any word substantially or deceptively identical with or similar to those words:


     (a) Bankers Trust;

     (b) Alex. Brown;

     (c) Wolfensohn; and

     (d) Pyramid.

     EXCLUDED SHARES means the Sale Shares in a Relevant Company to which Clause 6.7(d) applies.

     EXCLUSION DATE means the date upon which an Excluded Company ceases to be the subject of a sale obligation by reason of Clause 2.7.

     EXPERT means:

     (a)  an independent professional agreed by the Vendors and the Purchaser;
          or

     (b) failing agreement by the Vendors and the Purchaser within 3 business days of the triggering of the expert referral provision, an eminent independent professional who shall have qualifications and expertise suitable to the dispute as determined and nominated by the President of the Institute of Chartered Accountants in Australia or his duly appointed delegate at the request of either the Vendors or the Purchaser.

     FM BUSINESSES means the funds management, portfolio services and margin lending businesses of the Group as described in the Information Memorandum.

     FRANKING ACCOUNT has the same meaning as in section 16OAPA of the 1936 Act, and where relevant includes the calculation of an exempting surplus or deficit at that particular time pursuant to proposed section 160AQCND.

     FRANKING YEAR (has the same meaning as in section 16OAPA of the 1936 Act.).

     GROUP means the Companies and the Subsidiaries.

     GROUP MEMBER means any member of the Group.

     GROUP RESTRUCTURING means the actions undertaken in connection with the restructuring of the Group as set out in Schedule 3.

     HSR ACT means the Hart Scott-Rodino Antitrust Improvements Act of 1976 of the United States of America, as amended, and the rules and regulations. promulgated under it.

     IB BUSINESS means the Business other than the FM Businesses and the Offshore IB Businesses.

     IB DEED means the deed so named dated the date of this Deed between the Warrantor, the Purchaser, the Purchaser's Guarantor and BTAL (amongst others) regarding the IB Businesses.


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                                                                    Allen Allen
SHARE SALE DEED                                                       & Hemsley
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     IB DISCLOSURE MATERIAL means the material which was, at any time during the period from 9 May 1999 to 28 May 1999, contained in the data room made available to the Purchaser in the folders corresponding to the index number IB-1 to IB-48 inclusive and the material contained in the folders placed in the data room after 9 May 1999 up to and including 28 May 1999 to the extent that it related solely to the IB Businesses or the Offshore IB Businesses.

     IB INDEMNITY means the indemnity given by the Warrantor set out in Clause
     32.

     INFORMATION MEMORANDUM means the information memorandum prepared by Goldman Sachs Australia L.L.C. and Deutsche Bank Australia dated April 1999 relating to the Business.

     INFRASTRUCTURE SUPPORT means all infrastructure support provided to the Group and the Offshore FM Businesses at the date of this Deed and includes:

     (a)  office accommodation;

     (b) access to computer networks and communication systems, including internet and website facilities and online services;

     (c) the provision of computers, primers, facsimile machines, telephones and other office equipment;

     (d)  photocopying and mailroom services;

     (e) "Help Desk" and other software, hardware, network and communication systems support and maintenance services;

     (f)  systems and software products (not including source codes);

     (g)  banking facilities; and

     (h)  payroll and associated services for employees.

     INVESTMENT ADVISORY AGREEMENTS means all agreements and arrangements for the performance of investment advisory or investment management services with respect to securities, real estate, commodities, currencies or any other asset class for clients or on behalf of third parties (including unincorporated joint ventures).

     MALAYSIAN AGREEMENT means the agreement dated 12 June 1997 between Commerce International Merchant Bankers Berhad (Company No. 18417-N), BTAL and the Malaysian Company.

     MALAYSIAN COMPANY means Commerce BT Unit Trust Management (Berhad (Company No. 304078-K).

     MAS means the Monetary Authority of Singapore.

     MIA TRANSITION means Division 11 (where it second appears) of Part 11.2 of the Corporations Law.

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                                                                    Allen Allen
SHARE SALE DEED                                                       & Hemsley
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     NET ASSETS means the amount of the aggregated net assets of the Group and
     Offshore FM Businesses as at the Completion Date as disclosed in the Completion Statement or a report by the Expert delivered under Clause 10.8 (as the case may be).

     OFFICER has the meaning given in section 82A of the Corporations Law.

     OFFSHORE FM BUSINESSES means the following offshore funds management operations:

     (a) the management of the BT International Investment Series of funds in Ireland, as performed by a subsidiary of the Vendors' Guarantor called BT Fund Managers (Ireland) Limited;

     (b) the marketing and distributing of the BT International Investment Series of funds and the marketing of BTFMIL's institutional funds management capabilities, as performed in the United Kingdom by BTI;

     (c) the services provided by BTC under the Alberta Contract (as defined in Clause 6.8(c)); and

     (d) the management of US securities for the Common Fund Bond Portfolio (as described in Clause 6.8(d)).

     OFFSHORE IB BUSINESSES means the following offshore investment banking operations presently carried on using local staff and staff seconded from BTAL in New York, Chicago, Sao Paulo, London, Paris, Hong Kong and
     Singapore:

     (a) THE METALS AND MINING BUSINESS, which is carried on in New York and London by BTC and BTI in respect of precious and base metal OTC transactions. BT Bank of Canada is also used as a booking vehicle. The precious metal book is housed and hedged in BTC while the base metal books are housed and hedged in BTI;

     (b) THE SOFT COMMODITIES BUSINESS, which is carried on in New York, Chicago and Sao Paolo by BTC and in London by BTI in respect of sugar only with these trades backed into BTAL;

     (c) THE BTAL LONDON SYCOM TERMINAL, used to deal in Sydney Futures Exchange traded futures contracts on behalf of clients predominantly in the United Kingdom;

     (d) THE DEBT MARKETS DESKS IN LONDON AND NEW YORK, which deal in Australian and New Zealand dollar denominated bonds and other debt securities in those jurisdictions. The London desk executes transactions in the name of BTI and backs these trades into BTAL. The New York desk executes transactions in the name of BT Alex. Brown, Inc. and backs these trades into BTAL;

     (e) THE DEBT MARKETS DESK IN HONG KONG, which undertakes origination and dealer activities as part of debt issuance programs of

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                                                                    Allen Allen
SHARE SALE DEED                                                       & Hemsley
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          Australian and New Zealand issuers in the name of BT Asia Limited; and

     (f) THE EQUITIES DESKS IN NEW YORK, SINGAPORE, LONDON AND PARIS, which deal in Australian equity securities for local customers in those jurisdictions.

     PARENT SUPPORT OBLIGATIONS means the guarantees, indemnities and other support obligations listed in Schedule 14 and any other guarantees, indemnities and other support obligations given by any member of the Vendors' Group (other than the Officers and Advisers forming part of the Vendor's Group) to any party to better secure the performance of any obligations of any Group Member, but excluding any liability of the Vendors' Group under a Transaction Document or in respect of any of the IB Businesses or Offshore IB Businesses.

     PRELIMINARY NET ASSETS means the amount of aggregated net assets of the Group and Offshore FM Businesses as at the Balance Date as disclosed in the Accounts.

     PUBLIC AUTHORITY includes:

     (a) any government in any jurisdiction, whether federal, state, territorial or local;

     (b) any minister, department, office, Taxation Authority, commission, delegate, instrumentality, agency, board, authority or organisation of any government or in which any government is interested;

     (c)  any non-government regulatory authority; and

     (d) any provider of public utility services, whether or not government owned or controlled.

     PURCHASE PRICE means, in respect of any particular Sale Shares or Offshore FM Business, the consideration for the purchase of those Sale Shares or that Offshore FM Business as specified in column 4 of Part I of Schedule 1 or column 3 of Part II of Schedule 1, as the case may be.

     PURCHASER ENTITIES means the Purchaser and any Related Body Corporate or child entity of the Purchaser (as that expression is defined in Part 2E.2 of the Corporations Law) from time to time (and, following the Completion Date, includes each Group Member).

     PURCHASER'S ACCOUNTANTS means a firm of accountants nominated by the Purchaser.

     PYRAMID DEVICE means the pyramid logo in all its forms as used by or registered as a trade mark by BTC or its Related Bodies Corporate on or before the date of this Deed.

     REAL PROPERTY means the leasehold and freehold property listed in Schedule 12.

     RECORDS means the original version, or a certified copy, of all books of account, accounts, records and data owned by or relating to any Group

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                                                                    Allen Allen
SHARE SALE DEED                                                       & Hemsley
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     Member, the Business or the property of any Group Member (whether in machine readable or printed form), including any source material used to prepare any of the records described above.

     RELATED BODY CORPORATE means, in relation to a body corporate, a body corporate which is related to it within the meaning of section 50 of the Corporations Law.

     RELEVANT COMPANY, RELEVANT DATE and RELEVANT SHARES each have the meanings provided by Clause 6.7.

     RELIEF means any loss, relief, allowance, exemption or exclusion, set-off, deduction, rebate, right to repayment or credit or other relief of a similar nature granted by or available in relation to Tax, pursuant to any legislation.

     REPORTED EXCESS and REPORTED SHORTFALL have the meanings provided by clause 10.2(b).

     RULING REQUESTS means applications lodged on behalf of any Group Member nominated by the Vendors or the Warrantor, for a private ruling under Part IVAA of the Taxation Administration Act 1953 (Cth):

     (a) that neither Part IVA of the Tax Act nor any other relevant tax avoidance provisions in the Tax Act have any application to the transaction effected under this Deed; and

     (b) in relation to any other matter identified by the Vendors or the Warrantor and approved by the Purchaser (such approval not to be unreasonably withheld).

     SALE SHARES means the shares specified in Part I of Schedule 1 and when used in respect of a particular Vendor means the Sale Shares specified against its name in Part I of Schedule 1.

     SFC means the Hong Kong Securities and Futures Commission.

     SHARED SERVICES AGREEMENTS means the agreements by which certain members of the Vendors' Group and certain of the Companies agree that one will provide information technology services and facilities to the other for a transition period of no more than 18 months from the Completion Date, to be entered into on or before the Completion Date in a form approved in writing by the Purchaser.

     SPECIFIC EMPLOYEE DISCLOSURES means Annexures B, C, D and E of the Disclosure Letter.

     STATUTORY ACCOUNTS means the annual audited financial statements of BTAL and its controlled entities prepared as at the Balance Date.

     STEWARDSHIP COMMITTEE means the "Co-ordination Group" established for the purposes of overseeing the operations of the Business from 4 June 1999 to the Completion Date.

     STEWARDSHIP DOCUMENT means the document called Deutsche Bank Australia/ Bankers Trust Australia Limited Management Post COC, a copy of which has been initialled for identification by the Purchaser's solicitor on

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                                                                    Allen Allen
SHARE SALE DEED                                                       & Hemsley
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     behalf of the Purchaser and by the Vendors' solicitor on behalf of the
     Vendors.

     SUBSIDIARIES means the subsidiaries of the Companies as described in Part IIA of Schedule 2.

     SYSTEM means any computer software and computer hardware howsoever used and any embedded system or device used to control, monitor or assist the operation of equipment, machinery or plant and includes any data to be. used by any of the foregoing.

     TAX includes any tax, impost, deduction, charge, rate, duty, compulsory loan or withholding which is collected or administered by a Taxation Authority pursuant to a law of any jurisdiction in the nature of a tax on income or profits (including capital gains), and any related interest, penalty, additional tax, charge, fee or other amount and also includes (Without limitation) any withholding taxes, prepayments or advance payments with respect to such taxes. TAX also includes customs duty, excise duty, sales tax, value added or goods and services tax, franking additional tax, fringe benefits tax, payroll tax, stamp duty, taxes in respect of superannuation or pensions, other social security taxes and any corresponding or similar taxes in any jurisdiction and any related interest, penalty, additional tax, charge, fee or other amount.

     TAX ACT means the 1936 Act and the 1997 Act.

     TAX CLAIM means any claim, assessment, notice, determination, demand or other document issued or action taken by or on behalf of any Taxation Authority whereby any Group Member either is liable or is sought to be made liable to make any Tax payment or is denied or sought to be denied any Relief and includes any Claim arising from the lodgment of a Ruling Request.

     TAX PROVISION means the aggregate amount of the provisions in relation to Tax in the Completion Statement.

     TAX WARRANTIES means the warranties set out in Part II of Schedule 4.

     TAX YEAR means the annual period, or in respect of the period including the Completion Date the shorter period allowed by a Taxation Authority, in respect of which a Tax liability may arise.

     TAXATION AUTHORITY means any governmental authority or instrumentality responsible for the collection or administration of Tax.

     TOTAL ADJUSTED PURCHASE PRICE means the Total Purchase Price as adjusted in accordance with Clause 10.

     TOTAL PURCHASE PRICE means the total Purchase Price for all of the Sale Shares and the Offshore FM Businesses, being the amounts specified in
     Schedule 1.

     TRADE MARKS has the meaning given in the Deed of Assignment of Trade Marks.

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                                                                         PAGE 11
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                                                                    Allen Allen
SHARE SALE DEED                                                       & Hemsley
--------------------------------------------------------------------------------

     TRANSACTION DOCUMENTS means this Deed, the IB Deed, the Deed of Assignment of Trade Marks, the Shared Services Agreements, the BTCO Australia Agreement and the BTC Pyramid Agreement.

     TRANSITION DATE means the date which is six months after the Completion
     Date.

     VENDORS' ACCOUNTANTS means KPMG of 45 Clarence Street, Sydney, NSW, 2000.

     VENDORS' ACCOUNTANT'S REPORT means the report by the Vendors' Accountants to be delivered under Clause 10.2.

     VENDORS' GROUP means the Vendors, their Related Bodies Corporate (excluding Group Members) and all of their Officers and Advisers from time to time.

     WARRANTIES means:

     (a) the warranties and representations by the Warrantor set out in Parts I and II of Schedule 4 of this Deed; and

     (b) any other conditions, warranties or representations which cannot be excluded under statute or the general law by or against the Vendors or the Warrantor in connection with the transactions contemplated by the Transaction Documents.

     YEAR 2000 ISSUES means any failure of a System to comply with the requirements set out in the Australian Standards SAA/SNZ MP77:1998A Definition of Year 2000 Conformity Requirements, such requirements being that neither performance nor functionality is affected by dates prior to, during or after the year 2000. In particular:

     Rule 1: No value for current date will cause any interruption in operation.

     Rule 2: Date-based functionality must behave consistently for dates prior to, during and after year 2000.

     Rule 3: In all interfaces and data storage, the century in any date must be specified either explicitly or by unambiguous algorithms or inferencing rules.

     Rule 4: Year 2000 must be recognised as a leap year in terms of handling both 29 February and day 366.

     1936 ACT means the Income Tax Assessment Act 1936 (Cth).

     1997 ACT means the Income Tax Assessment Act 1997 (Cth).

1.2  INTERPRETATION

     HEADINGS are for convenience only and do not affect interpretation. The following rules of interpretation apply unless the context requires otherwise.

     (a)  The SINGULAR includes the plural and conversely.

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                                                                    Allen Allen
SHARE SALE DEED                                                       & Hemsley
--------------------------------------------------------------------------------

     (b)  A GENDER includes all genders.

     (c) Where a WORD or PHRASE is defined, its other grammatical forms have a corresponding meaning.

     (d) A reference to a PERSON includes a body corporate, an unincorporated body or other entity and conversely.

     (e) A reference to a CLAUSE or SCHEDULE is to a clause of or schedule to this Deed.

     (f) A reference to a PARAGRAPH is to a paragraph in the Clause in which the reference appears.

     (g) A reference to any PARTY to this Deed or any other agreement or document includes the party's successors and permitted assigns.

     (h) A reference to any AGREEMENT or DOCUMENT is to that agreement or document as amended, novated, supplemented, varied or replaced from time to time, except to the extent prohibited by this Deed or that other agreement or document.

     (i) A reference to any LEGISLATION or to any provision of any legislation includes any modification or re-enactment of it, any legislative provision substituted for it, and all regulations and statutory instruments issued under it.

     (j)  A reference to $ is to Australian currency unless otherwise specified.

     (k) Each Schedule and exhibit and each certificate and document delivered under this Deed forms part of this Deed.

     (l) A reference to CONDUCT includes any omission, representation, statement or undertaking, whether or not in writing.

     (m) Mentioning anything after INCLUDE, INCLUDES or INCLUDING does not limit what else might be included.

     (n) Any statement made by a party on the basis of its KNOWLEDGE, BELIEF OR AWARENESS, is made on the basis that the party has, in order to establish that the statement is true and not misleading in any material respect, made all reasonable enquiries of the officers, managers, employees and other persons who could reasonably be expected to have information relevant to the matters to which the statement relates and that, as a result of those enquiries, the party has no reason to doubt that the statement is true and not misleading in any material respect.

     (o) In the interpretation of this Deed, no rules of construction are to apply to the disadvantage of one party on the basis that the party put forward this Deed or any part of it,

1.3  PAYMENTS AND CURRENCY

     (a) (GENERAL) Subject to paragraph (c), where this Deed specifies a currency in which a payment must be made, the payment must be

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                                                                         PAGE 13
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                                                                    Allen Allen
SHARE SALE DEED                                                       & Hemsley
--------------------------------------------------------------------------------

          made in that currency and the person obliged to make the payment will bear any exchange rate risk. Where no currency is specified then, unless the relevant parties agree otherwise, the payment must be made in Australian dollars.

     (b) (COMPLETION STATEMENT AND TAX PROVISION) Notwithstanding the fact that the amounts in the Completion Statement are shown in Australian currency, the adequacy of a provision, reserve, accrual or allowance or, in the case of an asset (such as Relief in the form of a right to repayment), the value of that asset in respect of a Group Member, whether in the Completion Statement or in the Tax Provision itself, is to be measured by reference to:

          (i) in the case of the Completion Statement, any local currency amount which has been converted into Australian currency for the purposes of the Completion Statement (and not the corresponding amount of Australian currency); and

          (ii) in the case of the Tax Provision, any local currency amount in which the relevant liability to Tax or Relief arises, using the same conversion rate as is used in the Completion Statement (and not the corresponding amount of Australian currency), so that the Vendors shall not incur any liability nor obtain any benefit under this Deed merely because of a movement in the relevant exchange rate after the Completion Date.

     (c) (TOTAL PURCHASE PRICE) Notwithstanding any other provision of this Deed, the Total Purchase Price shall be Payable in US Dollars calculated at the exchange rate of AUD1 = USD0.658 and the adjustments to the Purchase Price and the Total Purchase Price (if any) payable under any Transaction Document shall be in AUD.

2.   CONDITIONS PRECEDENT
--------------------------------------------------------------------------------

2.1  APPLICATION OF CONDITIONS PRECEDENT

     Clause 2.2 applies in its entirety to the sale and purchase of the Sale Shares and Clauses 5 and 6 do not bind the parties unless and until each of the conditions in Clause 2.2 is satisfied in respect of such sale or waived by the Vendors and the Purchaser.

2.2  CONDITIONS PRECEDENT

     The conditions precedent to which Clauses 5 and 6 of this Deed are subject, in the manner specified in Clause 2.1, are as follows:

     (a)  (FOREIGN INVESTMENT APPROVAL) The Purchaser files a notice under section 25 of the Foreign Acquisitions and Takeovers Act and any of the following occurs:

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                                                                         PAGE 14
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                                                                    Allen Allen
SHARE SALE DEED                                                       & Hemsley
--------------------------------------------------------------------------------

          (i) (NOTICE OF NO OBJECTION) The Purchaser receives a notice from the Australian Treasurer to the effect that there is no objection to the acquisition of the BTIA Shares under the Commonwealth Government's foreign investment policy. The notice must be either unconditional or impose conditions which are not materially prejudicial to the interests of the Purchaser,

          (ii) (EXPIRATION OF WAITING PERIOD) The period provided under the Foreign Acquisitions and Takeovers Act, during which the Treasurer may make an order under section 18 or an interim order under section 22 in relation to the acquisition of the BTIA Shares, elapses without such an order being made.

          (iii) (EXPIRATION OF INTERIM ORDER) If an interim order under section 22 is made, the subsequent period for making a final order prohibiting the acquisition of the BTIA Shares elapses without a final order being made.

     (b) (FINANCIAL SECTOR (SHAREHOLDINGS) ACT APPROVAL) The Purchaser files an application to acquire a 100% stake in BTAL, Bankers Trust Life Limited and BT Australia Limited under section 13(l)13(l) of the Financial Sector (Shareholdings) Act 1998 (the FSSA) and receives a notice from the Australian Treasurer approving the application under the FSSA. The notice must be either unconditional or impose conditions which are not materially prejudicial to the interests of the Purchaser.

     (c) (HSR ACT) The Purchaser's Guarantor and the Purchaser on the one hand and the Warrantor and the Vendors' Guarantor on the other hand file notifications pursuant to the HSR Act and the applicable waiting period and any extensions thereof expire or terminate.


     (d) (INSURANCE REGULATIONS) The Purchaser's Guarantor and the Purchaser seek and obtain necessary approvals from the insurance regulatory authorities in the State of Iowa and the State of New York as may be required for the Purchaser to complete the transactions contemplated by the Transaction Documents, where such approvals are either unconditional or impose conditions which are not materially prejudicial to the interests of the Purchaser's Guarantor or the Purchaser, and such approvals have not expired or been rescinded before the Completion Date.

2.3  FURTHER CONDITIONS

     Completion of the sale and purchase of:

     (a) (OIR APPROVAL) the shares in BT Funds Management (NZ) Limited, BT New Zealand Nominees Limited and BT Portfolio Services (NZ) Limited is conditional upon the Purchaser receiving in writing any consent necessary under the Overseas Investment Regulations 1995 of New Zealand for the implementation of this Deed.

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                                                                    Allen Allen
SHARE SALE DEED                                                       & Hemsley
--------------------------------------------------------------------------------

     (b) (HONG KONG SFC) the shares in BTFMA is conditional upon approval from the SFC to the Purchaser or its nominee becoming a substantial shareholder (as defined in the Securities and Futures Commission Ordinance (Cap.24 in the laws of Hong Kong)) in BTFMA.

     (c) (SINGAPORE MAS) the shares in BTFMS is conditional upon approval from the MAS to the Purchaser or its nominee acquiring the entire issued share capital of BTFMS.

     The consent, clearance or authorisation (as the case may be) and approvals referred to above must be either unconditional or impose conditions which are not materially prejudicial to the interests of the Purchaser.

2.4  BENEFIT OF CONDITIONS

     Each of the conditions in Clauses 2.2 and 2.3 are for the benefit of the Vendors and the Purchaser and may only be waived if they all agree to do so.

2.5  SATISFACTION OF CONDITIONS

     The Purchaser shall file all necessary notices or applications in relation to, and the Vendors and the Purchaser shall use all reasonable endeavours to ensure the satisfaction of, each of the conditions in Clauses 2.2 and 2.3, as soon as practicable. Without limiting the generality of the foregoing:

     (a) the Purchaser will promptly inform the Vendors if any condition has been imposed in respect of any matter referred to in Clause 2.2 or 2.3 and whether that condition is considered materially prejudicial to the Purchaser's interests;

     (b) the Purchaser shall in respect of any application for approval referred to in Clause 2.2 or 2.3 (unless the Vendors waive such right of consultation or disclosure, as applicable):

          (i) consult with the Vendors as to the content of any such application or other material correspondence in relation to such application; and

          (ii) provide a copy of all or part of any such application in the usual manner (deleting such matters as are confidential or commercially sensitive for the Purchaser, in its discretion) before lodgement of any such application or, in respect of the applications under Clause 2.2(d), as soon as reasonably practicable after the date of this Deed; and

     (c) the Vendors shall provide such information as may reasonably be requested by the Purchaser in connection with any such application for approval.

     The Purchaser shall at all times keep the Vendors informed of progress in satisfying the conditions listed in Clauses 2.2 and 2.3 and of any material developments in relation thereto and shall, on the satisfaction of each condition, immediately notify the Vendors in writing of that fact.

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                                                                    Allen Allen
SHARE SALE DEED                                                       & Hemsley
--------------------------------------------------------------------------------

2.6  TERMINATION FOR FAILURE TO SATISFY CONDITIONS PRECEDENT

     This Deed will automatically terminate on the close of business on the Drop Dead Date if, any of the conditions precedent in Clause 2.2 is not satisfied or waived by the Vendors and the Purchaser by that time. Any termination shall be without prejudice to any right any party may have against another party or parties if it or they did not use reasonable endeavours as required in Clause 2.5 or for breach of Clause 17 but otherwise no party shall have any liability by reason of the termination.

2.7  FAILURE TO SATISFY FURTHER CONDITIONS

     The failure to satisfy any of the conditions in Clause 2.3 shall not entitle any party to terminate this Deed. If any condition in Clause 2.3 is not satisfied or waived by the Vendors and the Purchaser by the Drop Dead Date, then the sale and purchase of the Sale Shares in the relevant Company affected by that failure shall not proceed as contemplated in Clause 6.7(d). Any failure to proceed shall be without prejudice to any right any party may have against another party or parties if it or they did not use reasonable endeavours as required in Clause 2.5, but otherwise no party shall have any liability by reason of that sale and purchase not proceeding (other than in relation to the adjustment of the Purchase Price as provided for in Clause 12.1 (b)).

2.8  OFFSHORE IB BUSINESSES

     The Purchaser acknowledges that the Offshore IB Businesses are not the subject of sale pursuant to this Deed and may be retained or sold by the relevant member(s) of the Vendors' Group as they see fit.

2.9  MALAYSIAN SECURITIES COMMISSION

     The Purchaser must apply promptly after the date of this Deed for the written approval of the Malaysian Securities Commission for the indirect change in control of a shareholder in Commerce Asset Fund Managers Sdn Bhd that will arise on Completion of the sale and purchase of the BTIA Shares. If such approval is not obtained by the Completion Date, the shareholding interest in that company held by BTAL will be transferred, subject to the rights of pre-emption, if any, triggered as a result of such proposed transfer, on the Completion Date to a member of the Deutsche Group nominated by the Vendors' Guarantor at its book value and, in any case, Completion of the sale and purchase of the BTIA Shares will proceed. Notwithstanding the previous sentence, the Purchaser shall continue to comply with Clause 2.5 in respect of the relevant application and, if such approval is received on or before the Drop Dead Date unconditionally or on terms which are not materially prejudicial to the interests of the Purchaser and if the transfer to the member of the Deutsche Group is effected without the exercise of the rights of pre-emption and if the rights of pre-emption triggered by the following proposed transfer to the Purchaser under this Clause 2.5 are not exercised, the Purchaser shall acquire such shareholding interest from the then current holder for the same book value within 3

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                                                                         PAGE 17
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                                                                    Allen Allen
SHARE SALE DEED                                                       & Hemsley
--------------------------------------------------------------------------------

     business days of receipt of such approval or such later time, if so required in order to comply with the rights of pre-emption provisions.

3.   GROUP CONDUCT BEFORE AND AFTER COMPLETION
--------------------------------------------------------------------------------

3.1  GENERAL

     (a) Other than any action or transaction expressly contemplated by this Deed or by any other Transaction Document, the Vendors shall:

          (i) ensure that the Group continues to carry on the Business in the ordinary and usual course (but subject to the terms of the Stewardship Document);

          (ii) use reasonable endeavours to preserve the Group's present business organisation and relationships;

          (iii) use reasonable endeavours to preserve the Group's rights, goodwill, reputation and relations with its customers and others with whom the Group Members conduct business; and

          (iv) ensure that any and all insurance contracts which cover Group Members as at the date of this Deed are maintained until the Completion Date.

          For the purposes of this Deed ORDINARY AND USUAL COURSE OF BUSINESS and similar phrases includes taking any action to ensure or facilitate compliance with any new regulatory or legislative requirements (including, for example, MIA Transition).

     (b) Without limiting the generality of paragraph (a) above and except as contemplated by this Deed or any other Transaction Document, the Vendors shall ensure that, subject to Clause 3.2, no Group Member does, or agrees to do, any of the following things during the period from the date of this Deed to the Completion Date (inclusive) without the prior written consent of the Purchaser.

          (i) (NO BUSINESS ACQUISITIONS) Acquire any assets the consideration for which is in excess of $2,000,000.

          (ii) (NO DISPOSALS) Dispose of or create any Encumbrance, over any asset of a value, individually or in the aggregate, in excess of $2,000,000.

          (iii) (NO FINANCIAL INDEBTEDNESS) Incur any financial indebtedness or obtain any financial accommodation or give any guarantee or indemnity in excess of $2,000,000 or any series of similar commitments which would involve liability in excess of $2,000,000 in total.

          (iv) (NO MATERIAL COMMITMENTS) Enter into any other commitment which will involve expenditure by the Group Member in excess of $2,000,000 or any series of similar

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                                                                         PAGE 18
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                                                                    Allen Allen
SHARE SALE DEED                                                       & Hemsley
--------------------------------------------------------------------------------

                 commitments which would involve expenditure by the Group Member in excess of $2,000,000 in total.

          (v) (NO NEW ISSUES) Allot or issue any share capital or any securities or other rights which are convertible into share capital of any Group Member.

          (vi) (NO DISTRIBUTIONS) Declare or pay any dividend, make any other distribution of its profits, reserves or assets, reduce its capital, repay any shareholder's loan or advance or buy back any of its shares.

          (vii) (NO ALTERATIONS TO CONSTITUENT DOCUMENTS) Make any alterations to its constitution.

          (viii) (EMPLOYMENT CONDITIONS) Vary, whether orally or in writing, the terms of employment, including severance, redundancy or change in control entitlements, of any Employees.

          (ix) (NO AFFILIATE TRANSACTIONS) Enter into any transaction with BTC or any other member of the Deutsche Group (but not including Group Members) involving payments in excess of $500,000 in the aggregate.

          (x) (MOVEMENT OF EMPLOYEES TO FM) Move or re-allocate any Employees from the IB Businesses or Corporate Services to the FM Businesses.

          (xi) (NO HIRE) Hire any employee with an annual total compensation (excluding discretionary bonuses) in excess of $100,000.

          (xii) (NO COMPENSATION INCREASES) Increase or commit to increase the compensation, including any commission, bonus, retention payments or other direct or indirect remuneration, paid or payable to any Employee (other than normal compensation increases made in the ordinary course of business consistent with prior practice).

          (xiii) (NO CAPITAL EXPENDITURES) Make any capital expenditures in excess, in aggregate, of $1,000,000.

          (xiv) (NO ALTERATIONS TO ACCOUNTING PRINCIPLES) Amend, modify or supplement in any respect the Accounting Principles.

          (xv) (NO ALTERATIONS TO CONTRACTS) Create, renew, amend, terminate or cancel, or take any other action that may result in the creation, renewal, amendment, termination or cancellation of, any Contract except in the ordinary course of business.

          (xvi) (NO TERMINATIONS) Terminate the employment of any Employee of the Business at the Senior Vice President level or above.
--------------------------------------------------------------------------------
                                                                         PAGE 19
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                                                                    Allen Allen
SHARE SALE DEED                                                       & Hemsley
--------------------------------------------------------------------------------

          (xvii)  (NO NEW LINE OF BUSINESS) Enter into any new line of business.

          (xviii) (NO CORPORATE RESTRUCTURING) Effect any restructuring relating to or affecting the Group other than the Group Restructuring.

3.2  FIDUCIARY AND CERTAIN INVESTMENT BANKING ACTIVITIES

     Nothing in Clause 3.1 restricts, or requires the Purchaser's consent to, any action which may be undertaken by a Group Member:

     (a) as manager, trustee or custodian of a collective investment scheme or in any other fiduciary capacity;

     (b) in the ordinary and usual course of carrying out the investment banking business of the Group's Sales and Trading Division, Finance Division or Equities Division; or

     (c) in the performance of any rights or obligations under any Transaction Document.

     Any transaction not capable of being undertaken without alteration of the management or credit approval limits applicable as at the date of this Deed would not be entered into in the ordinary and usual course of business.

3.3  GROUP RESTRUCTURING

     The Purchaser acknowledges and consents to the implementation of the Group Restructuring and the Vendors undertake to complete the Group Restructuring before the Completion Date except in respect of the payment of dividends declared on or before the Completion Date which dividends the parties shall procure will be paid on the dates determined in accordance with Schedule 3.

3.4  CONTINUATION OF INFRASTRUCTURE SUPPORT

     (a) (SERVICES TO CONTINUE) The Warrantor must ensure that all Infrastructure Support provided to the FM Businesses by the BTIB Group or by a member of the Vendor's Group as at the date of this Deed, continues to be provided to the FM Businesses, on no less favourable terms, for such transition period after the Completion Date as the Purchaser reasonably requires (but not exceeding 6 months) to replace those services without any material adverse effect on the FM Businesses.

     (b) (SHARED SERVICES) The Warrantor and the Purchaser must use all reasonable endeavours to procure that the relevant companies enter into the Shared Services Agreements at or prior to the Completion Date in respect of the services to be provided by members of the Vendors' Group to certain of the Group Members and by certain Group Members to members of the Vendors' Group, together with

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                                                                    Allen Allen
SHARE SALE DEED                                                       & Hemsley
--------------------------------------------------------------------------------

          any other services required to be provided under paragraph (a) or otherwise agreed by the parties.

     (c)  (PURCHASER'S ROLE) Subject to the arrangements made under paragraphs
          (a) and (b), the Purchaser shall be responsible for providing Infrastructure Support to the Group and the Offshore FM Businesses from the Completion Date and shall use all reasonable endeavours to ensure that it is in a position to do so. This obligation shall only apply in respect of IB Businesses if and for so long as the Purchaser owns them.

     (d) (CO-OPERATION) Subject to the arrangements made under paragraphs (a) and (b), the Vendors and the Purchaser shall cooperate and do all things reasonably necessary to achieve an orderly handover from the Vendors' Group to the Purchaser of the responsibility for providing Infrastructure Support to the Group and the Offshore FM Businesses. This obligation shall only apply in respect of IB Businesses if and for so long as the Purchaser owns them.

3.5  TRANSITIONAL ARRANGEMENTS

     On and from the date of this Deed to the Completion Date the following arrangements shall apply to assist in ensuring a smooth and efficient transfer of the Business:

     (a) the Vendors shall ensure that the Purchaser Entities and their Officers and Advisers are given reasonable access during normal business hours to inspect the assets, properties, books of accounts, records and documents of the Business;

     (b) the Purchaser Entities and their Officers and Advisers shall keep confidential any confidential information so obtained;

     (c the Vendors' Group and the Purchaser Entities shall ensure that they provide such reasonable assistance as requested by the other party for the purposes of Clause 3.4 and the Shared Services Agreements;

     (d) the Vendors' Group shall ensure that the Purchaser has reasonable access to all Employees and clients of the Business;

     (e) the Vendors shall provide the Purchaser with an office in the Group's Chifley Tower premises for the purpose of monitoring and implementing the transitional arrangements under Clause 3.4 to Clause 3.6. The office will be of a size and with access to facilities necessary for this purpose; and

     (f) the Warrantor shall ensure that the Stewardship Committee consists of representatives of the Purchaser in a number equal to the number of representatives of the Warrantor.

3.6  IB LINKAGES

     As soon as practicable after the date of this Deed, the Warrantor shall procure that the Purchaser is provided with sufficient information to enable

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                                                                    Allen Allen
SHARE SALE DEED                                                       & Hemsley
--------------------------------------------------------------------------------

     the Purchaser to determine the Employees and services that are, as at the date of this Deed, provided to or shared with the FM Businesses by the BTIB Group or Corporate Services (respectively, SHARED EMPLOYEES and SHARED SERVICES). Within 10 business days of receipt of such information, the Purchaser must notify the Warrantor of the Shared Employees and Shared Services it requires for the purposes of running the FM Businesses with effect from the Completion Date and:

     (a) any Shared Services notified by the Purchaser will form part of the FM Businesses for all purposes;

     (b) any Shared Employees notified by the Purchaser will form part of the FM Businesses for all purposes; and

     (c) any Shared Services and Shared Employees not notified by the Purchaser will remain or form part of the BTIB Group.

3.7  CLIENT CONFIDENTIAL INFORMATION

     The Warrantor shall ensure that, from the date of this Deed to the Completion Date, none of the members of the Deutsche Group or any of their respective employees use any Client Confidential Information to develop, market, offer for sale or sell any of its fund management products (other than, until the Completion Date, the products of the FM Business) to any person.

4.   EMPLOYEE ARRANGEMENTS
--------------------------------------------------------------------------------

     (a) (RETENTION ARRANGEMENTS) The Purchaser shall be responsible to make whatever arrangements it may consider necessary or desirable with effect on and from the Completion Date to secure from such time the continuing services of any Employees.

     (b) (VENDORS' ROLE) The Vendors have no obligation to use any endeavours to retain any Employees in employment or to make any arrangements to seek to ensure that their employment or services continue before or after the Completion Date. The Purchaser shall not be entitled to make any Claim before or after the Completion Date against any member of the Vendors' Group nor shall any right of rescission or termination of any Transaction Document arise by reason of any person ceasing at any time to be an Employee.

     (c) (REDUNDANCY INDEMNITY FROM THE PURCHASER) The Purchaser shall indemnify the Vendors and the Warrantor for any loss suffered or incurred by any of them (including as a result of any reduction made in calculating the Net Assets to reflect a payment made by a Group Member before the Completion Date) as a result of:

          (i) any Employee being made redundant after the date of this Deed but before the Completion Date at the written request of the Purchaser; or

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                                                                    Allen Allen
SHARE SALE DEED                                                       & Hemsley
--------------------------------------------------------------------------------

          (ii) any Claim made against the Vendors or the Warrantor by any Employee where a provision has been in made in the Completion Statement in accordance with section 3.3 of the Accounting Principles but only to the extent of that provision.

     (d) (COC PLANS AND REDUNDANCY POLICIES) The Purchaser represents and warrants that it is aware of the terms of the plans called the Bankers Trust New York Corporation Change in Control Severance Plan I and Bankers Trust New York Corporation Change in Control Severance Plan II (each a PLAN and, together, the PLANS) and the policies known as the BTAL Redundancy Policy for Professional Employees and BTAL Redunduncy Policy for Fortnightly Employees (each a POLICY and, together the POLICIES) copies of which were included in the Disclosure Material.

     (e) (COC PAYMENTS) The Vendors shall ensure that all amounts to which Employees become entitled as a direct result of the merger between BTC and Circle Acquisition Corporation will be paid to those Employees on or before the Completion Date. This obligation does not relate to amounts payable pursuant to the Plans or Policies.

     (f) (OBLIGATIONS TO EMPLOYEES) The Purchaser shall (or shall procure one of its Related Bodies Corporate to) with effect from the Completion Date and until 4 June 2001:

          (i) provide similar plans to the Plans or similar benefits as provided under the Plans, to the extent referred to in clause 10 of those Plans; and

          (ii) provide or continue to provide all Employees who are employed by the Group or the Offshore FM Businesses at the Completion Date with Comparable Employment (as defined in clause 10 of the Plan in which they participate) or pay to any Employee who is not provided with Comparable Employment (or who is made Redundant (as defined in clause 2.8 of the Policies)) their full entitlements under the Plan and/or Policy in which the Employee is a participant.

     (g) (INDEMNITY FROM THE PURCHASER) The Purchaser shall indemnify the Vendors' Group against any Claim arising from the Purchaser's failure to fulfil its obligations under paragraph (f). Any of the Vendors may enforce this indemnity in its own name and/or on behalf of any other member of the Vendors' Group.

     (h) (NO POACHING) For a period of 12 months from the date of execution of this Deed:

          (i) the Warrantor will ensure that none of the Deutsche Group shall solicit or endeavour to entice away, employ or offer to employ any Employee; and

          (ii) the Purchaser shall not, and shall ensure that its Related Bodies Corporate do not, entice away, employ or offer to employ any person who, as at the Completion Date, is an

--------------------------------------------------------------------------------
                                                                         PAGE 23
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                                                                    Allen Allen
SHARE SALE DEED                                                       & Hemsley
--------------------------------------------------------------------------------

                employee of BTC and its Closely-held Subsidiaries in the United States of America or Japan who conduct funds management activities.

     (i) (NO POACHING CARVE-OUT) Paragraph (h) does not prohibit any members of Deutsche Group or the Purchaser and its Related Bodies Corporate (as applicable) from employing or seeking to employ any such employee:

          (i) who seeks employment with one of those entities on his or her own initiative; or

          (ii) who responds to a bona fide public advertisement for a vacant position with one of those entities provided that the advertisement is not targeted specifically at the employee concerned,

          in each case without any direct or indirect solicitation by or on behalf of any member of the Deutsche Group or the Purchaser and its Related Bodies Corporate, as the case may be. If paragraph (i) or (ii) apply, the new employer must provide the other parties with information to establish the application of paragraph (i) or (ii) on request.

     (j) (NO POACHING CARVE-OUT FOR BTIB EMPLOYEES) Paragraph (h) does not prohibit any members of the Deutsche Group from employing or seeking to employ any BTIB Employee (as defined in the IB Deed).

5.   SALE AND PURCHASE
--------------------------------------------------------------------------------

     On Completion:

     (a) each Vendor will sell those of the Sale Shares of which it is holder (as specified against that Vendor's name in Schedule 1) for the Purchase Price of those shares; and

     (b) the Purchaser will purchase those Sale Shares for that Purchase Price free and clear of all Encumbrances.

6.   COMPLETION
--------------------------------------------------------------------------------

6.1  PLACE FOR COMPLETION

     Subject to Clause 6.7, Completion will take place at the offices of Sullivan & Cromwell in New York, New York before 3 pm on the Completion Date.

6.2  DELIVERY OF TITLE DOCUMENTS

     Subject to Clause 6.7, the Vendors shall ensure that the following documents are delivered to the Purchaser on or before the Completion Date:

--------------------------------------------------------------------------------

                                                                    Allen Allen
SHARE SALE DEED                                                       & Hemsley
--------------------------------------------------------------------------------

     (a) (SHARE CERTIFICATES) The share certificates (if any) in respect of the Sale Shares.

     (b) (TRANSFERS) Transfers in registrable form (subject only to payment of stamp duty, if applicable) in favour of the Purchaser or the Purchaser's nominee (being a nominee that is a Closely-held Subsidiary of the Purchaser's Guarantor), duly executed by each registered holder as transferor of the Sale Shares and, in the case of BTFMS, together with such other documents as may be required for submission to the Commissioner of Stamp Duties for the purpose of stamping the transfers of the Sale Shares. The Purchaser's Guarantor enters into this Deed in its own right and as trustee for any nominee pursuant to this Clause to the intent that any such nominee may enforce this Deed to the same extent as if it had executed this Deed as the Purchaser.

     (c)  (POWERS OF ATTORNEY) A power of attorney in the form set out in
          Schedule 5 granted by each registered holder of the Sale Shares.

     (d) (SOLD NOTES FOR BTFMA) One sold note executed by BTID in respect of 349,999 common shares in BTFMA and one sold note executed by BTNHK in respect of 1 common share in BTFMA.

6.3  DELIVERY OF GENERAL DOCUMENTS

     Subject to Clause 6.7, on the Completion Date, the Vendors shall deliver the following documents to the Purchaser:

     (a) (RECORDS) For each Group Member, the register of members, register of charges, minute books, ledgers, journals and books of account, the certificate of registration (or equivalent document), the common seal (if any), share certificate books, and all records and documents relating to the business and property of the Group Member.

     (b)  (DISCLOSURE MATERIAL) The Disclosure Material.

     (c) (RESIGNATIONS) The written resignation of each director and any secretary (if any) of each Group Member who is so nominated by the Purchaser or the Vendors at least 5 days prior to the Completion Date with effect from Completion, subject to the requirement in respect of BTFMA to maintain at all times one dealing director as approved by the SFC, in respect of BTFMS to maintain a director who is resident in Singapore and a managing director approved by the MAS and, in respect of any other Group Member, any other legal or regulatory requirements concerning the composition of the relevant board of directors.

     (d)  (TRANSACTION DOCUMENTS) The Transaction Documents (other than the IB
          Deed) as executed by the relevant member of the Vendors' Group.


--------------------------------------------------------------------------------
                                                                         PAGE 25
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                                                                    Allen Allen
SHARE SALE DEED                                                       & Hemsley
--------------------------------------------------------------------------------

     (e) (INTRAGROUP AGREEMENTS) Documents (signed by each of the parties to the agreements respectively listed in Schedule 8) cancelling such of those agreements as nominated by the Warrantor. The Purchaser acknowledges that some or all of these agreements may be cancelled before such time if so determined by the Warrantor,

     (f) (INTER-COMPANY AGREEMENTS) Written evidence to the reasonable satisfaction of the Purchaser that, other than in respect of such arrangements as are notified in writing by the Purchaser to the Vendors within 5 business days before the Completion Date:

          (i) all inter-company accounts (other than as contemplated in Clause 6.3(h)) between any member of the Deutsche Group (other than Group Members), on the one hand, and any Group Member on the other hand; and

          (ii) all intercompany agreements (other than Parent Support Obligations, the Transaction Documents, the agreement contemplated by Clause 6.11, any agreements entered into in accordance with Clause 6.8 and the agreement referred to in Clause 6.12, and subject to Clause 6.3(e)) between any member of the Deutsche Group (other than Group Members), on the one hand, and any Group Member, on the other hand, shall have been terminated in writing.

     (g) (REPAYMENT OF FACILITY) Written acknowledgement that the debt described in Schedule 9 has been fully and finally repaid in accordance with that Schedule.

     (h) (FM BUSINESSES FACILITY) Documentation in a form reasonably satisfactory to the Purchaser under which the Warrantor agrees to provide a facility for a period of 3 months from the Completion Date for the benefit of BTAL for up to an amount of $1,250,000,000 which is available throughout that period to be used by BTAL for the FM Businesses (including in the margin lending business) carried on and conducted in Australia or New Zealand by the Group on terms no less favourable to BTAL than the facility in place as at the date of this Deed.

     The Vendors may effect delivery of the documents described in paragraphs
     (a) and (b) above by making them available at the offices of any of the Companies.

6.3A LEGAL OPINION

     On or before the Completion Date, the Warrantor shall provide to the Purchaser's Guarantor and the Purchaser's Guarantor shall provide to the Warrantor customary legal opinions in relation to their due execution of the Transaction Documents and the due execution of the Transaction Documents by their respective Related Bodies Corporate.


--------------------------------------------------------------------------------
                                                                         PAGE 26
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                                                                    Allen Allen
SHARE SALE DEED                                                       & Hemsley
--------------------------------------------------------------------------------

6.4  APPROVAL OF TRANSFERS

     Subject to Clause 6.7, the Vendors shall ensure that a meeting of the directors of each Company is held, or resolutions are otherwise duly passed, on or before the Completion Date at which the directors resolve:

     (a) to approve the registration of the transfers of the relevant Sale Shares (subject only to payment of stamp duty, if applicable); and

     (b) to issue new share certificates (if required) for the relevant Sale Shares in the names of the transferees (subject only to payment of stamp duty, if applicable).

6.5  COMPLETION DATE BOARD MEETINGS

     Subject to Clause 6.7, the Vendors shall ensure that a meeting of the directors of each Group Member is held on or before the Completion Date at which the nominees of the Purchaser, subject to the approval, if required, of the MAS in respect of BTFMS and of the SFC in respect of BTFMA, are appointed as directors and secretaries and the resignation of each resigning director and secretary is accepted.

6.6  PAYMENT OF PURCHASE PRICE, RE-FINANCING AND TRANSACTION DOCUMENTS

     On the Completion Date and subject to compliance with Clauses 6.2 to 6.5 by the Vendors, the Purchaser shall:

     (a) pay an amount equal to the Total Purchase Price by telegraphic transfer in immediately available funds to an account or accounts as nominated by the Vendors;

     (b) subject to Clause 6.7, deliver to the Vendors one bought note executed by the Purchaser in respect of 349,999 common shares in BTFMA and one bought note executed by the Purchaser in respect of 1 common share in BTFMA;

     (c) subject to Clause 6.7, provide to the Vendors a cheque made payable to the Government of the Hong Kong Special Administration Region for an amount in Hong Kong dollars calculated by the Vendors to be the Hong Kong dollar equivalent to 0.25% of the higher of the Purchase Price payable for Sale Shares in BTFMA as set out in Column 4 of Schedule 1 and the value of those Sale Shares as determined from BTFMA's latest audited accounts;

     (d) subject to Clause 6.7, provide to the Vendors a written undertaking in favour of the Inland Revenue Department of the Hong Kong Special Administrative Region to pay all stamp duty properly assessed under the Stamp Duty Ordinance on the transfer of the Sale Shares in BTFMA; and

     (e) deliver counterparts of the Transaction Documents delivered by the Vendors in accordance with Clause 6.3(d) executed by it or a Purchaser Entity (as the case may be) to which it is a party.


--------------------------------------------------------------------------------
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                                                                    Allen Allen
SHARE SALE DEED                                                       & Hemsley
--------------------------------------------------------------------------------
6.7  DELAY IN SATISFYING CONDITIONS IN CLAUSE 2.3

     (a) If any of the conditions for Completion of the sale and purchase of the Sale Shares (the RELEVANT SHARES) in a particular Company (the RELEVANT COMPANY) specified in Clause 2.3 have not been satisfied or waived by the Vendors and the Purchaser on or before the Completion Date, the obligations of the parties in respect of the Relevant Shares and the Relevant Company under Clauses 6.1,6.2, 6.3(a) and (c), 6.4,
          6.5 and (if the Relevant Company is BTFMA) 6.6(b), (c) and (d) shall be deferred until the business day (the RELEVANT DATE) which is 2 business days after those conditions are duly satisfied or waived.

     (b) The Purchaser shall be responsible for the day to day management of the Companies on and from Completion of the sale and purchase of the BTIA Shares and, if Clause 6.7(a) applies, shall ensure that the Business of the Relevant Company is carried on in the ordinary and usual course until the earlier of the Relevant Date and the Drop Dead Date, provided that the Purchaser shall ensure that the Relevant Company does not do or agree to do, any of the things specified in Clause 3.1(b), subject to Clause 3.2, during that period without the prior written consent of the Warrantor.

     (c) If the Relevant Date occurs on or before the Drop Dead Date, the Warranties given in respect of the Relevant Shares and Relevant Company shall be taken to have been given on, and with effect as at, the Relevant Date.

     (d) If the Relevant Date does not occur on or before the Drop Dead Date, then the sale and purchase of the Relevant Shares shall not proceed and:

          (i) the Purchase Price or Adjusted Purchase Price (as the case may be) of Relevant Shares shall be refunded to the Purchaser as provided for in Clause 12.1(b);

          (ii) the Purchaser shall indemnify the Vendors of the Relevant Company against any loss suffered by the Relevant Company or the Vendors as set out in paragraph (e) only to the extent to which the loss arises as a result of the negligence or wilful misconduct of an Officer of the Relevant Company; and

          (iii) the provisions of Clause 3.4 shall cease to apply in respect of the Relevant Company.

     (e)  For the purposes of paragraph (d)(ii), LOSS shall include:

          (i) any decrease in the value of the net assets of the Relevant Company from the Completion Date to the Drop Dead Date (which decrease shall be determined by similar procedures and upon the same basis as applicable to the preparation of the Completion Statement under Clause 10); and

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                                                                         PAGE 28
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                                                                    Allen Allen
SHARE SALE DEED                                                       & Hemsley
--------------------------------------------------------------------------------

          (ii) any Claims (whenever made) against the Relevant Company or any member of the Vendors' Group in respect of any acts or omissions or any breach of contract, fiduciary duty, law or the terms of any Authorisation by the Relevant Company or any of its Officers or otherwise arising from the conduct of the Business or affairs of the Relevant Company between the Completion Date and the Drop Dead Date.

6.8  OFFSHORE FM BUSINESSES

     (a) (IRELAND) On and from the date of this Deed, the Purchaser shall use reasonable endeavours to obtain all necessary regulatory approvals, including from the Central Bank of Ireland and the SFC, to effect a change in the manager of the BT International Investment Series of funds, as performed in Ireland, from BT Fund Managers (Ireland) Limited to the Purchaser or a Related Body Corporate of the Purchaser to have effect not before the Completion Date and no later than the Drop Dead Date.

          If so requested by the Purchaser, the Warrantor agrees (at the cost of the Purchaser) to procure the resignation of BT Trustee Company (Ireland) Limited as trustee of the BT International Investment Series or, if so requested by the Warrantor, the Purchaser agrees (at the cost of the Warrantor) to permit the resignation of BT Trustee Company (Ireland) Limited and, in either case, the Purchaser shall procure the appointment of a successor trustee, subject to receipt of any necessary regulatory and unitholder approvals.

          Pending such transfer of this Offshore FM Business, the Vendors and the Purchaser shall take all reasonable steps to ensure that this Offshore FM Businesses is carried on in the ordinary and usual course.

     (b) (UK) On and from the date of this Deed, the Purchaser shall use reasonable endeavours to obtain all necessary regulatory approvals, including from the Securities and Futures Authority, to permit a Purchaser Entity to operate the FM Businesses of the Group conducted in the United Kingdom by BTI, such approvals to have effect not before the Completion Date and no later than the Drop Dead Date.

          With effect on and from the receipt of all necessary approvals contemplated in this paragraph (b) (CHANGEOVER DATE), the Purchaser or its Related Body Corporate shall make an offer of employment, in a form satisfactory to the Vendors, to all the then current Employees employed by BTI in London in carrying out the activities of this Offshore FM Business (RELEVANT EMPLOYEES) on terms no less favourable than they enjoy at such time. The Warrantor shall, at least 15 business days before the Changeover Date, provide to the Purchaser sufficient details of the Relevant Employees and
--------------------------------------------------------------------------------
                                                                         PAGE 29
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                                                                    Allen Allen
SHARE SALE DEED                                                       & Hemsley
--------------------------------------------------------------------------------

          their terms of employment to allow the Purchaser or its Related Body Corporate to make such offers of employment.

          Pending such transfer of this Offshore FM Business, the Vendors and the Purchaser shall take all reasonable steps to ensure that this Offshore FM Business is carried on in the ordinary and usual course.

     (c) (ALBERTA TREASURY IMC) On and from the Completion Date, the Warrantor and the Purchaser shall use all reasonable endeavours to procure the novation of the rights and obligations of BTC under the Individually Managed Client Agreement dated 8 November 1991 made between Her Majesty the Queen in the Right of the Province of Alberta as represented by the Provincial Treasurer and BTC (the ALBERTA CONTRACT) in favour of BTFMIL to have effect not before the Completion Date and no later than the Drop Dead Date. Pending the novation of the Alberta Contract, the Warrantor shall ensure that BTC complies with all of its obligations under the Alberta Contract and the Purchaser shall ensure that the Group Members continue to carry on the activities related to the Alberta Contract in the ordinary and usual course.

     (d) (COMMON FUND IMC) Up to the Completion Date, the Warrantor shall ensure that BTC does not dismiss Craig McCauley as an employee (other than for cause) and permits him to manage US securities for the Common Fund Bond Portfolio under the Individually Managed Client Agreement dated 1 June 1995 made between the Common Fund and BTFMIL. After the Completion Date, the Purchaser shall make whatever arrangements are necessary to enable BTFMIL to continue managing that portfolio and the Warrantor shall have no continuing obligations under this paragraph.

6.9  POST COMPLETION LOAN BALANCES

     (a)  Except as required by the IB Deed and subject to Clauses 6.3(f) and
          (h), all outstanding amounts made available by the Deutsche Group (other than Group Members) to Group Members before the Completion Date shall be repaid in full on or before the Completion Date.

     (b) No later than 3 months after the Completion Date, the Purchaser shall ensure that all monies drawn down under the facility referred to in Clause 6.3(h) are fully repaid.

6.10 PARENT SUPPORT OBLIGATIONS

     The Purchaser:

     (a) will use reasonable endeavours to ensure that all Parent Support Obligations listed in Schedule 14 are fully released as soon as practicable after the Completion Date and that all other Parent Support Obligations are fully released as soon as practicable after they are identified; and

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                                                                    Allen Allen
SHARE SALE DEED                                                       & Hemsley
--------------------------------------------------------------------------------

     (b) indemnifies the Vendors, the Warrantor and the Vendors' Guarantor against any Claim arising as a result of the continued existence or enforcement of any Parent Support Obligation following the Completion Date, except, in each case, to the extent that any Parent Support Obligation or Claim relates to any Group Member or Offshore FM Business which is not ultimately sold to the Purchaser under this Deed.

6.11 CUSTODY ARRANGEMENTS

     The Purchaser acknowledges and agrees (despite Clause 3.1) that BTC proposes to formalise with Group Members on arms length terms the custody and sub-custody services (and services incidental to them) provided by BTC and BTCO to Group Members and by Group Members to BTC and BTCO as at the date of the Deed. The Vendors shall use reasonable endeavours to do this before Completion but if they are unable to do so, the Purchaser will use reasonable endeavours to procure that the relevant Group Members enter into appropriate contracts with BTC as soon as practicable after the Completion Date. Within a reasonable time of the Completion Date, the Purchaser and the relevant Group Members shall negotiate in good faith with BTCO to determine the basis, if any, on which the relevant members of the Group and BTCO may continue to provide custody and sub- custody services (and services incidental to them) to their respective clients,

6.12 DEUTSCHE FUNDS MANAGEMENT

     The Warrantor covenants to ensure that the agreement between Deutsche Funds Management and BT Portfolio Services Limited dated 8 December 1998 will not be terminated in consequence of the entry into or performance of this Deed.

7.   NOTICE TO COMPLETE
--------------------------------------------------------------------------------

7.1  NOTICE BY THE PURCHASER

     If any Vendor fails to satisfy its obligations under Clauses 6.1 to 6.6 in respect of the BTIA Shares on the due date (the DEFAULTING VENDOR), the Purchaser may give the Vendors a notice requiring the Defaulting Vendor to satisfy those obligations within a period of 10 business days from the date of receipt of the notice and declaring time to be of the essence in all respects. If the Defaulting Vendor fails to satisfy those obligations on the date specified in the Purchaser's notice, the Purchaser may, without affecting or limiting any other rights it might have, terminate this Deed.

7.2  NOTICE BY THE VENDORS

     If the Purchaser fails to satisfy its obligations under Clauses 6.1 to 6.6 in respect of the BTIA Shares on the due date, the Vendors may give the Purchaser a notice requiring it to satisfy those obligations within a period of


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                                                                    Allen Allen
SHARE SALE DEED                                                       & Hemsley
--------------------------------------------------------------------------------

     10 business days from the date of receipt of the notice, and declaring time to be of the essence in all respects. If the Purchaser fails to satisfy those obligations on the date specified in the Vendors' notice, the Vendors may, without affecting or limiting any other rights it might have, terminate this Deed.

8.   WARRANTIES, CLAIMS AND DISPUTES
--------------------------------------------------------------------------------

8.1  WARRANTIES AND INDEMNITY BY THE WARRANTOR

     (a) The Warrantor represents and warrants to the Purchaser, the Purchaser's Guarantor and the Purchaser Entities in the terms set out in Parts I and II of Schedule 4 and makes no other warranties.

     (b) Subject to the other provisions of this Clause 8, the Warrantor indemnifies the Purchaser against any Claim which is incurred or suffered by or brought or made or recovered against any Group Member Or in respect of any Offshore FM Business and which constitutes a breach of the Warranties.

8.2  WARRANTIES BY THE PURCHASER AND PURCHASER'S GUARANTOR

     The Purchaser and the Purchaser's Guarantor represent and warrant to the Vendors and the Warrantor in the terms set out in Part III, and undertake to comply with the terms set out in Part IV, of Schedule 4.

8.3  EFFECTIVE DATES

     Subject to Clause 6.7(c), the Warranties are given as at the date of this Deed and as at the Completion Date, except where a Warranty is expressed to be made as at or in respect of a particular date.

8.4  DISCLOSURES

     (a) The Purchaser and the Purchaser's Guarantor acknowledge that the Vendors and the Warrantor have disclosed, or are taken to have disclosed, to them any matter:

          (i) provided for or described in this Deed or any other Transaction Document;

          (ii)  fairly disclosed in the Disclosure Material;

          (iii) disclosed in writing to the Purchaser or the Purchaser's Guarantor or any of their respective directors, employees, Advisers or agents who have participated in the investigation any of them undertakes of the affairs of the Group; or

          (iv) that would have been disclosed had searches been conducted prior to the Completion Date of records open to public inspection maintained by Australian Stock Exchange Limited, Sydney Futures Exchange Limited, the Australian Securities


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                                                                    Allen Allen
SHARE SALE DEED                                                       & Hemsley
--------------------------------------------------------------------------------

                and Investments Commission, the Trade Marks Office, the, High Court, the Federal Court and the Supreme Courts and Land Titles Offices in any State or Territory in Australia and each equivalent Public Authority in the United States of America, Hong Kong, Singapore, Malaysia and New Zealand against a Vendor or any Group Member.

          For the purposes of this Clause, a matter is FAIRLY DISCLOSED if sufficient information has been disclosed that, if disclosed to a reasonable person (in the position of and with the Advisers used by the Purchaser and the Purchaser's Guarantor), that person would be aware of the substance and significance of the information.

     (b) The Purchaser and the Purchaser's Guarantor acknowledge that where a matter has been disclosed or taken to have been disclosed to the Purchaser and the Purchaser's Guarantor under paragraph (a) and that disclosure would have prompted a reasonable person to make further enquiries, any matter which would have been disclosed had the Purchaser or the Purchaser's Guarantor made those enquiries will be taken to have been disclosed to the Purchaser and the Purchaser's Guarantor.

8.5  CONSTRUCTION

     Each Warranty is to be construed independently of the others and is not limited by reference to any other Warranty.

8.6  LIMITATION ON WARRANTOR'S AND VENDORS' LIABILITY

     Notwithstanding any other provision of this Deed each of the following applies.

     (a) (MAXIMUM LIABILITY) Except for Warranty 3.1 in Part 1 of Schedule 4 (the TITLE WARRANTY), the Tax Warranties, or in the case of fraudulent misstatement, the maximum aggregate liability of the Warrantor and the Vendors for breach of the Warranties (including pursuant to Clause 8.1
          (b)) will be limited to the amount of $500,000,000. In the case of a breach of the Title Warranty in respect of any Sale Shares, the maximum liability of the Warrantor and the Vendors will be the Purchase Price or the Adjusted Purchase Price (as the case may be) of those Sale Shares. In the case of a breach of the Tax Warranties, the maximum liability of the Warrantor and the Vendors will be the Total Purchase Price or the Total Adjusted Purchase Price (as the case may be). The particular limits set out above are subject to the overriding limit that the maximum aggregate liability of the Warrantor and the Vendors for breach of the Warranties will be limited to the Total Purchase Price or the Total Adjusted Purchase Price (as the case may be).

     (b) (TIME LIMIT) The Warrantor and the Vendors will not have any liability in respect of any Claim:

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                                                                    Allen Allen
SHARE SALE DEED                                                       & Hemsley
--------------------------------------------------------------------------------

          (i) under the Warranties (other than Tax Warranties), unless reasonable particulars of the Claim are given to the Warrantor or the Vendor (as applicable) before 31 March 2003; or

          (ii) under the Tax Warranties, unless reasonable particulars of the Claim are given to the Warrantor or the Vendor (as applicable) within the period described in a law relating to Tax allowing the increase by a Tax Authority of a particular Tax liability, but in any event, before 30 June 2006. No time limit shall apply to any Claim under the Tax Warranties which relates to an obligation to pay, collect or remit withholding tax or involves an avoidance of Tax due to fraud or evasion by a Group Member.

     (c) (NOTICE BEFORE COMPLETION) If the Purchaser does not comply with Clause 815(a), the Warrantor and the Vendors shall not be liable for breach of Warranty in respect of the relevant Claim whenever arising to the extent to which the Purchaser's failure to comply has had a material prejudicial effect on the Warrantors or the Vendors.

     (d) (POST COMPLETION ACTIONS OR OMISSIONS) The liability of the Warrantor or the Vendors in respect of any Claim under the Warranties will be reduced or extinguished (as the case may be) to the extent that any act or omission after Completion by the Purchaser, any Related Body Corporate of the Purchaser or any of their Officers or any person acting or purporting to act on their behalf or deriving title from them has resulted in, or contributed to the amount of, the Claim. An act or omission of the Purchaser shall include any of:

          (i) a claim, election, surrender or disclaimer made or notice or consent given by the Purchaser or the Group Member after Completion, otherwise than at the request of the Vendor under the provisions of this Deed;

          (ii) a failure or omission by the Group Member to make any claim, election, surrender or disclaimer or give any notice or consent or do any other thing after Completion, the making, giving or doing of which was taken into account in computing a Tax Provision;

          (ill) a failure by the Purchaser to comply with any of its obligations under Clauses 8.10, 8.11 or 8.12; and

          (iv) a failure by the Purchaser to comply with any of its obligations under Part IV of Schedule 4.

     (e) (CREDIT) If after the Warrantor or the Vendor has made a payment to the Purchaser under a Claim made under the Warranties, the Purchaser receives any benefit or credit (including any Tax benefit) in respect of the matters to which the Claim relates, then the Purchaser shall immediately repay to the Warrantor a sum corresponding to the amount of the payment or (if less) the amount of the benefit or credit.

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                                                                     Allen Allen
SHARE SALE DEED                                                        & Hemsley
--------------------------------------------------------------------------------

     (f) (DISCLOSURES) It is not a breach of Warranty if the matter which is the subject of the Warranty or the Claim for breach of Warranty has been disclosed (or taken to be disclosed) by virtue of Clause 8.4. This provision does not apply in respect of a Tax Warranty.

     (g) (THRESHOLDS) The Warrantor and the Vendors will not be liable to the Purchaser for any Claim under the Warranties unless the amount of the Claim suffered or incurred by the Purchaser or the Group Members:

          (i)  is for an amount in excess of $1,000,000; and

          (ii) either alone or when aggregated with the amount of any other claims under the Warranties properly made against the Warrantor and the Vendors under this Deed exceeds, in respect of a Tax Warranty, $50,000,000 and, in respect of any other Warranty, $25,000,000 and, in both cases, only to the extent of such excess.

     (h)  (CHANGE OF LAW OR INTERPRETATION) It is not a breach of Warranty:

          (i) where the Claim arises as a result of any legislation not in force at the date of this Deed (other than Bills introduced into the Australian parliament in their tabled form as at 11 June
               1999), including legislation which takes effect retrospectively and any change in rates of Tax announced after the date of this Deed; or

          (ii) where the Claim arises as a result of or in respect of a change in the judicial or administrative interpretation of the law or any change in practice or policy of any Public Authority in any jurisdiction after the date of this Deed, including the change or withdrawal after the date of this Deed of any ruling, determination, policy or practice previously published or followed by any Taxation Authority.

     (i) (RECOVERY UNDER ANY OTHER RIGHT) The Warrantor and the Vendors will not be liable to the Purchaser for any Claim under any Warranty to the extent that the Purchaser or any Group Member is or would be, but for this paragraph (i), entitled to claim an indemnity against, or to otherwise recover from a person other than the Warrantor or the Vendors in respect of, any loss or damage suffered by the Purchaser or that Group Member arising out of the Claim, whether by way of contract, indemnity or otherwise.

     (j) (PROVISION) Any amount which has been included as a provision or allowance in the Completion Statement is not an amount which may be included in a Claim for breach of Warranty.

     (k) (DOING PROHIBITED ACTS) The Warrantor and the Vendors will not be liable in respect of a Claim made under or in respect of this Deed where the liability would not have arisen but for the doing of an act,

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                                                                     Allen Allen
SHARE SALE DEED                                                        & Hemsley
--------------------------------------------------------------------------------

          or the failure to act, by the Purchaser or the Purchaser's Guarantor in breach of any provision of this Deed.

     (l) (COMPENSATING BENEFITS) If the Warrantor can demonstrate to the reasonable satisfaction of the Purchaser that either:

          (i) an accrual, allowance, provision or reserve in respect of any Tax in respect of a Group Member in the Completion Statement or, if not in the Completion Statement, in the Tax Provision exceeds the actual liability in respect of that Tax; or

          (ii) an entitlement to any Relief which is shown as an asset in respect of a Group Member in the Accounts (and in this respect no such asset means a value of nil) is understated and the amount of the understatement is able to be actually availed of by the Group Member, then its liability to the Purchaser for a Claim for breach of any Warranty shall be reduced by the amount of the excess or the understatement, respectively.

     (m) (TIMING DIFFERENCES) To the extent that a Tax Claim only involves a timing difference (which through the effluxion of time and the operation of a Tax law does not give rise to a permanent difference) (for example, an amount being assessable in the year ending 31 December 1998, rather than in the succeeding year, or an amount being deductible in the year ending 31 December 1999 (or over that year and later years), rather than in the preceding year (or the 31 December 1998 year)), then the Claim shall be limited to any interest, penalty or other charge levied as a result of the late payment of Tax.

8.7  NO RELIANCE

     (a) The Purchaser and the Purchaser's Guarantor represent and warrant to the Vendors' Group, the Warrantor and the Deutsche Group that:

          (i) at no time has the Warrantor or any other member of the (Vendors' Group or the Deutsche Group, made or given any representation, warranty, promise or forecast upon which the Purchaser or the Purchaser's Guarantor has relied except those referred to in Clause 8.1 (a);

          (ii) no other statements or representations:

               (A) have induced or influenced the Purchaser or the Purchaser's Guarantor to enter into this Deed or agree to any or all of its terms;

               (B) have been relied on in any way as being accurate by the Purchaser or the Purchaser's Guarantor;

               (C) have been warranted to the Purchaser or the Purchaser's Guarantor as being true; or

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                                                                         PAGE 36
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                                                                     Allen Allen
SHARE SALE DEED                                                        & Hemsley
--------------------------------------------------------------------------------

               (D) have been taken into account by the Purchaser or the Purchaser's Guarantor as being important to its decision to enter into this Deed or agree to any or all of its terms; and

         (iii) each has had the opportunity to make and has made reasonable enquiries in relation to all matters material to it which relate to the Group and which are not covered by the Warranties and satisfied itself in relation to the matters arising from those investigations.

     (b) The Purchaser and the Purchaser's Guarantor acknowledge that the Vendors, the Warrantor and the Deutsche Group have relied on the agreement by the Purchaser and the Purchaser's Guarantor to make the representations and warranties referred to in paragraph (a) in selecting the Purchaser as the purchaser of the Sale Shares and Offshore FM Businesses, that such representations and warranties are a fundamental term of this Deed and that the Vendors, the Warrantor and the Deutsche Group would not have selected the Purchaser as the purchaser of the Sale Shares and Offshore FM Businesses or entered into this Deed or any Transaction Document with the Purchaser and the Purchaser's Guarantor if the Purchaser and the Purchaser's Guarantor were not prepared to make those representations and warranties.

     (c)  The Vendors receive the benefit of this Clause 8.7 and Clauses 8.8 and
          8.9 in their own right and as agent for each member of the Vendors' Group and the Deutsche Group.

8.8  STATUTORY ACTIONS

     In recognition of the representations and warranties given by the Purchaser and the Purchaser's Guarantor under Clause 8.7 and by the Warrantor under Clause 9 of Part 1 of Schedule 4 and to the extent permitted by law, each of the Purchaser and the Purchaser's Guarantor agree not to make and waive any right it may have to make any Claim against any Vendor, the Warrantor or any member of the Deutsche Group or any of their respective Officers, employees, agents or Advisers, whether in respect of the Warranties or otherwise, under:

     (a) (AUSTRALIA) section 52 of the Trade Practices Act 1974, section 12DA of the Australian Securities and Investments Commission Act or any provision of Part 7.11 of the Corporations Law, or any corresponding or similar provision of any Australian state or territory legislation;

     (b) (NEW ZEALAND) the New Zealand Fair Trading Act 1986, or any corresponding or similar provision of any other legislation in New Zealand; and

     (c) (OTHER JURISDICTIONS) any similar provision of any legislation in any other relevant jurisdiction.

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                                                                     Allen Allen
SHARE SALE DEED                                                        & Hemsley
--------------------------------------------------------------------------------

8.9  INDEMNITY

     (a) If the Purchaser, the Purchaser's Guarantor, any other Purchaser Entity, or any person acting through them, makes a Claim against any member of the Vendors' Group, the Warrantor or the Deutsche Group (an INDEMNIFIED PARTY) contrary to Clause 8.7 or 8.8, then the Purchaser and the Purchaser's Guarantor will release, or will procure the release by the Purchaser Entity or by the person, of the Indemnified Party from, and will indemnify the Indemnified Party against, such a Claim.

     (b) Each of the Vendors and the Warrantor has sought the indemnity received under paragraph (a) both on its own behalf and on behalf of the other Indemnified Parties and any of the Vendors or the Warrantor may enforce the indemnity given under paragraph (a) in its own name and/or on behalf of any such Indemnified Party.

     (c) Notwithstanding any other provision of this Deed, the Purchaser agrees to indemnify the Vendors and the Warrantor against the amount of any additional Tax or in respect of the loss of any Tax benefit or Relief arising out of any breach of any provision in Part IV of Schedule 4.

8.10 DEALING WITH THIRD PARTY CLAIM OR TAX CLAIM AFTER COMPLETION DATE

     (a) (THIRD PARTY CLAIM) If the Purchaser or the Purchaser's Guarantor become aware after the Completion Date of any circumstances which constitute or could (whether alone or with any other possible circumstances) constitute a Claim (other than a Tax Claim) against the Purchaser or any Group Member (other than a Claim to which Clause 8.9 applies) which if satisfied might reasonably result in a Claim (other than a Tax Claim) against the Warrantor or the Vendors for breach of any Warranty or pursuant to the IB Indemnity (a THIRD PARTY CLAIM), the Purchaser must do each of the following:

          (i) as soon as reasonably practicable give the Warrantor full details of the circumstances and any further related circumstances of which the Purchaser or the Purchaser's Guarantor became aware;

          (ii)  until it notifies the Warrantor in accordance with paragraph
                (i), take reasonable steps to mitigate any loss which may give rise to such a Claim against the Warrantor or a Vendor;

          (iii) not make any admission of liability, agreement or compromise with any person in relation to the Third Party Claim without first consulting with and obtaining the approval of the Warrantor (which approval shall not be unreasonably withheld or delayed);

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
                                                                     Allen Allen
SHARE SALE DEED                                                        & Hemsley
--------------------------------------------------------------------------------

          (iv) give the Warrantor and its Advisers access on such terms as would satisfy section 263 of the Tax Act, but subject to any confidentiality obligations which the Purchaser or a Group Member may be subject to arising by operation of law, to:

               (A) the personnel and premises of the Purchaser and any Group Member; and

               (B) relevant chattels, accounts, documents and records within the power, possession or control of the Purchaser and any Group Member,

               to enable the Warrantor and its Advisers to examine the circumstances, premises, chattels, accounts, documents and records relating to the Third Party Claim and to obtain copies (including certified copies) or photographs of them at their own expense; and

          (v) (A) at the Warrantor's expense, take all action in good faith and with due diligence that the Warrantor reasonably directs to avoid, remedy or mitigate the Third Party Claim, including legal proceedings and disputing, defending, appealing or compromising the Third Party Claim and any adjudication of it; and

               (B) with the consent of the Purchaser (such consent not to be unreasonably withheld or delayed) conduct the action using professional advisers nominated by the Warrantor and approved by the Purchaser for this purpose and, if requested by the Warrantor, grant carriage of the action to the Warrantor. If the Purchaser so requests:

                   (1) the Purchaser shall be entitled to be kept informed of all material matters pertaining to such action and shall be entitled to see copies of all correspondence and other documents pertaining to such action; and

                   (2) the Warrantor and Vendor shall make no settlement or compromise of the Third Party Claim, nor agree any matter in the conduct of the dispute, which is likely to affect the future liability of any Group Member, without the prior written approval of the Purchaser, such approval not to be unreasonably withheld or delayed.

     (b) (TAX CLAIMS) If the Purchaser or the Purchaser's Guarantor become aware after the Completion Date of any circumstances which constitute or could (whether alone or with any other possible

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                                                                     Allen Allen
SHARE SALE DEED                                                        & Hemsley
--------------------------------------------------------------------------------

          circumstances) constitute a Tax Claim (other than a Claim to which Clause 8.9 applies), the Purchaser must do each of the following:

          (i) as soon as reasonably practicable give the Warrantor full details of the circumstances and any further related circumstances of which the Purchaser or the Purchaser's Guarantor become aware, including, the provision on a continuous basis of any written notes of any material oral communications the Purchaser, the Purchaser's Guarantor, a Group Member or any person acting on their behalf has had with any representative of a Taxation Authority concerning any material matter relating to a Tax Claim or potential Tax Claim which relates to a period prior to Completion;

          (ii) forward, or cause to be forwarded, to the Warrantor within 10 business days of receipt by the addressee a copy of any Notice of Assessment, Notice of Amended Assessment, any other demand for payment, any notice, correspondence or other document relating to a Tax Claim or potential Tax Claim received from a Taxation Authority or any legal representative of a Taxation Authority or any court or tribunal in connection with or related to a Tax Claim;

          (iii) consult with the Warrantor as to the appropriate response to any notice, correspondence, demand or other document referred to in
                (ii) above, which may include without limitation, the preparation and lodgment of a Notice of Objection, a reference to the relevant Tribunal or an action in or appeal to a Court;

          (iv) ensure, subject to subparagraph (vii) below, that a relevant Group Member takes all reasonable action (including the making of objections and appeals) that the Warrantor requests to avoid, resist, compromise or defend a demand or notice issued by a Taxation Authority which gives rise to the Tax Claim, provided that the Warrantor indemnifies the Purchaser and any Group Member against any costs which may be suffered or reasonably be incurred as a result of compliance with their request;

          (v) ensure the Warrantor has control over the form and substance of the action to be taken and any appeals or further actions in respect of such action, notwithstanding that any Group Member is a party to such action;

          (vi) ensure that neither it nor any Group Member will compromise or discontinue any proceedings taken under this Clause without the prior written consent of the Warrantor;

          (vii) ensure that both it and each relevant Group Member does, at the Warrantor's cost and expense, all that the Warrantor reasonably requests it to do to pursue any and all of the steps

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                                                                         PAGE 40
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                                                                     Allen Allen
SHARE SALE DEED                                                        & Hemsley
--------------------------------------------------------------------------------

               contemplated by this paragraph 8.10(b) unless in the case of an appeal or other relevant litigation, it reasonably considers that such an appeal or other relevant litigation would be injurious to the name or reputation of the Purchaser or a Group Member and in any such case, an independent tax adviser (appointed by agreement between the Purchaser and the Warrantor or, failing such agreement, selected by the President for the time being of the Taxation Institute of Australia) advises in writing that in his or her opinion the basis for any objection, application, appeal or other relevant litigation requested by the Warrantor would not be arguable on reasonable grounds and would be an abuse of process; and

        (viii) give the Warrantor and its Advisers access on such terms as would satisfy section 263 of the Tax Act, but subject to any confidentiality obligations which the Purchaser or a Group Member may be subject to arising by operation of law, to:

               (A) the personnel and premises of the Purchaser and any Group Member; and

               (B) relevant chattels, accounts, documents and records within the power, possession or control of the Purchaser and any Group Member,

               to enable the Warrantor and its Advisers to examine the circumstances, premises, chattels, accounts, documents and records relating to the Tax Claim and to obtain copies (including certified copies) or photographs of them at their own expense.

     (c) (FAILURE TO COMPLY) Any failure by the Purchaser to comply with this Clause 8.10 does not prevent the Purchaser or any Group Member either from recovering any loss incurred in connection with the Third Party Claim or the Tax Claim against it or any Group Member except to the extent such failure materially prejudices the ability of the Warrantor or the Vendor to defend the Third Party Claim or the Tax Claim or otherwise materially increases the liability of the Warrantor or the Vendors.

     (d) (WARRANTOR'S CAPACITY) For the purposes of Clause 8.10, the Warrantor shall act on its own behalf and on behalf of the Vendors (if applicable).

8.11 TAX ASSESSMENT

     If a Tax Claim against a Group Member gives rise to a Claim against the Warrantor under this Deed, the Purchaser shall cause the Group Member, upon written request by the Warrantor, to co-operate in seeking an extension of time to pay all or part of the Tax assessed pending objection and/or appeal and to refrain from paying the Tax during the period of any extension of time.

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                                                                         PAGE 41
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                                                                     Allen Allen
SHARE SALE DEED                                                        & Hemsley
--------------------------------------------------------------------------------

8.12 PROCEDURE FOR MAKING CLAIM

     (a) The Purchaser shall not make a Claim against a Vendor or the Warrantor under or in respect of this Deed (other than under Clause 10) unless:

          (i) the Purchaser acts bona fide as to the existence, nature and amount of such Claim;

          (ii) such Claim is made under this Clause 8.12 (not by any other means) and subject to and in accordance with the provisions of this Deed and any other Transaction Document applicable to such Claim; and

          (iii) the Purchaser gives prompt notice to the Vendor or the Warrantor (as the case may be) specifying details of the Claim and/or the amount (including any interest payable under this Deed) claimed (a CLAIM NOTICE).

     (b) If the Vendor or Warrantor (as the case may be) disputes the Purchaser's Claim under a Claim Notice, then it must serve a notice on the Purchaser within 20 business days after receipt of the Purchaser's notice (a DISPUTE NOTICE).

     (c) If the Vendor or Warrantor (as the case may be) do not serve a Dispute Notice, the Purchaser is entitled, in relation to the Claim, to the amount claimed by the Purchaser in the Claim Notice above (subject to the application of Clauses 8.6(a) and 8.6(g) or any other amount agreed between the Vendor or Warrantor (as the case may be) and the Purchaser.

     (d)  If the Vendor or Warrantor (as the case may be) serves a Dispute
          Notice:

          (i) the Purchaser and the Vendor or Warrantor (as the case may be) must, for a period of 10 business days after receipt by the Purchaser of the Dispute Notice, negotiate in good faith to agree the amount (if any) to which the Purchaser is entitled in relation to the Claim or, failing agreement, refer the matter in writing for determination by an Expert appointed and acting in accordance with Clause 8.13; and

          (ii) if the Claim is (during that period or subsequently) agreed, compromised, determined or settled in favour of the Purchaser then the Purchaser is entitled, in relation to the Claim, to the amount payable to the Purchaser under that agreement, compromise or settlement.

     (e) Any allegation of fraud shall not be referred to the Expert under paragraph (d), and the Purchaser shall be entitled to pursue such legal remedy as it thinks fit.

     (f) Each party must bear its own costs and expenses, (including legal, accounting and actuarial fees) arising from observing this Clause 8.12.

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                                                                     Allen Allen
SHARE SALE DEED                                                        & Hemsley
--------------------------------------------------------------------------------

8.13 EXPERT

     For the purposes of Clause 8.12:

     (a) the Expert shall be instructed to make its determination within 20 business days;

     (b)  each party:

          (i) must provide the Expert full access to its books and records and any information required by the Expert to complete its determination; and

          (ii) is entitled to make written submissions to the Expert in respect of the matter for determination within 10 business days of the date of the referral to the Expert;

     (c) the Expert, when appointed, shall act as an expert and not as an arbitrator;

     (d) the determination of the Expert shall be final and binding on the parties and shall be notified to the Purchaser and the Vendor or Warrantor (as the case may be); and

     (e) the Expert's costs shall be borne by the Vendor or the Warrantor in the proportions determined by the Expert (the parties acknowledging that such power of determination will not deny the operation of paragraph (c)).

8.14 ALTERATIONS TO PURCHASE PRICE OR ADJUSTED PURCHASE PRICE

     (a) Any monetary compensation received by the Purchaser in satisfaction of a Claim for any breach by the Warrantor or a Vendor of any Warranty or under the IB Indemnity shall be taken to be in reduction and refund of the Purchase Price or the Adjusted Purchase Price (as the case may be).

     (b) If, subsequent to the payment by the Warrantor of a Claim by way of refund and reduction of the Purchase Price or the Adjusted Purchase Price (as the case may be), the whole or part of the Claim is refunded to a Group Member or otherwise applied for the benefit of a Group Member pursuant to a relevant Tax law or otherwise, then the Purchaser shall forthwith pay by way of additional Purchase Price or Adjusted Purchase Price (as the case may be) the amount refunded or applied pursuant to the relevant law or otherwise.

     (c) If any interest is paid or credited to the Group Member in respect of any amount payable to the Warrantor as provided in paragraph (b), the Purchaser shall, in addition, pay by way of additional Purchase Price or Adjusted Purchase Price (as applicable) a sum equal to the interest net of any tax payable by the Purchaser in respect of that interest.

     (d) Any adjustment to the Purchase Price or the Adjusted Purchase Price shall relate to particular Sale Shares or particular Offshore FM

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                                                                     Allen Allen
SHARE SALE DEED                                                        & Hemsley
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           Businesses, and the Purchase Price or Adjusted Purchase Price shall be adjusted in relation to the particular Sale Shares or Offshore FM Business to which the adjustment relates and, if there is no direct relationship, then in accordance with the reasonable determination of the Vendors or, failing such determination, in the proportions in which they comprise the Total Purchase Price.

8.15 NOTIFICATION OF WARRANTY BREACH BEFORE COMPLETION

     (a) If before Completion the Purchaser or Purchaser's Guarantor become aware of a matter that constitutes a breach of any Warranty, or that the Purchaser or Purchaser's Guarantor believes is likely to constitute a breach of a Warranty (other than a Tax Warranty):

          (i)  the Purchaser must notify the Warrantor and Vendors of this; and

          (ii) the Warrantor and Vendors shall have a reasonable opportunity to remedy the breach or likely breach.

     (b) If the Warrantor or Vendors are unable to remedy the breach or potential breach of Warranty or if the Purchaser does not accept the result as a remedy, the Purchaser must still complete the sale and purchase of the Sale Shares in accordance with this Deed.

9.    ACCESS TO AND RETENTION OF RECORDS
--------------------------------------------------------------------------------

9.1  ACCESS

     (a) The Purchaser undertakes that it shall preserve all Records referable to any time up to the end of the fiscal year in which Completion occurs, for a period whichever is the greater of (i) 5 years from the Completion Date, or (ii) the relevant length of time which is required by statute.

     (b) After Completion, to the extent that the Vendors require such access to enable the Vendors' Group to prepare their Tax returns, accounts and other financial statements, to discharge any statutory obligation, or in connection with any Tax or Relief or the conduct of legal or arbitration proceedings by the Vendors, the Purchaser agrees to allow the Vendors and their Advisers, on receiving reasonable notice from the Vendors:

          (i) access on such terms as would satisfy section 263 of the Tax Act to the Records at all reasonable times, to inspect (free of charge) and obtain copies including certified copies (at the Vendors' expense) of, the Records; and

          (ii) reasonable access to employees of the Purchaser or the Group to assist the Vendors in preparing the tax returns, accounts

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                                                                     Allen Allen
SHARE SALE DEED                                                        & Hemsley
--------------------------------------------------------------------------------


               and statements and in dealing with any such statutory obligations, Tax, Relief or legal or arbitration proceedings.

     (c) The Vendors will reimburse the Purchaser for any reasonable costs incurred by the Purchaser in retrieving any Records for the Vendors under this Clause 9.1.

     (d) No Purchaser Entity shall be obliged to waive privilege. Each Purchaser Entity may require the Vendors to take reasonable steps to preserve confidentiality.

9.2  RETENTION

     The Purchaser agrees to, and shall ensure that the Group Members, permit the Vendors to retain for their own purposes, but not for commercial or business development purposes, a copy of any Record which is in the possession of the Vendors or the Vendors' Guarantor on Completion. The Vendors or Vendor's Guarantor shall keep all such Records confidential other than disclosures:

     (a) to its Advisers, if those Advisers undertake to keep the information disclosed confidential; or

     (b) made in compliance with any applicable law or requirement of any regulatory body (including any relevant Stock Exchange).

10.  THE COMPLETION STATEMENT
--------------------------------------------------------------------------------

10.1 PREPARATION OF COMPLETION STATEMENT

     The Vendors and the Purchaser shall co-operate to ensure that as soon as practicable after the Completion Date and in any event not later than 40 business days thereafter the draft Completion Statement shall have been prepared by the Vendors.

10.2 DELIVERY OF COMPLETION STATEMENT AND VENDORS' ACCOUNTANTS REPORT

     Within 10 business days after the preparation of the draft Completion Statement in accordance with Clause 10.1 the Vendors shall procure the Vendors' Accountants to provide to the Vendors and the Purchaser a copy of the Completion Statement together with a written report:

     (a) stating that, in their opinion, the Completion Statement has been prepared in the manner provided in Clause 10.5;

     (b) stating their opinion as to the amount of Net Assets and the amount (if any) by which Net Assets exceeds or is less than the amount of Preliminary Net Assets (respectively a REPORTED EXCESS or a REPORTED SHORTFALL);

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                                                                     Allen Allen
SHARE SALE DEED                                                        & Hemsley
--------------------------------------------------------------------------------

     (c) stating their opinion as to the amount of the Total Adjusted Purchase Price and, if applicable, the allocation thereof among the Sale Shares and Offshore FM Business to which any adjustment relates; and

     (d) stating their opinion as to the allocation of assets and liabilities of the Group as between the FM Businesses and the IB Businesses.

10.3 ACCESS TO INFORMATION

     The Purchaser shall:

     (a) provide or ensure the provision of all information and assistance which may be requested by the Vendors and the Vendors' Accountants in connection with the preparation and review of the Completion Statement; and

     (b) permit representatives of the Vendors and the Vendors' Accountants to have access to and take extracts from or copies of any books, correspondence, accounts or other records relating to the Group in its possession or control.

10.4 REVIEW BY PURCHASER'S ACCOUNTANTS

     The Purchaser shall instruct the Purchaser's Accountants to examine and review the working papers of the Vendors and the Vendors' Accountants relating to the preparation of the Completion Statement. The Purchaser's Accountants shall conduct this examination and review on receipt of the Completion Statement and working papers under Clause 10.2 and shall complete it within 15 business days of such receipt (the REVIEW PERIOD). The parties shall co-operate to ensure that the Purchaser's Accountants are given all information and explanations they reasonably request in relation to the Completion Statement during the Review Period.

10.5 BASIS OF PREPARATION OF COMPLETION STATEMENT

     The Completion Statement shall be prepared in accordance with the Accounting Principles and in the form set out in Schedule 6.

10.6 REPORT BY PURCHASER'S ACCOUNTANTS

     The Purchaser shall instruct the Purchaser's Accountants to provide to the Vendors and the Purchaser, by no later than the end of the Review Period, a report by the Purchaser's Accountants:

     (a) stating whether the Purchaser's Accountants agree with the amount of Net Assets and the allocation of assets and liabilities between the FM Businesses and the IB Businesses stated in the Completion Statement and the Total Adjusted Purchase Price or the allocation thereof among the Sale Shares and Offshore FM Businesses notified by the Vendors' Accountants; or

     (b) if the Purchaser's Accountants do not agree with the amount of Net Assets or the allocation of assets and liabilities between the FM

--------------------------------------------------------------------------------
                                                                         PAGE 46

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                                                                     Allen Allen
SHARE SALE DEED                                                        & Hemsley
--------------------------------------------------------------------------------

          Businesses and the IB Businesses stated in the Completion Statement or the Total Adjusted Purchase Price or the allocation thereof in accordance with Clause 10.10 notified by the Vendors' Accountant, setting out:

          (i) the matters in respect of which the Purchaser's Accountants disagree with the Vendors' Accountants;

          (ii) the grounds on which the Purchaser's Accountants disagree with the Vendors' Accountants; and

          (iii) their opinion as to the amount of Net Assets, the allocation of assets and liabilities between the FM Businesses and the IB Businesses and Total Adjusted Purchase Price and the allocation of it in accordance with Clause 10.10.

10.7 APPLICATION OF CLAUSE 11.1

     Clause 11.1 will apply if the Purchaser's Accountants:

     (a) state in their report delivered under Clause 10.6 that they agree with the amount of Net Assets and the allocation of assets and liabilities between the FM Businesses and the IB Businesses stated in the Completion Statement and the amount of the Total Adjusted Purchase Price and the allocation of it in accordance with Clause 10.10, as notified by the Vendors' Accountants; or

     (b) fail to deliver their report by the end of the Review Period (in respect of which time is of the essence).

10.8 RESOLUTION OF DISPUTES AND APPLICATION OF CLAUSE 11.2

     (a) Clause 11.2 will apply if, and only if, the Purchaser's Accountants deliver a report of the kind contemplated by Clause 10.6(b). The matters of disagreement stated in the report by the Purchaser's Accountants, if not resolved between the Vendors and the Purchaser within 10 business days of delivery of the report by the Purchaser's Accountants, will be referred for resolution to an Expert.

     (b)  The Expert shall be instructed to:

          (i) decide within the shortest practicable time the matters of disagreement;

          (ii)  amend the Completion Statement accordingly; and

          (iii) deliver a report stating, on the basis of his decision, his opinion as to the amount of Net Assets, the allocation of assets and liabilities between the FM Businesses and the IB Businesses and the Total Adjusted Purchase Price and the allocation of it in accordance with Clause 10.10.

     (C) The Expert shall decide the procedures to be followed in order to resolve the matters of disagreement. The Vendors and the Purchaser shall provide, and shall ensure that the Vendors' Accountants and the

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                                                                    Allen Allen
SHARE SALE DEED                                                       & Hemsley
--------------------------------------------------------------------------------

          Purchaser's Accountants respectively provide, to the Expert all information and assistance he reasonably requests for the purpose of his report.

10.9  CONCLUSIVENESS OF REPORT

      For the purposes of this Clause 10:

      (a) the Vendors' Accountants and the Purchaser's Accountants shall act as independent experts, not as arbitrators;

      (b) except to the extent that Clauses 10.6(b) and 10.8 may be applicable, the Vendors' Accountants' decision as to the Completion Statement, the amount of Net Assets, the allocation of assets and liabilities between the FM Businesses and the IB Business, the Total Adjusted Purchase Price and the allocation of it among the Sale Shares and Offshore FM Businesses shall be conclusive, final and binding on the parties (except in the case of manifest error); and

      (c) the Expert (if appointed) shall act as an independent expert, not as arbitrator. The Expert's decision as to the amount of Net Assets, the allocation of assets and liabilities between the FM Businesses and the IB Business, the Total Adjusted Purchase Price and the allocation of it among the Sale Shares and Offshore FM Businesses shall be conclusive, final and binding on the parties (except in the case of manifest error).

10.10 ADJUSTMENT OF PURCHASE PRICE

      If the Completion Statement or, if applicable, the Expert's Report states that any adjustment of the Total Purchase Price should relate to particular Sale Shares or Offshore FM Business, the Purchase Price of that asset shall be adjusted accordingly. Otherwise any adjustment shall be deemed to be made to the Purchase Price of the Sale Shares or Offshore FM Business in the proportions in which they comprise the Total Purchase Price.

10.11 COSTS

      The Vendors and the Purchaser shall bear their own costs of and incidental to this Clause 10, the Vendors shall bear the costs of the Vendors' Accountants, the Purchaser shall bear the costs of the Purchaser's Accountants and the costs of the Expert (if appointed) shall be borne one half by the Vendors and one half by the Purchaser.

11.   POST-COMPLETION ADJUSTMENT
--------------------------------------------------------------------------------

11.1  IF COMPLETION STATEMENT FINAL

      If this Clause applies by operation of Clause 10.7 then, if the amount of Net Assets set out in the Completion Statement:


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                                                                    Allen Allen
SHARE SALE DEED                                                       & Hemsley
--------------------------------------------------------------------------------

      (a) is less than the amount of Preliminary Net Assets, the Vendors shall within 2 business days of the triggering of this Clause pay by telegraphic transfer cheque to the Purchaser an amount equal to the Reported Shortfall;

      (b) exceeds Preliminary Net Assets, the Purchaser shall within 2 business days of the triggering of this Clause pay by telegraphic transfer to the Vendors an amount equal to the Reported Excess; and

      (c) equals Preliminary Net Assets, no adjustment to the consideration payable by the Purchaser shall be made.

11.2  If the Accountants have disagreed

      If this Clause applies by operation of Clause 10.8, within 2 business days of the disagreement between the Vendors' Accountants and the Purchaser's Accountants being resolved between the parties or of the delivery of the report by the Expert under Clause 10.8 (as the case may be), if the amount of Net Assets set out in the Completion Statement (as resolved by the parties or decided by the Expert):

      (a) is less than the amount of Preliminary Net Assets, the Vendors shall pay by bank cheque to the Purchaser an amount equal to the shortfall;

      (b) exceeds Preliminary Net Assets, the Purchaser shall pay by bank cheque to the Vendors (or as they direct) an amount equal to .the excess;

      (c) equals Preliminary Net Assets, no adjustment to the consideration payable by the Purchaser shall be made.

11 3. INTEREST ON ANY ADJUSTMENT AMOUNT

      The party required to pay an adjustment amount pursuant to Clause 11.1 or
      11.2 shall, at the time it makes such payment, also pay to the person entitled to the adjustment amount an amount equal to interest payable on the adjustment amount calculated from the Completion Date to the date of payment at the rate of 6% per annum.

12.   DROP DEAD DATE ADJUSTMENTS
--------------------------------------------------------------------------------

12.1  FAILURE TO COMPLETE

      If Clause 2.7 applies:

      (a) the Completion Statement shall be adjusted to reflect the fact that the sale and purchase of the Excluded Shares is not proceeding;

      (b) the Purchase Price or Adjusted Purchase Price (as the case may be) of the Excluded Shares plus interest under Clause 11.3 shall be refunded to the Purchaser as soon as practicable; and


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                                                                    Allen Allen
SHARE SALE DEED                                                       & Hemsley
--------------------------------------------------------------------------------

      (c) any Disclosure Material and Records relating solely or primarily to the Excluded Shares or the Excluded Company will be returned to the relevant Vendor.

13.   USE OF NAMES AND TRADE MARKS
--------------------------------------------------------------------------------

13.1 Covenant not to use by Purchaser The Purchaser undertakes to each Vendor and the Warrantor (on behalf of BTC) that, without their written consent, the Purchaser shall not, nor shall any Purchaser Entity, whether:

      (a)  on its own account; or

      (b) jointly with or on behalf of any other person or body corporate, do any of the following:

      (c)  anywhere in the world -

           (i) at any time after the Transition Date, use an Excluded Name or the Pyramid Device for any purpose, including as a part of a business name, company name, trade mark or logo; or

           (ii) at any time, apply for the registration, or procure any other person to apply for the registration, of any trade mark, business name or company name that is or includes an Excluded Name or the Pyramid Device;

      (d)  outside of Australia and New Zealand -

           (i) at any time after the Transition Date, use, or carry on any business involving the use of, the BT Name for any purpose, including as part of a business name, company name, trade mark or logo unless permitted under Clause 13.2 or 13.9; or

           (ii) at any time, apply for the registration, or procure any other person to apply for the registration, of any trade mark, business name or company name that is or includes the BT Name.

13.2  PURCHASER'S USE OF BT NAME

      (a) The Purchaser Entities shall be entitled on and from the Completion Date to use the BT Name, whether as a registered or unregistered trade mark, business name or company name but only:

           (i) in connection with the business activities of funds management, portfolio services or margin lending, as carried on or conducted in Australia or New Zealand;

           (ii) in connection with the business activities of the IB Businesses anywhere in the world but only until the Transition Date;


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                                                                    Allen Allen
SHARE SALE DEED                                                       & Hemsley
--------------------------------------------------------------------------------

           (iii) in connection with the business activities of funds management, portfolio services or margin lending conducted outside Australia and New Zealand until the Transition Date; and

           (iv) (subject to clause 13.9) in connection with the business activities of funds management, portfolio services or margin lending conducted outside Australia and New Zealand after the Transition Date where:

                 (A) the use is associated with the offering of a product or service where the funds management, margin lending or portfolio services activity in respect of that product or service is performed by a Purchaser Entity in Australia or New Zealand; or

                 (B) such use is necessarily incidental to its funds management, portfolio services or margin lending businesses as carried on and conducted in Australia or New Zealand,

                 and, without prejudice to Clause 13.9, no member of the Vendors' Group will be entitled to bring any Claim against any Purchaser Entity for such use.

      (b) The Warrantor agrees to procure BTC to apply to the trade marks offices in Australia and New Zealand for registration of the mark BT Margin Lending and BT Portfolio Services in a form prepared by the Purchaser within 15 business days from the Completion Date and to ' assign all rights in and entitlement to such application or applications to the Purchaser or its nominee (being a Closely-held Subsidiary of the Purchaser) on request for $1.00.

      (c) No Purchaser Entity or any of its Officers will be permitted to use the name Pyramid anywhere in the world.

13.3  COVENANT NOT TO USE BY THE WARRANTOR

      The Warrantor undertakes to the Purchaser that at all times after the Transition Date it shall not, nor shall any Related Body Corporate or child entity of the Warrantor (as that expression is defined in Part 2E.2 of the Corporations Law), whether:

      (a)  on its own account; or

      (b) jointly with or on behalf of any other person or body corporate, within Australia and New Zealand:

      (c) use, or carry on any business involving the use of, the name Bankers Trust, the name BT Pyramid, the Pyramid Device or the BT Name for any purpose, including as part of a business name, company name, trade mark or logo unless such use is permitted under Clause 13.4 or with the consent of the Purchaser; or


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                                                                    Allen Allen
SHARE SALE DEED                                                       & Hemsley
--------------------------------------------------------------------------------

      (d) enter into any agreement to transfer, license or authorise the use of the name Bankers Trust, the name BT Pyramid, the Pyramid Device or the BT Name in any manner contrary to Clause 13.3(c).

13.4  CONTINUING USE BY WARRANTOR OR DEUTSCHE GROUP

      The  Deutsche Group and the Warrantor will continue to be permitted to:

      (a) use the names Alex. Brown, Wolfensohn and Pyramid in Australia and New Zealand;

      (b) offer in Australia and New Zealand services which are performed outside of Australia and New Zealand under the name Bankers Trust in connection with:

           (i)   US dollar clearing services;

           (ii)  funds transfer, treasury and liquidity management;

           (iii) operational and transaction services;

           (iv)  global custody services; or

      (c) use the name Bankers Trust in Australia and New Zealand, in connection with the completion of client transactions and client contracts entered into prior to the Completion Date in the name of a company whose name includes Bankers Trust, but

      (d) will not be permitted to assign, license or otherwise authorise a person (other than a Purchaser Entity) the right to use the BT Name in Australia or New Zealand.

13.5  CANCELLATION OF REGISTRATION

      The Warrantor agrees to procure BTC to apply on or before the Transition Date for cancellation in Australia of the BT Portfolio Services and Device mark no. 759539 and in New Zealand of the BT Portfolio Services and Device mark no. 299026, The Warrantor also covenants in furtherance of Clauses
      13.2 and 13.3 that, if so requested by the Purchaser, it will procure the cancellation by BTC of the registration in Australia of the BT and Device mark no. 666113.

13.6  ACKNOWLEDGEMENT BY THE PURCHASER

      The Purchaser acknowledges that the Warrantor, BTC and their respective Related Bodies Corporate (and any person acting through or in succession to any of them) are and will be entitled to use:

      (a)  outside of Australia and New Zealand:

           (i) an Excluded Name for any purpose, including as part of a business name, company name, trade mark or logo;

           (ii)  the Pyramid Device for any purpose; and


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                                                                         PAGE 52
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                                                                    Allen Allen
SHARE SALE DEED                                                       & Hemsley
--------------------------------------------------------------------------------

           (iii) the BT Name for any purpose, including as part of a business name, company name, trade mark or logo;

      (b) in Australia and New Zealand, the BT Name in connection with the custody business carried on by BTCO Australia Pty Limited until the Transition Date;

      (c) anywhere in the world, the Pyramid name (alone or in connection with any other name), but subject to Clauses 13.3 and 13.4; and

      (d) within Australia and New Zealand, the Excluded Names as contemplated in Clauses 13.3 and 13.4,

      and that the Purchaser will not be entitled to bring any Claim against the Warrantor, BTC or any of their respective Related Bodies Corporate for such use, including for any allegation of infringement of trade mark, passing off or false or misleading conduct.

13.7  ASSIGNMENT OR DISPOSAL OF BT NAME

      The Purchaser covenants that, it will not, and will ensure that the Purchaser Entities do not, assign, license or otherwise dispose of the Purchaser's rights to the BT Name to an entity that is not a Purchaser Entity unless the relevant assignee agrees to the limitations of use of the BT Name, Excluded Name and Pyramid Device as set out in this Clause 13 in an agreement expressly in favour of the Warrantor.

13.8  RELINQUISH NAMES

      Notwithstanding the foregoing, the Purchaser shall procure that on the date which is 60 days after the Completion Date in respect of an Excluded Name and the Transition Date in respect of the BT Name:

      (a) each Group Member listed in Schedule 10 will change its company name to one that does not include any Excluded Name or BT Name;

      (b) each Group Member which has registered an Excluded Business Name under a Business Names Act will furnish Cessation of Business under Business Names forms for each of the Excluded Business Names under each relevant Business Names Act to the Warrantor. Each statement shall be properly executed by the registered proprietor of the Excluded Business Name;

      (c) each Group Member listed in Schedule 10 destroys all unused stationery and other items which bear any words or marks that includes an Excluded Name or a BT Name, and if the Warrantor so specifies, confirm to it in writing the destruction of all unused stationery and other items in the possession of any Group Member bearing such words or marks; and

      (d) BTAL shall terminate the license granted under clause 20.1 of the Malaysian Agreement in accordance with clause 20.2.


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                                                                    Allen Allen
SHARE SALE DEED                                                       & Hemsley
--------------------------------------------------------------------------------

13.9  DISTINCTIVE USE

      (a) The Purchaser shall ensure that the use of the BT Name by the Purchaser Entities:

           (i) does not represent, suggest or identify a continuing connection or association with the Warrantor, its Related Bodies Corporate or any services or products offered by them; and

           (ii)  is not misleading or deceptive in respect of such matters.

           This obligation shall commence no later than the Transition Date.

      (b) The actions to be taken under paragraph (a) shall consist of the requirement to issue all public documents (as defined in the Corporations Law) and all letters, business cards, marketing material, promotional items and advertisements to be distributed or issued outside of Australia and New Zealand where the BT Name, or a name of a Purchaser Entity which includes the BT Name, appears in or on such an item, by displaying in reasonable proximity to where the name first appears, a statement to the following effect:

                 A subsidiary of Principal Financial Services, Inc.; or

                 A member of Principal Financial Services Group.

      (c) The Purchaser will be entitled to use the BT Name on an internet site or webpage but only if a statement to the effect of:

                 A subsidiary of Principal Financial Service, Inc.; or

                 A member of Principal Financial Services Group.

           or a logo of the Purchaser satisfactory to the Warrantor appears immediately under or above the use of such name on the first page of such site or webpage.

13.10 PROTECTION OF BT NAME

      (a) For the purposes of Clause 13 and the Deed of Assignment of Trade Marks, the Warrantor shall (at its own cost), and shall procure BTC to, provide to the Purchaser Entities such assistance as the Purchaser may reasonably require:

           (i) in relation to the defence of any proceedings or claim by a person challenging or opposing the use of the BT Name by a Purchaser Entity or the registration by a Purchaser Entity of trade marks incorporating the BT Name (including but not limited to a challenge pursuant to Section 92 of the Trade Marks Act 1995); and

           (ii) to apply for and maintain the registration of trade marks incorporating the BT Name.



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                                                                     Allen Allen
SHARE SALE DEED                                                        & Hemsley
--------------------------------------------------------------------------------

                The assistance which the Warrantor and BTC must provide includes the provision of evidence as to BTC's use of the BT Name.

        (b) The Warrantor must not, and must ensure that BTC and all other members of the Vendors' Group do not, challenge or call into question in any way the right of any Purchaser Entity to use the BT Name.

        (c)     The obligations of the Warrantor (and BTC) under this Clause
                13.10 only apply in respect of actions taken or to be taken by a Purchaser Entity which do not constitute a breach by it or the Purchaser of any of the terms of Clause 13.

13.11   BREACH OF COVENANT

        The parties acknowledge that damages alone would not constitute an adequate remedy for a breach of any of the provisions of this Clause 13 and that the innocent party will be entitled in that event to pursue all legal and equitable remedies in connection with the breach.

13.12   BENEFIT OF PURCHASER COVENANTS

        The covenants given by the Purchaser under this Clause 13 are given for the benefit of the Warrantor, the Vendors and their respective Related Bodies Corporate by the Purchaser as principal and on behalf of the Purchaser Entities and will be repeated by the Purchaser in respect of any entities that become Purchaser Entities at such time and any action taken by Purchaser Entities that is inconsistent with the provisions of this Clause 13 shall be deemed to be a breach of such provision by the Purchaser and the defaulting Purchaser Entities.

 14.   YEAR 2000 ISSUE
--------------------------------------------------------------------------------

       (a) The Purchaser acknowledges that neither the Vendors' Group nor the Warrantor make any representation or warranty in respect of the Year 2000 Issue other than Warranty 11 in Part I of Schedule 4.

       (b) The Purchaser represents and warrants that it has reviewed the Vendors' Group Year 2000 Issue compliance program.

       (c) Notwithstanding any other provision of this Deed other than Warranty 11 in Part I of Schedule 4, none of the Vendors or the Warrantor shall be liable to the Purchaser in respect of any Claim incurred or suffered by the Purchaser or any Group Member (including loss or damage caused by negligence), arising directly or indirectly as a result of:

                (i) a System of any Group Member being affected by Year 2000 Issues;

--------------------------------------------------------------------------------

                                                                     Allen Allen
SHARE SALE DEED                                                        & Hemsley
--------------------------------------------------------------------------------

                (ii) the failure of any third party to supply goods or services to any Group Member directly or indirectly as a result of Year 2000 Issues; or

                (iii) any defect in goods or disruption of services supplied to any Group Member by a third party or supplied by any Group Member to a third party directly or indirectly as a result of Year 2000 Issues.

15. INSURANCE
--------------------------------------------------------------------------------

       (a) The Purchaser acknowledges that it has reviewed in the Disclosure Material the insurance arrangements for the Group.

       (b) The Purchaser acknowledges that on and from Completion no member of the Group will have the benefit of any indemnity or other cover under any insurance policy or contract taken out by or in the name of any member of the Deutsche Group or the Vendors' Group.

16. NOTICES
--------------------------------------------------------------------------------
      Any notice given under this Deed:

       (a) must be in writing addressed to the intended recipient at the address shown below or the address last notified by the intended recipient to the sender:

                the Vendors and the Warrantor:

                c/o Bankers Trust Corporation
                BT Plaza
                130 Liberty Street
                New York, New York 10005
                United States of America
                Attention: Mr Fritz Link
                           General Counsel
                Fax:    +1-212-250-2154

                with a copy to:

                Deutsche Bank AG
                Level 18
                225 George Street
                Sydney NSW 2000
                Australia
                Attention: Mr Robert Pride
                           General Counsel
                Fax:    +61-2-9258-1101101


--------------------------------------------------------------------------------

                                                                     Allen Allen
SHARE SALE DEED                                                        & Hemsley
--------------------------------------------------------------------------------
                the Purchaser and the Purchaser's Guarantor:

                Principal Financial Services, Inc.
                711 High Street
                Des Moines IA   50392-0300
                Attention:      Karen E. Shaff
                                Senior Vice President and Deputy General Counsel
                Fax:            +1-515-235-9852

        (b)     must be signed by a person duly authorized by the sender; and

        (c)     will be taken to have been given or made:

                (i) (in the case of delivery in person or by post) when delivered, received or left at the above address; and

                (ii) (in the case of fax) on receipt by the sender of the confirmation of transmission,

                but if delivery or receipt occurs on a day on which business is not generally carried on in the place to which the communication is sent or is later than 4 pm (local time) it will be taken to have been duly given or made at the commencement of business on the next day on which business is generally carried on in the place.

        (d) Any notice to be given by one or more of the Vendors and the Warrantor may be signed on behalf of that Vendor, Vendors or the Warrantor by a person from time to time authorized to give notice under any Transaction Document by the Warrantor.

        (e) A notice given to the Warrantor shall be taken to be a notice given to the Vendors.

17.   NON-DISCLOSURE
--------------------------------------------------------------------------------

17.1  CONFIDENTIALITY

        Subject to Clause 17.2, each party shall keep the terms of this Deed confidential.

17.2 EXCEPTIONS

        A party may make any disclosures in relation to this Deed as, in its absolute discretion, it thinks necessary to:

        (a) its Advisers and financiers, if those persons undertake to keep the information disclosed confidential;

        (b) comply with any applicable law or requirement of any regulatory body (including any relevant stock exchange) or ratings agency provided that the party first informs the other parties in relation to its intention to make such disclosure; or


--------------------------------------------------------------------------------

                                                                     Allen Allen
SHARE SALE DEED                                                        & Hemsley
--------------------------------------------------------------------------------

        (c) any of its employees to whom it is necessary to disclose the information, on receipt of an undertaking from that employee to keep the information confidential.

17.3   PUBLIC ANNOUNCEMENTS

                 Except as required by applicable law or the requirements of any regulatory body (including any relevant stock exchange), in which case each party agrees to first inform the other parties of its intention to make such a disclosure, all press releases and other public announcements relating to the transactions dealt with by this Deed must be in terms agreed by the parties.

18.    THE VENDORS' GUARANTOR'S GUARANTEE
--------------------------------------------------------------------------------

18.1   UNDERTAKING

        In consideration of the Purchaser and the Purchaser's Guarantor entering into this Deed at the request of the Vendors' Guarantor, the Vendors'
        Guarantor:

        (a) unconditionally and irrevocably guarantees to the Purchaser and the Purchaser's Guarantor on demand the due and punctual performance by each of the Vendors of all its obligations under this Deed; and

        (b) shall indemnify the Purchaser and the Purchaser's Guarantor against each Claim incurred or suffered by or brought or made or recovered against the Purchaser or the Purchaser's Guarantor in connection with any default or delay by any Vendor in the due and punctual performance of its obligations under this Deed.

18.2    PRINCIPAL OBLIGATION

        This Clause 18 shall:

        (a) be a principal obligation of the Vendors' Guarantor and shall not be treated as ancillary or collateral to any right or obligation;

        (b) extend to cover this Deed as amended, varied or replaced, whether with or without the consent of the Vendors' Guarantor; and

        (c) be a continuing guarantee and indemnity and shall remain in full force and effect for so long as any Vendor has any liability or obligation to the Purchaser or the Purchaser's Guarantor and until all of those liabilities or obligations have been fully discharged.

18.3    NO WITHHOLDINGS

        The Vendors' Guarantor will make all payments which may be or become . due under this Clause 18 free and clear and without deduction of any and all present and future taxes, duties, levies, imposts, deductions, charges and withholdings of Australia or any other country or jurisdiction. If the Vendors' Guarantor is compelled by law to deduct any such tax, duty, levy,


--------------------------------------------------------------------------------

                                                                     Allen Allen
SHARE SALE DEED                                                        & Hemsley
--------------------------------------------------------------------------------
        impost, deduction, charge or withholding it will pay to the Purchaser or the Purchaser's Guarantor (as the case may be) such additional amounts as may be necessary so that the net payment of the amount due under this Clause 18 after that deduction shall be not less than the payment would have been had there been no deduction.

18.4    NO SET OFF

        The Vendors' Guarantor has no right to set off or otherwise deduct or withhold any moneys which it may be or become liable to pay to the Purchaser or the Purchaser's Guarantor under this Clause 18 against any moneys which the Purchaser, the Purchaser's Guarantor or any Purchaser Entity may be or become liable to pay to any of the Vendors or the Vendors' Guarantor whether under this Deed or otherwise.

19.     DEFAULT INTEREST
--------------------------------------------------------------------------------

19.1    RATE

        If a party fails to pay any amount payable under this Deed on the due date for payment, that party must pay interest on the amount unpaid at the greater of 7.5% per annum or the rate (if any) fixed or payable under any judgement obtained in respect of the amount owing.

19.2    ACCRUALS

        The interest payable under Clause 19.1:

        (a) accrues from day to day from the due date for payment up to the actual date of payment; and

        (b) may be capitalised by the person to whom it is payable at monthly intervals.

20.     FURTHER ASSURANCES
--------------------------------------------------------------------------------
        Each party shall take all steps, execute all documents and do everything reasonably required by any other party to give effect to any of the transactions contemplated by this Deed.

21.     ENTIRE AGREEMENT
--------------------------------------------------------------------------------
        This Deed and the other Transaction Documents contain the entire agreement of the parties with respect to their subject matter. They constitute the only conduct relied on by the parties (and supersede all earlier conduct by the parties) with respect to their subject matter. '


--------------------------------------------------------------------------------
                                                                         PAGE 59

                                                                     Allen Allen
SHARE SALE DEED                                                        & Hemsley
--------------------------------------------------------------------------------

22.     AMENDMENT
--------------------------------------------------------------------------------
        This Deed may be amended only by another agreement executed by all parties who may be affected by the amendment.

23.     ASSIGNMENT
--------------------------------------------------------------------------------
        The rights and obligations of each party under this Deed. are personal. They cannot be assigned, charged or otherwise dealt with, and no party shall attempt or purport to do so, without the prior written consent of all the parties.

24.     NO WAIVER
--------------------------------------------------------------------------------
        No failure to exercise and no delay in exercising any right, power or remedy under this Deed will operate as a waiver. Nor will any single or partial exercise of any right, power or remedy preclude any other or further exercise of that or any other right, power or remedy.

25.     WAIVER EFFECTIVE
--------------------------------------------------------------------------------
        A waiver of, or of any breach of, any condition, right or obligation under this Deed by a party of one part who has the benefit of that condition right or obligation or is otherwise entitled to waive it will only be effective upon the giving of written notice to each party of another part specifying the breach, condition, right or obligation waived.

26.     SEVERANCE
--------------------------------------------------------------------------------
        Any provision or part of a provision of this Deed which is prohibited or unenforceable in any jurisdiction will be ineffective in that jurisdiction to the extent of the prohibition or unenforceability. That will not invalidate the remaining provisions of this Deed nor affect the validity or enforceability of that provision in any other jurisdiction.

27.     NO MERGER
--------------------------------------------------------------------------------
        The rights and obligations of the parties will not merge on completion of any transaction under this Deed. They will survive the execution and delivery of any assignment or other document entered into for the purpose of implementing any transaction.



--------------------------------------------------------------------------------

                                                                     Allen Allen
SHARE SALE DEED                                                        & Hemsley
--------------------------------------------------------------------------------
28.     COUNTERPARTS
--------------------------------------------------------------------------------
        This Deed may be executed in any number of counterparts. All counterparts taken together will be taken to constitute one agreement.

29.     STAMP DUTY AND COSTS
--------------------------------------------------------------------------------
        Each party shall bear its own costs arising out of the preparation of this Deed and the other Transaction Documents but the Purchaser shall bear any stamp duty or similar impost (including fines, interest and penalties) chargeable in any jurisdiction on this Deed and the other Transaction Documents, on any instruments entered into under this Deed or the other Transaction Documents, and in respect of a transaction evidenced by this Deed or the other Transaction Documents (but not the Group Restructuring). The Purchaser shall indemnify the Vendors on demand against any liability for that stamp duty (including fines, interest and penalties).

30.     GOVERNING LAW
--------------------------------------------------------------------------------
        This Deed is governed by the laws of New South Wales. The parties submit to the non-exclusive jurisdiction of the courts exercising jurisdiction there.

31.     THE PURCHASER'S GUARANTOR'S GUARANTEE
--------------------------------------------------------------------------------

31.1    UNDERTAKING

        In consideration of each of the Vendors and the Warrantor entering into this Deed at the request of the Purchaser's Guarantor, the Purchaser's
        Guarantor:

        (a) unconditionally and irrevocably guarantees to each of the Vendors and the Warrantor on demand the due and punctual performance by the Purchaser of all its obligations under this Deed; and

        (b) shall indemnify each of the Vendors and the Warrantor against each Claim incurred or suffered by or brought or made or recovered against any of the Vendors or the Warrantor in connection with any default or delay by the Purchaser in the due and punctual performance of its obligations under this Deed.

31.2    PRINCIPAL OBLIGATION

        This Clause 31 shall:

        (a) be a principal obligation of the Purchaser's Guarantor and shall not be treated as ancillary or collateral to any right or obligation;

        (b) extend to cover this Deed as amended, varied or replaced, whether with or without the consent of the Purchaser's Guarantor; and


--------------------------------------------------------------------------------

                                                                     Allen Allen
SHARE SALE DEED                                                        & Hemsley
--------------------------------------------------------------------------------

        (c) be a continuing guarantee and indemnity and shall remain in full force and effect for so long as the Purchaser has any liability or obligation to any of the Vendors or the Warrantor and until all of those liabilities or obligations have been fully discharged.

31.3    NO WITHHOLDINGS

        The Purchaser's Guarantor will make all payments which may be or become due under this Clause 31 free and clear and without deduction of any and all present and future taxes, duties, levies, imposts, deductions, charges and withholdings of Australia or any other country or jurisdiction. If the Purchaser's Guarantor is compelled by law to deduct any such tax, duty, levy, impost, deduction, charge or withholding it will pay to the Vendor or the Warrantor (as the case may be) such additional amounts as may be necessary so that the net payment of the amount due under this Clause 31 after that deduction shall be not less than the payment would have been had there been no deduction.

31.4    NO SET OFF

        The Purchaser's Guarantor has no right to set off or otherwise deduct or withhold any moneys which it may be or become liable to pay to any of the Vendors or the Warrantor under this Clause 31 against any moneys which the Vendor, the Warrantor or any of their Related Bodies Corporate may be or become liable to pay to the Purchaser or the Purchaser's Guarantor whether under this Deed or otherwise.

32.     SPECIAL INDEMNITY
--------------------------------------------------------------------------------

        (a)     (PARTIES' INTENTION) It is the intention of the parties that:

                (i) the provisions of this Clause 32 shall be applied so as to put the Indemnitees (as defined below) in the same position that would have existed had the Purchaser not purchased the IB Businesses and consummated the other transactions related thereto contemplated by this Deed;

                (ii) if the Purchaser shall have received, not later than June 30, 2001, not less than $112 million in cash in accordance with the IB Deed, no Indemnitee shall be entitled to claim under this Clause 32 for any loss suffered by reason of diminution in value of the IB Businesses;

                (iii) no payment shall be required under this Clause 32 until the Claim at the time in question (other than a claim for diminution in value) involves the obligation of immediate or imminent payment by the Indemnitee;

                (iv) no Claim in respect of any diminution in value of the IB Businesses or of any asset or property thereof such as, without limitation, an IB Business trading loss in the ordinary course


--------------------------------------------------------------------------------

                                                                     Allen Allen
SHARE SALE DEED                                                        & Hemsley
--------------------------------------------------------------------------------

                        of business, shall be covered by this Clause 32 unless and until an Indemnitee (as distinguished from the affected IB Businesses themselves) has incurred or suffered a Claim;

                (v) the Indemnitees shall not be entitled to any double recovery in respect of any Claim or the circumstances giving rise to that Claim; and

                (vi) the Indemnitees shall be protected fully from any Claim which is incurred or suffered by any Indemnitee at any time relating to or arising out of the IB Businesses,

                and this Clause 32 shall be construed to give effect to these intentions.

       (b) (INDEMNITY) From and after the date of this Deed, the Warrantor agrees unconditionally and irrevocably upon demand to pay and indemnify the Purchaser and (without duplication) each Purchaser Entity (other than the BTIB Companies) and their respective successors and assigns (collectively, the INDEMNITEES) in respect of any Claim of any kind whatsoever, including any Claim for diminution in value (whether direct or indirect, actual or contingent and howsoever and whenever arising and whether or not any person was, prior to the Completion Date, aware of the Claim or the circumstances giving rise to it) incurred or suffered by or brought or made or recovered against any Indemnitee:

                (i) to the extent that it relates to the IB Businesses or results from any action taken or not taken by the IB Businesses or (any member of the Vendors' Group in relation to the IB), Businesses, including any acquisition, ownership, sale or other disposition, direct or indirect, of or by any member of the Group of all or any portion of the IB Businesses (including the entry by any member of the Group or any Indemnitee into any agreement, arrangement or understanding in relation to the IB Businesses), whether before or after the Completion Date, including any Claim incurred or suffered as a result of any breach of warranty under any agreement entered into pursuant to clause 2.1 of the IB Deed; or

                (ii) relating to any Claim by a Public Authority in connection with Vendors' sale of the Sale Shares,

                        PROVIDED THAT:

                        (A) this Clause 32(b) shall not relieve any Indemnitee from performance under the terms of any written contractual obligation (including any obligation to pay money) arising under any Transaction Document, nor shall the existence of any such contractual obligation relieve the Warrantor of its obligations under this


--------------------------------------------------------------------------------

                                                                     Allen Allen
SHARE SALE DEED                                                        & Hemsley
--------------------------------------------------------------------------------

                               Clause 32 in respect of any Claim (including any loss arising from diminution in value);

                        (B) in calculating any loss incurred or suffered by the Indemnitees, credit shall be given for all amounts or benefits received by the Indemnitees or by a BTIB Company (other than those amounts to which an Indemnitee is entitled under the IB
                               Deed) to the extent to which such amounts relate to the BTIB Group or otherwise to the IB Businesses except to the extent to which such. amounts or benefits are applied to meet liabilities of the IB Businesses or paid to a member of the Deutsche Group pursuant to the IB Deed;

                        (C) Clause 8.6(e) shall apply to this Clause 32 as if it were a Warranty;

                        (D) the amount to be indemnified pursuant to this Clause in respect of a Claim shall equal the amount of the Claim plus any additional amount such that the Indemnitee will be made whole in respect the Claim in question on an after tax basis; and

                        (E) the Warrantor and each Indemnitee shall act reasonably in relation to any circumstance which could give rise to a claim under this Clause 32.

        (c)     (PRINCIPAL OBLIGATION) Clause 32(b) shall:

                (i) be a principal obligation of the Warrantor and shall not be treated as ancillary or collateral to any right or obligation;

                (ii) be a continuing indemnity and shall remain in full force and effect without any limit as to time; and

                (iii) subject to Clause 32(a), be construed broadly in favour of Indemnitees.

                The rights of the Indemnitees under this Clause 32 shall not be limited or restricted by any other provision of this Deed, the IB Deed or any other Transaction Document and, without limitation, shall not be subject to any maximum or "cap", deductible or threshold, or any other similar limitation provision.

        (d) (NO WITHHOLDINGS) The Warrantor will make all payments which may be or become due under Clause 32(b) free and clear and without deduction of any and all present and future Taxes, duties, levies, imposts, deductions, charges and withholdings of Australia or any other country or jurisdiction. If the Warrantor is compelled by law to deduct any such Tax, duty, levy, impost, deduction, charge or withholding it will pay to the Indemnitees (as the case may be) such additional amounts as may be necessary so that the net payment of


--------------------------------------------------------------------------------

                                                                     Allen Allen
SHARE SALE DEED                                                        & Hemsley
--------------------------------------------------------------------------------
                the amount due under Clause 32(b) after that deduction is not less than the payment would have been had there been no deduction.

        (e) (NO SET OFF) Neither the Warrantor nor any member of the Vendors' Group shall set off or otherwise deduct or withhold any moneys which it may be or become liable to pay to an Indemnitee under this Clause 32 against any moneys which the Indemnitee may be or become liable to pay to the Warrantor or any of the Vendors or any other member of Vendors' Group or the Vendors' Guarantor whether under this Deed or otherwise.


--------------------------------------------------------------------------------
                                                                         PAGE 65

                                                                     Allen Allen
SHARE SALE DEED                                                        & Hemsley
--------------------------------------------------------------------------------

SCHEDULE 1

SHARES AND BUSINESSES
--------------------------------------------------------------------------------

PART I
--------------------------------------------------------------------------------
   COLUMN 1:     COLUMN 2:        COLUMN 3:     COLUMN 4:         COLUMN 5:

    VENDOR      COMPANY IN       NO. OF SALE  PURCHASE PRICE    PERCENTAGE OF
                WHICH SALE         SHARES                       ISSUED CAPITAL
             SHARES ARE HELD
================================================================================
BTLLC        BT Investments        1,108      $1,994,713,987         100%
             (Australia)     ordinary shares
             Limited
             (BTIA)
--------------------------------------------------------------------------------
BTNZ         BT Funds            14,488,336     $89,839,683          100%
             Management      ordinary shares
             (NZ) Limited
--------------------------------------------------------------------------------
BTNZ         BT New               212,643        $160,317            100%
             Zealand         ordinary shares
             Nominees
             Limited
--------------------------------------------------------------------------------
BTNZ         BT  Portfolio       10,006,344     $8,628,389           100%
             Services (NZ)   ordinary shares
             Limited
--------------------------------------------------------------------------------
BTID         BT Funds             349,999       $4,834,695         99.9999%
             Management       common shares
             Asia Limited
             (BTFMA)
--------------------------------------------------------------------------------
BTNHK        BTFMA              1 common            $1              0.0001%
                                 share
--------------------------------------------------------------------------------
BTFIC        BT Funds          100 Class A       $701,125            100%
             Management       common shares
             (Singapore)
             Limited
             (BTFMS)
--------------------------------------------------------------------------------
BTFIC        BTFMS             160 Class B      $1,121,799           100%
                              common shares
--------------------------------------------------------------------------------

                                                                     Allen Allen
SHARE SALE DEED                                                        & Hemsley
--------------------------------------------------------------------------------

PART II
--------------------------------------------------------------------------------
        COLUMN 1:                   COLUMN 2:                      COLUMN 3:
         VENDORS                    BUSINESS                     PURCHASE PRICE
================================================================================
BT Fund Managers             Offshore FM Business                $1
(Ireland) Limited            (Ireland)
--------------------------------------------------------------------------------
BTI                          Offshore FM Business                $1
                             (UK)
--------------------------------------------------------------------------------
BTC                          Offshore FM Business                $1
                             (Alberta)
--------------------------------------------------------------------------------
BTC                          Offshore FM Business                $1
                             (Common Fund)
--------------------------------------------------------------------------------

TOTAL PURCHASE PRICE:        A$2,100,000,000
(PARTS I AND II)


--------------------------------------------------------------------------------

                                                                     Allen Allen
SHARE SALE DEED                                                        & Hemsley
--------------------------------------------------------------------------------
SCHEDULE  2

THE COMPANIES AND OTHER GROUP MEMBERS AS AT COMPLETION
--------------------------------------------------------------------------------
PART I - THE COMPANIES

1.   BTIA

     (a) Issued capital: US$1,108 divided into 1,108 ordinary shares each fully paid

     (b)  Registered holders of shares and class and number of shares held:

          Registered holder              Class           No. of shares

          BTLLC                          Common          1,108

     (c)  Beneficial owner of shares and number of shares owned:

          Beneficial owner               Class           No. of shares

          BTLLC                          Common          1,108

     (d)  Place of incorporation:        Delaware, United States

     (e)  Registered office:             1209 Orange Street,
                                         Wilmington, Delaware,
                                         United States of America

     (f)  Nature of business:            Holding Company

2. BT FUNDS MANAGEMENT (NZ) LIMITED

     (a) Issued capital NZ$14,488,336 divided into 14,488,336 ordinary shares each fully paid

     (b)  Registered holders of shares and class and number of shares held:

          Registered holder              Class           No. of shares

          BTNZ                           ordinary        14,488,336

     (c)  Beneficial owner of shares and number of shares owned:

          Beneficial owner               Class           No. of shares

          BTNZ                           ordinary        14,488,336

     (d)  Place of incorporation:        Auckland, New Zealand

     (e)  Registered office:             Level 7
                                         PriceWaterhouse Centre,
                                         66 Wyndham Street,
                                         Auckland, New Zealand

     (f)  Nature of business:            Funds management/securities dealer
--------------------------------------------------------------------------------
                                                                          PAGE 1

                                                                     Allen Allen
SHARE SALE DEED                                                        & Hemsley
--------------------------------------------------------------------------------
3.   BT NEW ZEALAND NOMINEES LIMITED

     (a)  Issued capital:

          NZ$212,643 divided into 212,643 ordinary shares each fully paid

     (b)  Registered holders of shares and class and number of shares held:

          Registered holder              Class           No. of shares

          BTNZ                           ordinary        212,643

     (c)  Beneficial owner of shares and number of shares owned:

          Beneficial owner               class           No. of shares

          BTNZ                           ordinary        212,643

     (d)  Place of incorporation:        Auckland, New Zealand

     (e)  Registered office:             Level 7
                                         PriceWaterhouse Centre,
                                         66 Wyndham Street,
                                         Auckland, New Zealand

     (f)  Nature of business:            Custody

4.   BT PORTFOLIO SERVICES (NZ) LIMITED

     (a) Issued capital:

         NZ$10,006,344 divided into 10,006,344 ordinary shares each fully paid

     (b) Registered holders of shares and class and number of shares held:

         Registered holder               Class           No. of shares.

         BTNZ                            ordinary        10,006,344

     (c) Beneficial owner of shares and number of shares owned

         Beneficial owner                Class           No. of shares

         BTNZ                            ordinary        10,006,344

     (d) Place of incorporation:         Auckland, New Zealand

     (e) Registered office:              Level 7
                                         PriceWaterhouse Centre,
                                         66 Wyndham Street,
                                         Auckland, New Zealand

     (f) Nature of business:             Registry Management

5.   BTFMA

     (a) Issued capital:

         US$350,000 divided into 350,000 common shares each fully paid
--------------------------------------------------------------------------------

                                                                     Allen Allen
SHARE SALE DEED                                                        & Hemsley
--------------------------------------------------------------------------------

     (b)  Registered holders of shares and class and number of shares held:

          Registered holder             Class     No. of shares

          BTID                          common    349,999

          BTNHK                         common    1

     (c)  Beneficial owner of shares and number of shares owned:

          Beneficial owner              Class     No. of shares

          BTID                          common    349,999

          BTID                          common    1

     (d)  Place of incorporation:       Victoria, Hong Kong

     (e)  Registered office:            36/F Two Pacific Place,
                                        88 Queensway, Victoria,
                                        Hong Kong

     (f)  Nature of business:           Funds Management


6.   BTFMS

     (a) Issued capital S$260 divided into 100 Class A common shares and 160 Class B common shares each fully paid

     (b)  Registered holders of shares and class and number of shares held:

          Registered holder             Class             No. of shares

          BTFIC                         Class A Common    100

          BTFIC                         Class B Common    160

     (c)  Beneficial owner of shares and number of shares owned:

          Beneficial owner              Class             No. of shares

          BTFIC                         Class A Common    100

          BTFIC                         Class B Common    160

     (d)  Place of incorporation:       Singapore

     (e)  Registered office:            6 Temasek Boulevard,
                                        #23-03 Suntec Tower 4,
                                        Singapore 038986

     (f)  Nature of business:           Funds management


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                                                                     Allen Allen
SHARE SALE DEED                                                        & Hemsley
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PART II - SUBSIDIARIES

PART IIA

NAME OF COMPANY                                                  % BUSINESS

BT IB Holdings Pty Limited                                           100.00
Bankers Trust Australia Limited                                      100.00
   Airport Motorway Infrastructure No. 1 Limited                     100.00
   BT Australia (H.K.) Financial Services Limited                    100.00
   BT Australia Securities Pty Limited                               100.00
   BT IB Limited                                                     100.00
   BT Structured Equities Pty Limited                                100.00
   BT Australia Limited                                              100.00
     Aldisa Nominees Pty Limited                                     100.00
     Bankers Trust Life Limited                                      100.00
     Barvarde Pty Limited                                            100.00
     Bavian Pty Limited                                              100.00
     Bendalba Pty Limited                                            100.00
     Bittoorong Pty Limited                                          100.00
     BT (Queensland) Pty Limited                                     100.00
     BT Alex. Brown Australia Limited                                100.00
        BT Structured Equities Pty Limited                           100.00
        Buttonwood Nominees Pty Limited                              100.00
        Nanway Nominees Pty Limited                                  100.00
        Upmill Nominees Pty Limited                                  100.00
        Woodross Nominees Pty Limited                                100.00
     BT Australia Corporate Services Pty Limited                     100.00
        BT Finance Pty Limited                                       100.00
        BT Nominees Pty Limited                                      100.00
        Chifley Services Pty Limited                                 100.00
     BT Australia (HK) Limited                                       100.00
        BT Pacific Management Limited                                100.00
     BT Capital Markets Nominees Pty Limited                         100.00
     BT Corporate Finance Limited                                    100.00
     BT Funds Management (International) Limited                     100.00
     BT Funds Management Limited                                     100.00
        BT Tactical Asset Management Pty Limited                     100.00
     BT Infrastructure Pty Limited                                   100.00
     BT Lease Management Pty Limited                                 100.00
     *BT Life Nominees Pty Limited                                   100.00
     BT Management Services Pty Limited                              100.00
     BT Portfolio Services Limited                                   100.00
        BT Custodial Services Pty Limited                            100.00
          BT Custodians Limited                                      100.00
          Dellarak Pty Limited                                       100.00
        BT Finance & Investments Pty Limited                         100.00
        National Registry Services Pty Limited                       100.00
        National Registry Services (WA) Pty Limited                  100.00

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                                                                     Allen Allen
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     BT Properties Pty Limited                                      100.00
     BT Risk Management Advisory Pty Limited                        100.00
     BT Securities Limited                                          100.00
     BT Securitisation Management Pty Limited                       100.00
     BT Technology Pty Limited                                      100.00
     Cazinon Pty Limited                                            100.00
     Cemasta Pty Limited                                            100.00
     Cenford Pty Limited                                            100.00
     Channar Investment Nominee Pty Limited                         100.00
        Pandrew Pty Limited                                         100.00
     Colmoro Pty Limited                                            100.00
     CrownLease Pty Limited                                         100.00
     Deccand Pty Limited                                            100.00
     Deline Pty Limited                                             100.00
     Dentire Pty Limited                                            100.00
     Erech Pty Limited                                              100.00
     Gemata Pty Limited                                             100.00
     Graldon Pty Limited                                            100.00
     Infrastructure Investments No 1 Pty Limited                    100.00
     Infrastructure Investment No 2 Limited                         100.00
     Kedgeree Pty Limited                                           100.00
     Kepile Pty Limited                                             100.00
     Mequab Pty Limited                                             100.00
     Mulcair Pty Limited                                            100.00
     Oniston Pty Limited                                            100.00
     Penderlyn Pty Limited                                          100.00
     Pokrova Pty Limited                                            100.00
     *Portland Investments A Pty Limited                            100.00
     *Portland Investments B Pty Limited                            100.00
     *Portland Investments C Pty Limited                            100.00
     Rawpindi Pty Limited                                           100.00
     Rugarno Pty Limited                                            100.00
     Sanlucar Pty Limited                                           100.00
     Stenquab Pty Limited                                           100.00
     Talamba Pty Limited                                            100.00
     Taralie Pty Limited                                            100.00
     Tecsal Pty Limited                                             100.00
     Vanne Pty Limited                                              100.00
     Wuxta Pty Limited                                              100.00
   BT Science Holdings Limited                                      100.00
     Aluminium Casting Pty Limited                                  100.00
     Anti-Asthma R & D Pty Ltd                                      100.00
     BT Computer Leasing Pty Limited                                100.00
     BT Project Finance Pty Limited                                 100.00
     BT R&D No 1 Pty Limited                                        100.00
     BT R&D No 7 Pty Limited                                        100.00
     Colanera Pty Limited                                           100.00
     Ensenaba Pty Limited                                           100.00
     Garachine Pty Limited                                          100.00

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                                                                     Allen Allen
SHARE SALE DEED                                                        & Hemsley
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     Himakin Pty Ltd                                                 100.00
     Kayoota Pty Limited                                             100.00
     Sucrafeed No 1 Pty Limited                                      100.00
     Sucrafeed No 2 Pty Limited                                      100.00
   Santorini One Pty Limited                                         100.00
   Structured Prime Asset Receivables (SPARS) No. 1 Limited          100.00




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                                                                          PAGE 6
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                                                                    Allen  Allen
SHARE SALE DEED                                                        & Hemsley
--------------------------------------------------------------------------------

PART IIB. BTIB COMPANIES

                                                                        % OWNED

BT IB Holdings Pty Limited                                               100.00
   Airport Motorway Infrastructure No. 1 Limited                         100.00
   BT Australia (H-K) Financial Services Limited                         100.00
BT Australia Securities Pty Limited                                      100.00
   BT IB Limited                                                         100.00
   BT Structured Equities Pty Limited                                    100.00
     Aldisa Nominees Pty Limited                                         100.00
     Barvarde Pty Limited                                                100.00
     Bavian Pty Limited                                                  100.00
     Bendalba Pty Limited                                                100.00
     Bittoorong Pty Limited                                              100.00
     BT Alex. Brown Australia Limited                                    100.00
        Buttonwood Nominees Pty Limited                                  100.00
        Nanway Nominees Pty Limited                                      100.00
        Upmill Nominees Pty Limited                                      100.00
        Woodross Nominees Pty Limited                                    100.00
   BT Australia (HK) Limited                                             100.00
        BT Pacific Management Limited                                    100.00
   BT Capital Markets Nominees Pty Limited                               100.00
   BT Corporate Finance Limited                                          100.00
   BT Infrastructure Pty Limited                                         100.00
   BT Lease Management Pty Limited                                       100.00
   BT Management Services Pty Limited                                    100.00
   BT Properties Pty Limited                                             100.00
   BT Risk Management Advisory Pty Limited                               100.00
   BT Securitisation Management Pty Limited                              100.00
   BT Technology Pty Limited                                             100.00
   Cazinon Pty Limited                                                   100.00
   Cemasta Pty Limited                                                   100.00
   Cenford Pty Limited                                                   100.00
   Channar Investment Nominee Pty Limited                                100.00
     Pandrew Pty Limited                                                 100.00
   Colmoro Pty Limited                                                   100.00
   CrownLease Pty Limited                                                100.00
   Deccand Pty Limited                                                   100.00
   Deline Pty Limited                                                    100.00
   Dentire Pty Limited                                                   100.00
   Erech Pty Limited                                                     100.00
   Gemata Pty Limited                                                    100.00
   Graldon Pty Limited                                                   100.00


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                                                                          PAGE 7
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                                                                     Allen Allen
SHARE SALE DEED                                                        & Hemsley
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    Infrastructure Investments No 1 Pty Limited                        100.00
    Infrastructure Investment No 2 Limited                             100.00
    Kedgeree Pty Limited                                               100.00
    Kepile Pty Limited                                                 100.00
    Mequab Pty Limited                                                 100.00
    Mulcair Pty Limited                                                100.00
    Penderlyn Pty Limited                                              100.00
    Pokrova Pty Limited                                                100.00
    *Portland Investments A Pty Limited                                100.00
    *Portland Investments B Pty Limited                                100.00
    *Portland Investments C Pty Limited                                100.00
    Rawpindi Pty Limited                                               100.00
    Rugarno Pty Limited                                                100.00
    Sanlucar Pty Limited                                               100.00
    Stenquab Pty Limited                                               100.00
    Talamba Pty Limited                                                100.00
    Taralie Pty Limited                                                100.00
    Tecsal Pty Limited                                                 100.00
    Vanne Pty Limited                                                  100.00
    Wuxta Pty Limited                                                  100.00
  BT Science Holdings Limited                                          100.00
    Aluminum Casting Pty Limited                                       100.00
    Anti-Asthma R & D Pty Ltd                                          100.00
    BT Computer Leasing Pty Limited                                    100.00
    BT Project Finance Pty Limited                                     100.00
    BT R&D No 1 Pty Limited                                            100.00
    BT R&D No 7 Pty Limited                                            100.00
    Colanera Pty Limited                                               100.00
    Ensenaba Pty Limited                                               100.00
    Garachine Pty Limited                                              100.00
    Himakin Pty Ltd                                                    100.00
    Kayoota Pty Limited                                                100.00
    Sucrafeed No 1 Pty Limited                                         100.00
    Sucrafeed No 2 Pty Limited                                         100.00
  Santorini One Pty Limited                                            100.00
  Structured Prime Asset Receivables (SPARS) No. 1 Limited             100.00

PART IIC. FM COMPANIES

  Bankers Trust Australia Limited                                      100.00
  BT Australia Limited                                                 100.00
  Bankers Trust Life Limited                                           100.00
  BT (Queensland) Pty Limited                                          100.00
  BT Australia Corporate Services Pty Limited                          100.00
  BT Finance Pty Limited                                               100.00
  BT Nominees Pty Limited                                              100.00

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                                                                     Allen Allen
SHARE SALE DEED                                                        & Hemsley
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  Chifley Services Pty Limited                                         100.00
  BT Funds Management (International) Limited                          100.00
  BT Funds Management Limited                                          100.00
  BT Tactical Asset Management Pty Limited                             100.00
  * BT Life Nominees Pty Limited                                       100.00
  BT Portfolio Services Limited                                        100.00
  BT Custodial Services Pty Limited                                    100.00
  BT Custodians Limited                                                100.00
  Dellarak Pty Limited                                                 100.00
  BT Finance & Investments Pty Limited                                 100.00
  National Registry Services Pty Limited                               100.00
  National Registry Services (WA) Pty Limited                          100.00
  BT Securities Limited                                                100.00
  Oniston Pty Limited                                                  100.00

 (*) In liquidation

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                                                                          PAGE 9
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                                                                    Allen Allen
SHARE SALE DEED                                                       & Hemsley
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SCHEDULE 3

GROUP RESTRUCTURING
--------------------------------------------------------------------------------

The required pre-Completion group restructuring steps are as set out below.

     (a) The ordinary shares in BTCO are transferred from BT Investments (Australia) Limited to BTFIC for their issue value (which the Vendors believe to be not materially different from its market value) and before this transfer, the redeemable preference shares held by BT Investments (Australia) Limited in BTCO shall be redeemed.

     (b) On or before the Completion Date, each subsidiary company of BTAL shall, to the extent permitted by law, declare and pay such dividends, which may be franked to an extent which does not exceed the maximum required franking amount (as that term is defined in section 160AQE of the 1936 Act), as may be required to enable BTAL to declare and pay the dividends referred to in paragraph (c).

     (c) Before the Completion Date, BTAL will declare, so as to create an actual indebtedness in favour of BT Investments (Australia) Limited, two dividends in favour of BT Investments (Australia) Limited as follows:

          (i) to the maximum extent permitted by law, a dividend in an amount not exceeding A$1.1 billion, to be paid on the Completion Date; and

          (ii) to the maximum extent permitted by law, a dividend payable on the delivery of the Completion Statement and the Vendors' Accountants Report as provided for in Clause 10.2 equal to the aggregate of:

                (A) the amount necessary to reduce the Net Assets as disclosed in the Completion Statement to a figure of $382.8 million; and

                (B) an interest factor of 5% per annum from the Completion Date to the date of payment,

          such dividends to be franked to an extent which does not exceed the maximum required franking amount (as that term is defined in section 160AQE of the 1936 Act).

     (d) BT Investments (Australia) Limited will declare before the Completion Date and having a record date before the Completion Date so as to create an actual indebtedness in favour of BT Investments (Australia) LLC, two dividends in favour of BT Investments (Australia) LLC as follows:

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                                                                    Allen Allen
SHARE SALE DEED                                                       & Hemsley
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          (i)  a dividend in an amount equal to the dividend declared in paragraph (c)(i), to be paid to BT Investments (Australia) LLC on the Completion Date; and

          (ii) a dividend in an amount calculated on the basis set out in paragraph (c)(ii), which dividend shall be payable to BT Investments (Australia) LLC on the date of receipt by BT Investments (Australia) Limited of the dividend to be paid under paragraph (c)(ii).


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                                                                    Allen Allen
SHARE SALE DEED                                                       & Hemsley
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SCHEDULE 4

WARRANTIES AND OTHER OBLIGATIONS
--------------------------------------------------------------------------------

PART I - WARRANTOR'S WARRANTIES


1.   SALE SHARES, POWER AND AUTHORITY

1.1 Each Vendor is the registered holder of the Sale Shares appearing opposite its name in Schedule 1.

1.2  Part I of Schedule 2 sets out the beneficial owner of the Sale Shares.

1.3 The Sale Shares are all fully paid and comprise the whole of the issued ordinary share capital of the Companies. There are no commitments in place under which a Company is obliged at any time to issue any shares or other securities convertible into shares.

1.4  There are no Encumbrances over or affecting the Sale Shares.

1.5 Each of the Vendors, the Vendors' Guarantor and the Warrantor has the power to enter into and perform this Deed and the Transaction Documents to which it is a party and has obtained all necessary consents to enable it to do so. This Deed and each of the Transaction Documents has been duly executed by each of the Vendors, the Vendors' Guarantor and the Warrantor who is a party to any such document and is a legal, valid and binding agreement enforceable against it in accordance with the terms of this Deed or such document, as appropriate.

1.6 The entry into and performance of this Deed by each of the Vendors, the Vendors' Guarantor and the Warrantor does not constitute a breach of any obligation (including any statutory, contractual or fiduciary obligation), or default under any agreement or undertaking, by which it is bound.

1.7 No meeting has been convened or resolution proposed, or petition presented, and no order has been made, for the winding-up of a Vendor, the Vendors' Guarantor and or the Warrantor. No voluntary arrangement has been proposed or reached with any creditors of a Vendor, the Vendors' Guarantor and or the Warrantor. Each of the Vendors, the Vendors' Guarantor and the Warrantor is able to pay its debts as and when they fall due.

2.   GROUP MEMBERS AND OTHER COMPANIES

2.1  Each Group Member:

     (a)  is duly incorporated and accurately described in Schedules 1 and 2;

     (b) has full corporate power to own its properties, assets and business and to carry on its business as it is now conducted; and


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                                                                    Allen Allen
SHARE SALE DEED                                                       & Hemsley
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     (c)  has done everything necessary to do business lawfully in all jurisdictions in which its business is carried on.

2.2 There are no Encumbrances over or affecting any of the shares in any Group Member.

2.3 No meeting has been convened or resolution proposed, or petition or other process presented or threatened, and no order has been made, for the winding-up of a Group Member. No distress, execution or other similar order or process has been levied on any of the property or assets of a Group Member. No voluntary arrangement has been proposed or reached with any creditors of a Group Member. No receiver, receiver and manager or other controller (as defined in the Corporations Law), administrator or other similar officer has been appointed, or is threatened or expected to be appointed, in relation to a Group Member or over any part of the assets of a Group Member. There are no circumstances justifying such an appointment. Each Group Member is able to pay its debts as and when they fall due.

2.4 No writ of execution has issued against a Group Member or the property of a Group Member and, as far as the Warrantor is aware, there are no circumstances justifying a writ.

2.5 On the Completion Date, BTAL shall be the registered and beneficial owner free and clear of all Encumbrances of 30% of the fully paid issued capital in:

     (a) the Malaysian Company; and

     (b) Commerce Asset Fund Managers Sdn Bhd, subject to Clause 2.9

2.6 On the Completion Date, BT Funds Management (International) Limited shall be the registered and beneficial owner free and clear of all Encumbrances of 25% of the issued shares in Thai Capital Management Co., Limited.

3.   STATUTORY ACCOUNTS, ACCOUNTS AND COMPLETION STATEMENT

3.1  The Statutory Accounts have been prepared in accordance with:

     (a)  the Corporations Law, including:

          (i) giving a true and fair view of BTAL's and consolidated entities' financial position as at the Balance Date and of their performance for the year ended on that date; and

          (ii) complying with accounting standards and the Corporations Regulations; and

     (b)  other mandatory professional reporting requirements.

3.2  The Accounts have been prepared in accordance with the Accounting
     Principles.

3.3  The Completion Statement will:

     (a)  be prepared; and


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                                                                    Allen Allen
SHARE SALE DEED                                                       & Hemsley
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     (b)  present fairly the assets and liabilities of the Group and the
          Offshore FM Businesses as at the Completion Date,

     in accordance with the Accounting Principles.

3.4 The Records taken as whole (but not including the Accounts or Completion Statement), present fairly the trading transactions, financial and contractual position, assets and liabilities of the Group Members and the Business in all material respects.

3.4 The Accounts insofar as they relate to the FM Businesses present fairly, in all material respects in accordance with the Accounting Principles, the assets and liabilities of the FM Businesses as at the Balance Date.

3.5 On the Completion Date, the FM Businesses will have no material liabilities, except as and to the extent accrued or reserved against as liabilities and provided for in the Completion Statement.

4.   REAL PROPERTY

4.1 (REAL PROPERTY) The Real Property comprises all the freehold and leasehold land and premises owned, used or occupied by any Group Member (except " for real property held by a Group Member as trustee or custodian on behalf of a collective investment scheme or otherwise on behalf of others in the ordinary and usual course of its business). No Group Member has any freehold or leasehold interest in land except for the Real Property.

4.2 (OCCUPATION) The relevant Group Member has exclusive occupation and quiet enjoyment of the relevant item of Real Property.

5.   EMPLOYEES

5.1 (DISCLOSURE MATERIAL) The information in the Disclosure Material with respect to:

     (a)  the position of the officers and employees of each Group Member;

     (b) the employment terms (including incentives) of the officers and employees of each Group Member; and

     (c) the period of service of the officers and employees of each Group Member and accrued long service leave and annual leave entitlements,

     is accurate in all material respects as at the date shown in the Disclosure Material.

5.2 (PLANS AND POLICIES) The Plans and Policies referred to in Clause 4(d) and the Specific Employee Disclosures, contain the full terms as at the date of the Disclosure Letter of the severance and redundancy entitlements of all Employees other than those which arise under statute or are implied by general law.

5.3 (EQUITY PLANS) All plans under which Employees have, or may have been provided with shares, other forms of equity, rights of conversion into equity,


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                                                                    Allen Allen
SHARE SALE DEED                                                       & Hemsley
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     or rights in substitution therefor have been terminated and all amounts payable in relation thereto have been paid or will be fully provided for in the Completion Statement.

5.4 (SPECIFIC EMPLOYEE DISCLOSURES) The Specific Employee Disclosures are accurate in all material respects.

6.   ASSETS

6.1 Upon Completion the Group will own, or have the right (on terms no less favourable to the Group than the terms applicable as at the date of this
     Deed) to use all of the properties and assets which, together with the assets and services to be provided pursuant to the Shared Services Agreements, are all of the material properties and assets used to conduct the FM Businesses as historically conducted.

6.2 All material licences, consents, permits and authorities (public and private) have been obtained by each of the Group Members to enable it to carry on the Business in the places and in the manner in which such Business is now carried on by it and all such licences, consents, permits and authorities are valid and subsisting.

6.3 The Warrantor does not know of any factor which is likely to prejudice the continuance or renewal of any license, consent, permission authority or permit referred to in Warranty 6.2.

6.4  That:

     (a) BTC is the registered proprietor in Australia of the registrations of the Trade Marks (the REGISTRATIONS);

     (b) each Registration is valid and subsisting and there is no matter, fact or circumstance which would render void or voidable nor otherwise susceptible to removal, the registration of any Registration on any grounds (including under section 92(4)(a) of the Trade Marks Act 1995
          (Cth));

     (c) there is no restriction, limitation, outstanding encumbrance or other matter preventing BTC from assigning any of the Trade Marks and the Registration to the Assignee (as defined in the Deed of Assignment of Trade Marks); and

     (d) in respect of each Trade Mark, the use of that mark by the Assignee upon or in relation to the goods or services in respect of which the mark is registered will not infringe the rights of any other person and will not give rise to an obligation on the part of the Assignee to pay compensation or a royalty to any other person.

7.   CONDUCT OF BUSINESS

     Except for:


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                                                                    Allen Allen
SHARE SALE DEED                                                       & Hemsley
--------------------------------------------------------------------------------

     (a) any impacts of either the merger between the Warrantor and BTC or the announcement by the Warrantor of the intended disposal of the Business; and

     (b)  the implementation of the Stewardship Document,

     the Business has been conducted in all material respects in the ordinary and usual course since the Balance Date.

8.   DISCLOSURE MATERIAL

     The Disclosure Material, taken as a whole, is complete and accurate in all material respects and includes all the information which a prospective purchaser of the FM Businesses in the position of the Purchaser would reasonably require for the purpose of making a decision whether or not to acquire the FM Businesses. For the purposes of this Warranty, a person in the position of the Purchaser is to be taken as having taken, in full the opportunity referred to in Clause 2 of Part III of this Schedule and to have obtained all professional advice from the Advisers used by the Purchaser which a prudent purchaser could reasonably be expected to have sought.

9.   LITIGATION AND AUTHORISATIONS

9.1 There is no material litigation against a Group Member which is current, pending or threatened nor of any circumstance, act or omission which is likely to give rise to any material litigation against a Group Member including litigation arising out of any acts or omissions of Group Members in acting in any capacity in relation to any superannuation trust, prescribed interest undertaking or managed investment scheme, arising out of any breach of any client mandates or arising out of any product or service provided by such Group Member.

9.2  Each Group Member:

     (a) holds all necessary Authorisations necessary for the lawful conduct of its Business; and

     (b) has, subject to exemptions or waivers, conducted its Business materially in accordance with the conditions imposed by its Authorisations.

10.  TRUSTS

10.1 A Group Member is the trustee, manager or single responsible entity (SRE) of all of the trusts and managed investments schemes listed in Schedule 13 (each a TRUST).

10.2 Each of:

     (a)  the trust deed of each Trust; and

     (b)  the supplemental deeds amending those trust deeds; and


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                                                                    Allen Allen
SHARE SALE DEED                                                       & Hemsley
--------------------------------------------------------------------------------

     (c) the deeds effecting a retirement or appointment of a trustee, manager or SRE of those Trusts;

     has been validly executed and, to the extent required by law, duly approved by the Australian Securities and Investments Commission (or its predecessors or delegates).

10.3 Except as required or contemplated by .MIA Transition, no circumstance has occurred or is proposed in relation to a Group Member or any Trust that will or may give rise to the Group Member ceasing to be the trustee, manager or SRE of the Trust.

10.4 Each Group Member has complied in all material respects with:

     (a) all of the applicable provisions included or taken to be included in the trust deeds of all Trusts; and

     (b)  the Corporations Law and other applicable laws,

     while acting as the trustee, manager or SRE of the Trusts.

10.5 Except as required or contemplated by MIA Transition or as required by the Listing Rules of the Australian Stock Exchange to approve a transaction relating to a Trust, no Group Member proposes to hold a meeting of unitholders of any Trust of which it is trustee, manager or SRE and the Warrantor is not aware of any proposal to requisition such a meeting.

10.6 The Warrantor does not know of any circumstance giving rise to an existing or potential loss by a Group Member of its right of indemnity from a Trust.

11.  YEAR 2000 ISSUE

     The Warrantor and the Vendors warrant that the Group Members will continue to carry out the Vendors' Group Year 2000 Issues compliance program as identified in the Disclosure Material with all reasonable due diligence up to the Completion Date.

PART II - TAX WARRANTIES

12.  TAX WARRANTIES

12.1 (TAX PROVISION AND ACCOUNTS) The Completion Statement contains Tax Provisions, reserves, accruals or allowances adequate to cover Taxes payable for or in respect of each Group Member for all periods up to the Completion Date. For the purposes of this Warranty 12.1, a Tax payable for or in respect of each Group Member includes Taxes for which the Group Member becomes liable by reason of its membership or inclusion in any, consolidated or combined tax group or Taxes for which such Group Member may have a liability by reason of any tax sharing agreement or other contractual obligation.


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                                                                    Allen Allen
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--------------------------------------------------------------------------------

12.2 (DEDUCTIONS) Each Group Member has deducted all Tax required to be deducted from any payments made by it. When necessary, the relevant Group Member has accounted for or remitted on a timely basis that Tax in accordance with relevant law.

12.3 (PAYMENT OF TAX) All Taxes which have been or were deemed to have been assessed or imposed on any Group Member, or have been required to be withheld from any payment made by any Group Member to another person:

     (a) which have become due and payable, have been paid by the due date for payment by that Group Member; and

     (b) which are not yet payable but become payable before the Completion Date, shall be paid by the due date.

12.4 (RETURNS ETC.) All necessary returns:


     (a) have been submitted by each Group Member to each relevant Taxation Authority in respect of Taxes for or in respect of that Group Member for all periods up to the date of this Deed; and

     (b) will continue to be submitted when due in respect of periods after the date of this Deed until the Completion Date in respect of those later periods.

12.5 (FRANKING AND CAPITAL) Each Group Member:

     (a) maintains and has retained for the period required by law, accurate records. of franking credits and franking debits (as defined in the Tax Act) in respect of its current and earlier accounting periods;

     (b) has franked to no less than the required franking amount (as provided for in section 160AQE of the Tax Act) any dividend declared or paid since the Balance Date;

     (c) shall have a Franking Account at 30 June 1999 and at the Completion Date the balance in which shall not be less than zero; and

     (d)  will not have a tainted share capital account (as defined in the Tax
          Act) as at the Completion Date.

12.6 (INVESTIGATIONS AND DISPUTES) Neither the Warrantor nor any Group Member is aware that the Australian Commissioner of Taxation or any other Taxation Authority is at present conducting, or proposing to conduct, any investigation into all or any part of the tax affairs of any Group Member and there is no unresolved dispute with any Taxation Authority.

12.7 (GROUP LOSS TRANSFERS) As far as the Warrantor is aware, any loss which has been transferred to or by any Group Member was validly transferred for the purposes of section 80G of the 1936 Act or of Division 170 of the 1997 Act or any corresponding provision or provision to a similar effect under the applicable law of any foreign jurisdiction.

12.8 (RECORDS) As far as the Warrantor is aware, each Group Member has retained for the period required by law all records required to be kept pursuant to any Tax Law.


--------------------------------------------------------------------------------
                                                                          PAGE 7
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                                                                    Allen Allen
SHARE SALE DEED                                                       & Hemsley
--------------------------------------------------------------------------------

12.9 (TAX CLASSIFICATION OF BTIA FOR US FEDERAL INCOME TAX PURPOSES) For US federal income tax purposes, BTIA is an association taxable as a corporation.

12.10 (STAMP DUTY) No stamp duty liability will be triggered in respect of transactions entered into prior to the date of this Deed as a consequence of the execution of: the Deed; of the other Transaction Documents; of any instruments entered into under the Deed or the other Transaction Documents.

12.11 (DEGROUPING) Section 160ZZOA of the 1936 Act would not apply to deem a disposal of an asset by a Group Member, and section 104475 of the 1997 Act will not deem a CGT event to happen in relation to a Group Member, as a result of entry into a Transaction Document by the Purchaser.

12.12 (GROUP MEMBERSHIP) BTIA and the Group Members listed as 100% subsidiaries of BTIA in Part II of Schedule 2 will be members of the same wholly owned group as defined in Subdivision 975-W of the 1997 Act at the Completion Date.

PART III - PURCHASER'S AND THE PURCHASER'S GUARANTOR WARRANTIES

1.    POWER AND AUTHORITY

1.1 (POWER AND AUTHORITY) The Purchaser and the Purchaser's Guarantor have the power and authority to execute and exchange this Deed and perform and observe all its terms. This Deed has been duly executed by the Purchaser and the Purchaser's Guarantor and is a legal, valid and binding agreement of the Purchaser and the Purchaser's Guarantor enforceable against them in accordance with the terms of this Deed.

1.2 (SOLVENCY) No step has been taken in relation to any of the Purchaser or Purchaser's Guarantor or their respective Related Bodies Corporate to wind it up, appoint a controller or administrator, seize or take possession of any of their assets or make an arrangement, compromise or composition with any of their creditors.

2.    DISCLOSURE MATERIAL

      The Purchaser and the Purchaser's Guarantor have been given the opportunity by the Vendors to review the Disclosure Material, have taken that opportunity and have independently and without the benefit of any inducement, representations or warranty (other than the Warranties provided in Parts I and II of this Schedule) from any member of the Vendors' Group or the Deutsche Group determined to enter into this Deed. The Purchaser and the Purchaser's Guarantor have not reviewed the IB Disclosure Material.


--------------------------------------------------------------------------------

                                                                    Allen Allen
SHARE SALE DEED                                                       & Hemsley
--------------------------------------------------------------------------------

PART IV  - CONTINUING OBLIGATIONS OF PURCHASER

3.   OBLIGATION TO NOTIFY

     Irrespective of whether a Claim arises, the Purchaser shall notify the Warrantor in writing of any notice or commencement of any audit or investigation or exercise of powers under section 263 or 264 of the Tax Act or dispute with any Taxation Authority in relation to the Tax affairs of a Group Member, within 3 business days of receipt of such notice or of such commencement (whichever occurs first), which arises in relation to the transactions contemplated by the Transaction Documents or any Group Member in relation to any period up to the end of the tax year in which the Completion Date occurs.

4.   COMPLETION YEAR TAX RETURN

     The Purchaser shall give the Vendor the opportunity to review any income tax return to be filed by any Group Member in respect of the period up to the end of the Tax Year under the Tax Act in which the Completion Date occurs at least 15 working days prior to them being filed, and give bona fide and reasonable consideration to any of the Vendor's comments thereon and requests in relation thereto, and once filed, provide the Vendor with a copy of such returns as filed.

5.   PRESERVATION

     The Purchaser shall not, without the approval of the Vendor (such approval not to be unreasonably withheld):

     (a) amend, or permit the self amendment by the relevant Group Member of, any tax return lodged by a Group Member prior to the Completion Date;

     (b) apply for any binding or non-binding advance opinion, determination or ruling in respect of any event which occurred prior to or on the Completion Date;

     (c) do any other thing which, apart from the operation of any threshold under Clause 8.6(g), might reasonably lead to any Claim for breach of this Deed.

6.   OTHER OBLIGATIONS

     The Purchaser:

     (a) shall not procure or cause the negation or modification of any election or choice made by, on behalf of, or in respect of a Group Member such that there is an increase in liability of the consolidated group of the Vendors' Guarantor for United States Taxes (or any


--------------------------------------------------------------------------------

                                                                    Allen Allen
SHARE SALE DEED                                                       & Hemsley
--------------------------------------------------------------------------------

          decrease in the amount of foreign tax credits of that consolidated group) in respect of the period up to and including the end of the Tax Year next ending after the Completion Date;

     (b) shall make, at the Completion Date, a joint election with the Vendor's Guarantor, under Section 338(h)(10) of the Internal Revenue Code, to treat the sale of BTIA Shares as a sale of the assets of BTIA, which election shall be irrevocable;

     (c) shall make, at the Completion Date, an election under Section 338(g) of the Internal Revenue Code to treat BTAL and all of its subsidiaries as having sold their assets for US Tax purposes, which election shall be irrevocable; and

     (d) shall permit the lodgment of Ruling Requests by the Vendors or Warrantor (and at their cost) on behalf of such Group Members as may be nominated by them. The Ruling Requests shall be prepared having due regard to the maintenance of the good name, reputation and relationship with the Australian Taxation Office of each of the Purchaser, the Purchaser's Guarantor, the Group Members, the Vendors and the Warrantor, and in particular, to prevent any actual or perceived damage to such good name, reputation or relationship flowing from recent uninformed and inaccurate press coverage of this transaction. To facilitate the preparation and lodgment of the Ruling Requests the Purchaser shall grant or procure the grant of access to the materials and records of such Group Members as shall be necessary to lodge the Ruling Requests, subject always to the preservation of the confidentiality of those records to the same degree provided for in Clause 8.10(b)(viii) of this Deed. The Purchaser shall have a reasonable opportunity to review and comment promptly upon the Ruling Requests before they are lodged with the Australian Taxation Office and in this regard the Vendor or Warrantor will keep the Purchaser informed of the timing of lodgment of the Ruling Requests and the time available to the Purchaser to review and comment on the requests.

--------------------------------------------------------------------------------

                                                                    Allen Allen
SHARE SALE DEED                                                       & Hemsley
--------------------------------------------------------------------------------

SCHEDULE 5

POWER OF ATTORNEY
--------------------------------------------------------------------------------

DEED POLL  dated                1999 by:

[*] LIMITED (ACN [*] incorporated in [*] of [*] (the  Principal)

RECITES that the Principal has transferred to [*] (ACN [*] (the PURCHASER) the full beneficial interest in [*] ordinary shares of $[*] each fully paid (the SHARES) in [*] [Limited] (the COMPANY) of which the Principal is the registered holder.

APPOINTS

1.   APPOINTMENT AND AUTHORITY

     In consideration of the Purchaser purchasing the Shares the Principal appoints each of the directors for the time being of the Purchaser (each an Attorney) severally as the attorney of the Principal with authority to exercise all rights attaching to the Shares including, without limitation, the rights to:

     (a) receive notices of and attend and vote at all meetings of the members of the Company;

     (b) consent to short notice and execute all instruments of proxy or other documents for the purpose of enabling the Purchaser to attend and vote at any such meeting; and

     (c)  appoint and remove directors and alternate directors of the Company.

2.   RATIFICATION

     The Principal will ratify everything done or caused to be done by an attorney under this Power of Attorney.

3.   TERM

     This Power of Attorney shall terminate upon the registration of the Purchaser as the holder of the Shares. It may not be revoked by the Principal.

EXECUTED as a Deed,

[*] LIMITED                   )
                              )


-------------------------------       ------------------------------------------
Signature                             Signature


------------------------------        ------------------------------------------
Print name                            Print name


------------------------------        ------------------------------------------
Office held                           Office held

--------------------------------------------------------------------------------

                                                                    Allen Allen
SHARE SALE DEED                                                       & Hemsley
--------------------------------------------------------------------------------

SCHEDULE 6

COMPLETION STATEMENT
--------------------------------------------------------------------------------

The Completion Statement shall be in such form as the Vendors' Accountants deem appropriate for the purpose, but in any event will contain summary schedules as per the attached templates.




--------------------------------------------------------------------------------

                                                                       EXHIBIT 1

                  EXHIBIT TO SCHEDULE 6 OF THE SHARE SALE DEED

                   TEMPLATE FOR COMPLETION STATEMENT OF BTAG


                                                                       BTFM (including   BTIB (excluding
                                                                       Offshore FM       Offshore IB
                                                                       Businesses)(1)    Businesses)       Surplus Capital    BTAG
                                                                       ---------------   ---------------   ---------------    ----
SCHEDULE 20010   Cash & Due From Banks:
SCHEDULE 20030   IB Deposits With Banks
SCHEDULE 20055   Securities Purchased Under Resale Agreement
SCHEDULE 20070   IB & NIB Trading Account Assets
SCHEDULE 20105   Securities Available For Sale
SCHEDULE 20110   Investment In Consol Sub
SCHEDULE 20130   Loans & Leases Intercompany
SCHEDULE 20131   Gross Loans & Lease Financing
SCHEDULE 20132   Overdrafts
SCHEDULE 20160   Unearned Income
SCHEDULE 20180   Allowance For Credit Loss
SCHEDULE 20210   Premises & Equipment Net
SCHEDULE 20230   Bankers' Acceptances
SCHEDULE 20240   Accrued Int Rec, A/C Rec & Rec On Sec Transactions
SCHEDULE 20270   Goodwill
SCHEDULE 20270   Other Assets

                 Total Assets

SCHEDULE 20360   Interest Bearing Deposits
SCHEDULE 20390   IB & NIB Trading Account Liabilities
SCHEDULE 20395   Sec Sold Under Repurchase Agreements
SCHEDULE 20400   Other Short Term Borrowings
SCHEDULE 20450   Accrued Expenses & Accrued Interest Payable
SCHEDULE 20470   Other Liabilities
SCHEDULE 20510   Long Term Debt

                 Total Liabilities

                 Net Assets                                                95,500,000        287,300,000        --       382,800,000
                                                                           ----------        -----------       ----      -----------

Note:

(1)              Refer Exhibit 2

06/17/1999                                                                 Confidential                                  Page 1 of 4

                                                                       EXHIBIT 2

                   TEMPLATE FOR COMPLETION STATEMENT OF BTAG

                       COMPOSITION OF BTFM BALANCE SHEET


                                                                                                    BT Funds
                                                                           BT Funds                 Management
                                                                           Management               Offshore
                                                                           within BTAL Group        Businesses(1)       Total BTFM
                                                                           -----------------        -------------       ----------
SCHEDULE 20010   Cash & Due From Banks:
SCHEDULE 20030   IB Deposits With Banks
SCHEDULE 20055   Securities Purchased Under Resale Agreement
SCHEDULE 20070   IB & NIB Trading Account Assets
SCHEDULE 20105   Securities Available For Sale
SCHEDULE 20110   Investment In Consol Sub
SCHEDULE 20130   Loans & Leases Intercompany
SCHEDULE 20131   Gross Loans & Lease Financing
SCHEDULE 20132   Overdrafts
SCHEDULE 20160   Unearned Income
SCHEDULE 20180   Allowance For Credit Loss
SCHEDULE 20210   Premises & Equipment Net
SCHEDULE 20230   Bankers' Acceptances
SCHEDULE 20240   Accrued Int Rec, A/C Rec & Rec On Sec Transactions
SCHEDULE 20270   Goodwill
SCHEDULE 20270   Other Assets (Exhibit 2.1)

                 Total Assets

SCHEDULE 20360   Interest Bearing Deposits
SCHEDULE 20390   IB & NIB Trading Account Liabilities
SCHEDULE 20395   Sec Sold Under Repurchase Agreements
SCHEDULE 20400   Other Short Term Borrowings
SCHEDULE 20450   Accrued Expenses & Accrued Interest Payable
SCHEDULE 20470   Other Liabilities (Exhibit 2.1)
SCHEDULE 20510   Long Term Debt

                 Total Liabilities

                 Net Assets                                                                                             95,500,000
                                                                           -----------------        -------------       ----------

Note:

(1)              Refer Exhibit 3

06/17/1999                                                                 Confidential                                 Page 2 of 4

                                                                     EXHIBIT 2.1

                   TEMPLATE FOR COMPLETION STATEMENT OF BTAG

                       COMPOSITION OF BTFM BALANCE SHEET


                                                           -----------------
                                                           BT Funds
                                                           Management
                                                           (extracted from
                                                           BTAL Statutory
                                                           Accounts)
                                                           -----------------

Notes:

(1)    Other assets include:

         Management fees receivable (from BT managed funds)
         Related party management fees (Japan and US funds)
         Related party receivables
         Investment in Malaysian JV
         Trade debtors
         FITB
         Other
                                                                ------------
                                                                ============

(2)    Other liabilities include:

         Employee entitlements (allocated from Corporate)
         Accounts payable
         Interest received in advance
         Futures margin payable (overlay accounts)
         Commissions payable
         Related party liabilities
         Trade creditors
         Other liabilities
                                                                ------------
                                                                ============


06/17/1999                      Confidential                         Page 3 of 4

                                                                       EXHIBIT 3

                   TEMPLATE FOR COMPLETION STATEMENT OF BTAG

                    COMPOSITION OF BTFM OFFSHORE BUSINESSES

                                                                                     BT Portfolio   BT Funds         BT Funds
                                                                  BT New Zealand     Services (NZ)  Management (NZ)  Management Asia
                                                                  Nominees Limited   Limited        Limited          Limited
                                                                  ----------------   -------------  ---------------  ---------------
SCHEDULE 20010   Cash & Due From Banks:
SCHEDULE 20030   IB Deposits With Banks
SCHEDULE 20055   Securities Purchased Under Resale Agreement
SCHEDULE 20070   IB & NIB Trading Account Assets
SCHEDULE 20105   Securities Available For Sale
SCHEDULE 20110   Investment In Consol Sub
SCHEDULE 20130   Loans & Leases Intercompany
SCHEDULE 20131   Gross Loans & Lease Financing
SCHEDULE 20132   Overdrafts
SCHEDULE 20160   Unearned Income
SCHEDULE 20180   Allowance For Credit Loss
SCHEDULE 20210   Premises & Equipment Net
SCHEDULE 20230   Bankers' Acceptances
SCHEDULE 20240   Accrued Int Rec, A/C Rec & Rec On Sec Transactions
SCHEDULE 20270   Goodwill
SCHEDULE 20270   Other Assets

                 Total Assets

SCHEDULE 20360   Interest Bearing Deposits
SCHEDULE 20390   IB & NIB Trading Account Liabilities
SCHEDULE 20395   Sec Sold Under Repurchase Agreements
SCHEDULE 20400   Other Short Term Borrowings
SCHEDULE 20450   Accrued Expenses & Accrued Interest Payable
SCHEDULE 20470   Other Liabilities
SCHEDULE 20510   Long Term Debt

                 Total Liabilities

                 Net Assets

Notes:

(1)              Other assets include:

                 Trade debtors
                 Related party receivables
                 FITB
                 Other receivables
                                                                  ----------------   -------------  ---------------  ---------------
(2)              Other liabilities include:

                 Trade creditors
                 Related party liabilities
                 Provision for employee entitlements
                 Other liabilities
                                                                  ----------------   -------------  ---------------  ---------------


                                                                  BT Funds        25% Share Thai     Offshore FM          BT Funds
                                                                  Management      Capital            business (Ireland),  Management
                                                                  (Singapore)     Management Co      Offshore FM          Offshore
                                                                  Limited         Ltd                business (UK)        Businesses
                                                                  -----------     -------------      ------------------   ----------
SCHEDULE 20010   Cash & Due From Banks:
SCHEDULE 20030   IB Deposits With Banks
SCHEDULE 20055   Securities Purchased Under Resale Agreement
SCHEDULE 20070   IB & NIB Trading Account Assets
SCHEDULE 20105   Securities Available For Sale
SCHEDULE 20110   Investment In Consol Sub
SCHEDULE 20130   Loans & Leases Intercompany
SCHEDULE 20131   Gross Loans & Lease Financing
SCHEDULE 20132   Overdrafts
SCHEDULE 20160   Unearned Income
SCHEDULE 20180   Allowance For Credit Loss
SCHEDULE 20210   Premises & Equipment Net
SCHEDULE 20230   Bankers' Acceptances
SCHEDULE 20240   Accrued Int Rec, A/C Rec & Rec On Sec Transactions
SCHEDULE 20270   Goodwill
SCHEDULE 20270   Other Assets

                 Total Assets

SCHEDULE 20360   Interest Bearing Deposits
SCHEDULE 20390   IB & NIB Trading Account Liabilities
SCHEDULE 20395   Sec Sold Under Repurchase Agreements
SCHEDULE 20400   Other Short Term Borrowings
SCHEDULE 20450   Accrued Expenses & Accrued Interest Payable
SCHEDULE 20470   Other Liabilities
SCHEDULE 20510   Long Term Debt

                 Total Liabilities

                 Net Assets

Notes:

(1)              Other assets include:

                 Trade debtors
                 Related party receivables
                 FITB
                 Other receivables
                                                                  -----------     -------------      ------------------   ----------
(2)              Other liabilities include:

                 Trade creditors
                 Related party liabilities
                 Provision for employee entitlements
                 Other liabilities
                                                                  -----------     -------------      ------------------   ----------

06/17/1999                                                                 Confidential                                  Page 4 of 4

                                                        Allen Allen
SHARE SALE DEED                                         & Hemsley

SCHEDULE 7

ACCOUNTING PRINCIPLES
                          BANKERS TRUST AUSTRALIA GROUP
                              ACCOUNTING PRINCIPLES
                    AND BASIS OF PREPARATION OF THE ACCOUNTS
                          AND THE COMPLETION STATEMENT

1.      PREPARATION OF ACCOUNTS AND COMPLETION STATEMENT

The Accounts have been prepared to represent the aggregate balance sheet position of the Group and the Offshore FM Businesses. In preparing the Accounts, information has been extracted from the audited statutory accounts and general ledgers of Group Members and other entities involved in carrying on the Business as at 31 December 1998.

In respect of legal entities which form part of the Group, the trial balances representing the legal entity (which form the basis of the audited accounts of the entity) have been used in preparing the Accounts. Where the businesses being sold represent management units within legal entities which are not part of the Group, then the trial balances included in the Accounts for these businesses have been derived from profit centre trial balances extracted from BTC's consolidation system, IDB. The profit centre to be extracted is 213021 (BTFM Int. Europe).

2.      ACCOUNTING PRINCIPLES APPLICABLE TO THE ACCOUNTS AND THE COMPLETION
        STATEMENT

The Accounts have been and the Completion Statement will be drawn up in accordance with the detailed accounting procedures applied in the preparation of the Statutory Accounts and the accounts of the other entities which conduct the Business as set forth in the Disclosure Material and in accordance with the accounting principles adopted in preparing the trial balances for each of those entities and businesses subject to the Share Sale Deed. In all cases the underlying principles are those considered to be Generally Accepted Accounting Principles in Australia (GAAP), consistent with those applied in preparing the most recent statutory accounts of the relevant legal entities. Where a company is wholly owned by Bankers Trust Australia Limited (BTAL) its accounts are prepared on the same basis as BTAL accounts.

Any balances not recorded in Australian dollars will be translated into the Australian dollar equivalent at the foreign exchange rate prevailing as at the close of business in Sydney on the balance date in each case.

The following specific adjustments have (on a tax free basis) been made in preparing the Accounts, and will be made in preparing the Completion Statement, being a divergence from the generally accepted accounting principles applied in preparing

                                                      Allen Allen
SHARE SALE DEED                                       & Hemsley

the most recent financial statements of the relevant entities. In preparing the Completion Statement, the adjustments will be tax effected where appropriate on the basis as set out in 3.2 below.

2.1     LIFE COMPANY ACCOUNTING

        The available surplus in BT Life Statutory Funds recognised in the Completion Statement shall be determined on a basis consistent with that used to determine the available surplus in the Accounts.

2.2     CHANGE OF CONTROL PAYMENTS

        When the 1998 statutory accounts were drawn up, the certainty of the merger of Deutsche Bank AG and Bankers Trust Corporation was not sufficient to require the raising of an accrual to reflect the Group's liability to employees under various outstanding deferred compensation schemes. Given that the merger has been effected prior to the date of the Share Sale Deed, the Accounts have been, and the Completion Statement will be, adjusted to reflect the totality of the Group's liability to employees in respect of deferred compensation schemes.

        The 1999 bonus pool (an element of which is due upon Change of Control), will be accrued for on a straight line basis in the Group's accounts during the course of 1999 and, accordingly, the appropriate pro-rata accrual or expense will be recognised in the Completion Statement. The remaining bonus pool attributable to the balance of 1999 beyond the Completion Date will not be recognised in the Completion Statement but will be subsequently accrued over the remainder of 1999 after the Completion Date.

2.3     EMPLOYEE ENTITLEMENTS

        The Group has offered certain retention incentives to key employees. These incentives, which are in addition to normal bonus participation and are referred to in staff retention letters as having a bullet vesting at future dates, are not included as an adjustment to the Accounts and no liability will be recognised in the Completion Statement for these retention incentives.

        Employee incentives in the form of guaranteed bonus payments, where the guarantee is expected to be a normal bonus payment for conducting current employment duties, are to be expensed over the period to which the guarantee relates.

2.4     DEFERRED TAXATION BALANCES

        The recognition of Future Income Tax Benefits (FITB's) and deferred tax liabilities are accounted for in accordance with the year end statutory accounts on the basis of an overall net deferred tax liability. In the Completion Statement, FITB's will in the first instance be fully recognised by netting against deferred tax liabilities, such netting to be within a legal entity basis, and thereafter FITB's will be recognised in accordance with GAAP.

                                                      ALLEN ALLEN
SHARE SALE DEED                                       & HEMSLEY

2.5     GENERAL PROVISION

        The Statutory Accounts included a general provision of $38 million. No general provision has been recognised in the Accounts and no general provision will be recognised in the Completion Statement.

3.      ADDITIONAL ADJUSTMENTS TO BE MADE IN PREPARING THE COMPLETION STATEMENT

        The following items are not included as adjustments to the Accounts. It is intended that these items will be reflected in the Completion
        Statement:

3.1    YEAR-TO-DATE RESULTS

        The Net Assets in the Completion Statement will incorporate the net profit after tax of the Group (calculated under GAAP) for the period from 1 January 1999 to the Completion Date.

3.2    INCOME TAX

        For the purpose of the Completion Statement, all current and deferred income tax balances will be calculated as if the income tax laws applicable at the date of signing this Share Sale Deed applied irrespective of any change of tax laws occurring between the signing date and the Completion Date.

3.3    REDUNDANCY PROVISIONS

        A provision for redundancy costs will only be made or recognised in the Completion Statement to the extent that the Warrantor, the Vendors or BTAG, at the request of the Warrantor or Vendors, has:
        (a) terminated an Employee without cause within the meaning of the Plans (as defined in Clause 4(d)); or

        (b) terminated an Employee's employment on the ground of Redundancy within the meaning of the Policies (as defined in Clause 4(d)) or the BTAL Redundancy Policy for Commission Employees,

        but only to the extent that any relevant payments have not been made before the Completion Date and excluding the instances where such action has been taken at the request of or with the consent of the Purchaser to accommodate the Purchaser's plans for the Business,

3.4    DIVIDEND PAYMENTS

        It is currently anticipated that, prior to the Completion Date, the Vendors will require dividend payments to be paid or declared by the Group. Any such dividends will be reflected in the Net Assets of the Group in the Completion Statement.

3.5    CAPITAL INJECTION

        The Net Assets in the Completion Statement will incorporate any capital injection made prior to the Completion Date.

3.6    NET ASSETS OF FM BUSINESSES

                                                      ALLEN ALLEN
SHARE SALE DEED                                       & HEMSLEY

        In the preparation of the Completion Statement, the short term borrowings of BTAL which are allocated to the FM Businesses as at the Completion Date shall be such that the Net Assets of the FM Businesses as at the Completion Date will be $95.5 million.

3.7    SALE OF IB BUSINESSES

        In the preparation of the Completion Statement, there shall be disregarded:

        (a) the sale of all or any part of the IB Businesses, wherever occurring; and

        (b) entry into or performance of the IB Deed or any agreement entered into pursuant to the IB Deed.

                                                      ALLEN ALLEN
SHARE SALE DEED                                       & HEMSLEY

SCHEDULE 8

AGREEMENTS TO BE CANCELLED AT COMPLETION

1. Service agreement between BTI and BTAL dated 1 January 1997 relating to the Metals and Mining business and London debt markets desk.

2. Service agreements between BTC and BTAL dated 23 January 1998 and 25 February 1998 relating to the Soft Commodities business.

3. Service agreement between BTI and BTAL dated 2 September 1998 relating to the London SYCOM terminal.

4. Service agreement between BT Alex. Brown Inc and BT Alex. Brown Australia Limited (BTABAL) dated 11 January 1999 relating to the New York equities desk.

5. Service agreement (undated) between BTABAL and BTC, Singapore Branch relating to the Singapore equities desk.

6. Service agreement between BTC and BTAL dated 17 February 1995 relating to FX business.

7. Indemnification agreement between BTC and BTAL dated 1 June 1992 relating to BTAL's exposure to non-bank, non-governmental counterparties.

8. Standby facility letter dated 30 June 1998 from BTC to BTAL providing standby facility to BTAL.

9. Agency agreement between BTI and BTAL dated 29 April 1988 relating to dealings in Australian fixed interest securities.

10. Service agreement between BTC and BTAL dated 18 December 1996 relating to the management of the Hong Kong swaps book.

11.     Service agreement between BTC and BTAL dated 25 October 1996.

12. Letter of credit from BTAL to Sydney Futures Exchange Clearing House Pty Limited on account of BT Futures New Zealand Limited dated 26 November 1998.

                                                      ALLEN ALLEN
SHARE SALE DEED                                       & HEMSLEY

SCHEDULE 9

RELATED PARTY DEBT TO BE RE-FINANCED AT COMPLETION

The $800 million facility provided by BTC to BTAL. The parties acknowledge that BTC shall set off or apply the corresponding amount on deposit with BTC from BTAL in full and final settlement of the amount owing to BTC by BTAL under this facility.

SHARE SALE DEED                                                      ALLEN ALLEN
                                                                     & HEMSLEY
SCHEDULE 10

GROUP MEMBERS TO CHANGE NAMES

1.      BT Investments (Australia) Limited

2.      BT IB Holdings Pty Limited

3.      Bankers Trust Australia Limited

4.      BT Alex. Brown Australia Limited

5.      BT Australia (H.K.) Financial Services Limited

6.      BT Australia (HK) Limited

7.      BT Pacific Management Limited

8.      BT Australia Securities Limited

9.      BT Capital Markets Nominees Pty Limited

10.     BT Corporate Finance Limited

11.     BT Finance Pty Limited

12.     BT IB Limited

13.     BT Infrastructure Pty Limited

14.     BT Lease Management Pty Limited

15.     BT Management Services Pty Limited

16.     BT Properties Pty Limited

17.     BT Risk Management Advisory Pty Limited

18.     BT Science Holdings Pty Limited

19.     BT Computer Leasing Pty Limited

20.     BT Project Finance Pty Limited

21.     BT R&D No. 1 Pty Limited

22.     BT R&D No. 7 Pty Limited

23.     BT Securitisation Management Pty Limited

24.     BT Structured Equities Pty Limited

25.     BT Technology Pty Limited

26.     BT Australia Corporate Services Pty Limited

27.     BT Nominees Limited

28.     BT Funds Management Asia Limited

29.     BT Funds Management (Singapore) Limited

                                                        ALLEN ALLEN
SHARE SALE DEED                                         & HEMSLEY

Any other Group Member or any entity licensed by a Group Member which has as part of its name an Excluded Name.

                                                        Allen Allen
SHARE SALE DEED                                         & Hemsley

SCHEDULE 11

BUSINESS NAMES TO BE RELINQUISHED

KEY:
+      BTAB = BT Alex. Brown Australia Limited
+      BTCF = BT Corporate Finance Limited

   BUSINESS           BUSINESS       REGISTRATION    RENEWAL DATE     REGISTERED
   NAMES              NAME ACT            NO.                         PROPRIETOR

Bankers Trust           NSW           U9289638       5/8/2001           BTAL
                        ACT           F00089272      29/5/2001          BTAL
                        VIC           1386302A       11/6/2001          BTAL
                        SA            0429278K       5/6/2001           BTAL
                        WA            0237654A       11/6/2001          BTAL
                        QLD           BN6913787      10/6/1999          BTAL

Bankers Trust           NSW           T9531527       2/4/2000           BTAL
Australia

Bankers Trust           NSW           T6482527       16/10/1999         BTAL
Research                ACT           F00089776      17/7/2001          BTAL
                        VIC           B1398956D      21/8/2001          BTAL
                        SA            0430759M       8/7/2001           BTAL
                        WA            0240590H       15/7/2001          BTAL
                        QLD           BN7009458      27/8/1999          BTAL

BT Alex. Brown          NSW           U7814026       28/5/2001          BTAL/BTAB
                        ACT           F00089273      29/5/2001          BTAL/BTAB
                        VIC           1384733U       l/6/2001           BTAL/BTAB
                        SA            0428956W       29/5/2001          BTAL/BTAB
                        WA            0236973N       3/6/2001           BTAL/BTAB
                        QLD           BN6905160      2/6/1999           BTAL/BTAB

BT Alex. Brown          NSW           U8339414       23/6/2001          BTAB
Research                ACT           F00089563      26/6/2001          BTAB
                        VIC           B1394215V      30/7/2001          BTAB

                                                        Allen Allen
SHARE SALE DEED                                         & Hemsley


    BUSINESS       BUSINESS    REGISTRATION   RENEWAL DATE      REGISTERED
     NAMES         NAME ACT         NO.                         PROPRIETOR

                    SA          0430407W        l/7/2001          BTAB
                    WA          0238874A        25/6/2001         BTAB
                    QLD         BN6936660       26/6/1999         BTAB

BT Wolfensohn       NSW         U7814418        28/05/2O0l        BTAL/BTCF
                    ACT         F00089274       29/05/2001        BTAL/BTCF
                    VIC         1384736A        01/06/2001        BTAL/BTCF
                    SA          0428957R        29/05/2001        BTAL/BTCF
                    WA          0236971J        03/06/2001        BTAL/BTCF
                    QLD         BN6904683       29/05/1999        BTAL/BTCF

BT Capital          NSW         U3929320        3/11/2000         BTAL
Partners,           ACT         F00087153       10/11/2000        BTAL
Australia           VIC         1358076V        19/11/2000        BTAL
                    SA          0421427P        6/ll/2000         BTAL
                    WA          0223053Y        25/11/2000        BTAL
                    NT          68866B          23/2/2001         BTAL
                    QLD         BN6704797       11/11/1999        BTAL
                                                                  BTAL

BT Instalments      NSW         T9746547        14/4/2000         BTAL
                    ACT         F00089564       26/6/2001         BTAL
                    VIC         B1394218B       30/7/2001         BTAL
                    SA          0430406A        l/7/2001          BTAL
                    WA          0238876E        25/6/2001         BTAL
                    QLD         BN6936647       26/6/1999         BTAL

BT Instalment       NSW         U0587830        27/5/2000         BTAL
Warrants            ACT         F00089565       26/6/2001         BTAL
                    VIC         B1394222S       30/7/2001         BTAL
                    SA          0430403P        l/7/2001          BTAL
                    WA          0238873Y        25/6/2001         BTAL
                    QLD         BN6936623       26/6/1999         BTAL

BT Investor         NSW         T29805332       23/4/1999         BTAB
Services

                                                        Allen Allen
SHARE SALE DEED                                         & Hemsley

    BUSINESS       BUSINESS       REGISTRATION       RENEWAL DATE       REGISTERED
     NAMES         NAME ACT           NO.                               PROPRIETOR

BT Private           NSW           UO854248            10/6/2000           BTAB
Stockbroking         ACT           F00089567           26/6/2001           BTAB
                     VIC           B1394228E           30/7/2001           BTAB
                     SA            0430402T            l/7/2001            BTAB
                     WA            0238903F            25/6/2001           BTAB
                     QLD           BN6936593           26/6/1999           BTAB

BT Stockwatch        NSW           T3925731            07/06/1999          BTAB

BT Warrants          NSW           T3916144            6/6/1999            BTAL
                     ACT           F00089568           26/6/2001           BTAL
                     VIC           B1394229G           30/7/2001           BTAL
                     SA            0430408R            l/7/2001            BTAL
                     WA            0238906M            25/6/2001           BTAL
                     QLD           BN6936611           26/6/1999           BTAL

SHARE SALE DEED                                                     Allen Allen
                                                                       & Hemsley

--------------------------------------------------------------------------------
SCHEDULE 12

REAL PROPERTY
--------------------------------------------------------------------------------
PART I - LEASEHOLD

     PROPERTY LEASED                   LESSOR                                 LESSEE        COMMENCING DATE      TERMINATING DATE
----------------------------------------------------------------------------------------------------------------------------------
 Chifley Tower                Mid Sydney Pry Limited                          BTAL          23 March 1993         13 March 2006
 (Level 2-10,13-16)

 Level 13,14,15 & 16          Perpetual Trustee Company Limited               BTAL          13 October 1997       12 October 2002
 Colonial Centre, 52
 Martin Place, Sydney

 Levels 5 & 6                 Advance Bank Australia Limited                  BTAL           1 March 1995         30 June 2006
 33 & 35 Pitt Street,
 Sydney

 Ground Floor,                The University of Sydney                        BTAL           6 September 1993      5 September 1999
 Challis House, 4
 Martin Place, Sydney

 Ground Floor, The            The Colonial Mutual Life                        BTAL           8 September 1998      7 September 2003
 Colonial Mutual              Assurance Society Limited
 Building, 55 St
 George's Terrace,
 Perth, WA

SHARE SALE DEED                                                     Allen Allen
                                                                       & Hemsley

--------------------------------------------------------------------------------
SCHEDULE 12

REAL PROPERTY
--------------------------------------------------------------------------------
PART I - LEASEHOLD

     PROPERTY LEASED                   LESSOR                     LESSEE                COMMENCING DATE      TERMINATING DATE
------------------------------------------------------------------------------------------------------------------------------
Level 23 & 24,367             Commonwealth Bank of Australia      BTAL                   7 October 1991       31 March 2004
Collins Street
Melbourne

The Land and the              Martin Joseph Glynn and Anne        BTAL                  14 July 1995          13 July 2005
building at 340 Queens        Glynn
Street, Brisbane
formerly known as the
Piccadilly Arcade

Level 3, 178 Pacific          Wylde Investments Pty. Limited      BTAL                   1 May 1995           29 April 2000
HWY, St Leonards


Suite 1, Level 3,             BTAL                                Sydney Futures         1 May 1995           29 April 2000
178 Pacific HWY,                                                  Exchange
St Leonards

SHARE SALE DEED                                                     Allen Allen
                                                                       & Hemsley

--------------------------------------------------------------------------------
SCHEDULE 12

REAL PROPERTY
--------------------------------------------------------------------------------
PART I - LEASEHOLD

     PROPERTY LEASED                   LESSOR                     LESSEE                COMMENCING DATE      TERMINATING DATE
------------------------------------------------------------------------------------------------------------------------------
455 Bourke Street,            ANZ Staff Superannuation            BTAL                  1 June 1991          31 May 2001
Melbourne, Ground             (Australia) Pty Ltd
Floor


Level 16, 215 Adelaide        BT Custodial Services               BTAL                   Month to Month       Month to Month
Street, Brisbane

Laffer Drive                  Industrial and Commercial           BTAL                   26 May 1997          Maximum term of
Bedford Park                  Premises Corporation of Adelaide    (Note: see Part                             11 years.
SA 5042                                                           II of this
                                                                  Schedule 12)                                BTAL has agreed to
                                                                                                              purchase the land and
                                                                                                              buildings over a
                                                                                                              maximum term of 11
                                                                                                              years following
                                                                                                              completion of
                                                                                                              construction. BTAL
                                                                                                              has an option to
                                                                                                              repay early.

SHARE SALE DEED                                                     Allen Allen
                                                                       & Hemsley

--------------------------------------------------------------------------------
SCHEDULE 12

REAL PROPERTY
--------------------------------------------------------------------------------
PART I - LEASEHOLD

     PROPERTY LEASED                   LESSOR                     LESSEE                COMMENCING DATE      TERMINATING DATE
------------------------------------------------------------------------------------------------------------------------------
75 Hindmarsh Square           Underlessor                            Underlessee         1 July 1998          20 May 2000
Adelaide 5000                 Price Waterhouse Properties            BTAL
                              Limited

                              Headlessor

                              Mancorp Investments Pty Ltd

Ground and first              Perpetual Trustee Company Ltd          BTAL                 1 May 1994          30 April 2001
Floors plaza building         & Kent Street Pty Ltd
321 Kent Street
Sydney

6 Temasek Boulevard           Suntec City Development Pte Ltd       Bankers Trust Funds   15 December 1997    14 December 2000
#23-03, Suntec Tower                                                Management                                (with an option for
Four Singapore                                                      (Singapore) Limited                       one further three
                                                                                                              year term)

Suite 5 2nd Floor             Regent Building Limited               BT Funds              1 January 1999      31 March 2001 (with
Regent Building, 33                                                 Management (NZ)                           an option for a
Cathedral Square,                                                   Ltd                                       further two year term)
Christchurch

SHARE SALE DEED                                                     Allen Allen
                                                                       & Hemsley

--------------------------------------------------------------------------------
SCHEDULE 12

REAL PROPERTY
--------------------------------------------------------------------------------
PART I - LEASEHOLD

     PROPERTY LEASED                   LESSOR                     LESSEE                COMMENCING DATE      TERMINATING DATE
------------------------------------------------------------------------------------------------------------------------------
Level 7, Barclays             The New Zealand Guardian            National Registry      1 November 1997      31 October 1999
House, 70 Shortland           Trust Company Limited               Services Pty Limited
Street, Auckland

SHARE SALE DEED                                                     Allen Allen
                                                                       & Hemsley

--------------------------------------------------------------------------------
FREEHOLD

PART II - FREEHOLD

                  DESCRIPTION/                ACQUISITION DATE               PURCHASE PRICE                      TOTAL AREA
                    LOCATION                                                                                          M2
-----------------------------------------------------------------------------------------------------------------------------------
Properties Owned by BTAL

Laffer Drive                                       1.7.97                    Balance of purchase price to be        6,670m(2)
Hugh Cairns Ave                                                              paid on 30 June 1999               Includes Childcare
Bedford Park, SA 5042                                                                                            and plant room

                                                                     Allen Allen
SHARE SALE DEED                                                     & Hemsley

SCHEDULE 13

TRUSTS

1.      DOMESTIC AS AT 15 JUNE 1999

1.1      WHOLESALE

                    ROLE                               TRUST/FUNDS
-------------------------------------------------------------------------------------------
BT Custodial Services Pty Limited ("BTCS") -       BT Asian Growth Fund
- Trustee

BT Funds Management Limited ("BTFM") -
Manager

BTFM - Trustee & Manager                           BT Australia Charities Trust

BTCS - Trustee                                     BT Australian Bond Fund
BTFM - Manager

BTCS - Trustee                                     BT Australian Corporate Securities Fund
BTFM - Manager

BTCS - Trustee                                     BT Australian Equity Fund
BTFM - Manager

BTFM - Trustee & Manager                           BT Australian Small Companies Fund

BTCS - Trustee                                     BT Emerging Markets Fund
BTFM - Manager

BTCS - Trustee                                     BT Exempt Retirement Fund
BTFM - Manager

BTCS - Trustee                                     BT Exempt Stable Capital Fund
BTFM - Manager

BTCS - Trustee                                     BT Global Small Companies Fund

                                                                     Allen Allen
SHARE SALE DEED                                                       & Hemsley

                    ROLE                               TRUST/FUNDS
----------------------------------------------------------------------------------
BTFM - Manager

BTCS - Trustee                                   BT Hedged International Bond Fund
BTFM - Manager

BTCS - Trustee                                   BT Indexed Bond Fund
BTFM - Manager

BTCS - Trustee                                   BT Interactive Income Fund
BTFM - Manager

BTCS - Trustee                                   BT Intermediate Bond Fund
BTFM - Manager

BTCS - Trustee                                   BT International Bond Fund
BTFM - Manager

BTCS - Trustee                                   BT International Equity Fund
BTFM - Manager

BTCS - Trustee                                   BT Pan Indexed Bond Fund
BTFM - Manager

BTCS - Trustee                                   BT Pan Intermediate Bond Fund
BTFM - Manager

BTCS - Trustee                                   BT Pan Latin American Fund
BTFM - Manager

BTCS - Trustee                                   BT Pan Stable Capital Fund
BTFM - Manager

Buttonwood Nominees Pty Limited
appointed as custodian for
the business of

                                                                          Page 2

SHARE SALE DEED                                            Allen Allen & Hemsley
--------------------------------------------------------------------------------


              ROLE                                      TRUST/FUNDS

conducting securities borrowing.
Performance of custodian function
guaranteed by BTAL.

BTCS -- Trustee                              BT Property Investment Fund
BTFM -- Manager

BTFM -- Manager                              BT Financial Markets Trust Deed
BTCS -- Trustee                              BT Money Market Trust
                                             BT Cash Plus Fund

BT Finance & Investments Pty Limited --      BTF&I Cash Management Trusts
Trustee
                                             BTF&I Pendal Cash Management Fund


1.2  RETAIL

              ROLE                                      TRUST/FUNDS

BTFM -- Responsible Entity                   BT Select Bond Trust
BTCS -- Custodian                            -- Australasian Bond Fund
                                             -- Global Bond Fund

BTFM -- Responsible Entity                   BT Split Trust
BTCS -- Custodian                            BT Split Growth Fund
                                             BT Split Income Fund

BTFM -- Responsible Entity                   BT Wholesale Fund
BTCS -- Custodian                            -- BT Wholesale Managed (NTP) Fund
                                             -- BT Wholesale Conservative
                                                Outlook (NTP) Fund
                                             BT Wholesale Asian Share Fund
                                             BT Wholesale Australian Share Fund
                                             -- BT Wholesale International Share
                                                Fund

--------------------------------------------------------------------------------

SHARE SALE DEED                                            Allen Allen & Hemsley
--------------------------------------------------------------------------------


              ROLE                                      TRUST/FUNDS

                                             -- BT Wholesale Property Securities
                                                Fund
                                             BT Wholesale Future Goals Fund
                                             BT Wholesale Split Growth Fund
                                             BT Wholesale European Share Fund
                                             BT Wholesale American Share Fund
                                             BT Wholesale Diversified Fixed
                                             Interest Fund

BTFM -- Manager                              BT Inter-Fund Trust
                                             Australian Fixed Interest Fund
                                             Eastern European Fund

BTFM -- Responsible Entity                   BT Cash Management Trust
BTCS -- Custodian

BTFM -- Responsible Entity                   BT Lifetime Trust
BTCS -- Custodian                            BT Balanced Returns Fund
                                             BT Future Bonds Fund
                                             BT Income Plus Fund
                                             BT Monthly Income Fund
                                             BT Balanced Deeming Fund

BTFM -- Manager                              BT Private Investment Fund
                                             -- BT Private Investment
                                                International Fund
                                             -- BT Private Investment Asset
                                                Selection Fund
                                             -- BT Private Investment
                                                Emerging Markets Fund
                                             -- BT Private Investment
                                                Australian Share Fund

BTFM -- Responsible Entity                   BT Select Markets Trust

--------------------------------------------------------------------------------

SHARE SALE DEED                                                      ALLEN ALLEN
                                                                      & HEMSLEY
--------------------------------------------------------------------------------
              ROLE                                TRUST/FUNDS
--------------------------------------------------------------------------------
BTCS - Custodian                             BT Equity Imputation Fund
                                             BT American Growth Fund
                                             BT European Growth Fund
                                             BT Pacific Basin Fund
                                             BT International Fund
                                             BT Global Energy and Resources Fund
                                             BT Global Bond Fund
                                             BT South Korean Fund
                                             BT Australian Bond Fund
                                             BT Property Securities Fund

--------------------------------------------------------------------------------
Parties to the Deed are BT Securities        The 1990 FFC Film Fund - 07.05.90
Limited and Permanent Trustee Company
Limited

--------------------------------------------------------------------------------
Parties to the Deed are BT Securities        The Vietnam Film Fund
Limited, Rycop Pty Limited, Permanent
Trustee Nominees (Canberra) Limited and
Permanent Trustee Company Limited

--------------------------------------------------------------------------------
Parties to the Deed are BT Securities        Dead Calm Film Fund
Limited, Kennedy Miller Productions Pty
Limited, Permanent Trustee Nominees
(Canberra) Limited and Permanent Trustee
Company Limited

--------------------------------------------------------------------------------
BTFM - Manager                               BT Infrastructure Funds

--------------------------------------------------------------------------------
BTFM - Manager                               BT Airport Sub-trust

--------------------------------------------------------------------------------


1.3   SUPERANNUATION & LIFE

--------------------------------------------------------------------------------
              ROLE                                TRUST/FUNDS
--------------------------------------------------------------------------------
BTFM - Manager & Trustee                     BT Ansett Pooled Superannuation
BTCS - Custodian                             Trust (formerly The BTA Ansett
BT Portfolio Services Limited ("BTPS")       Pooled Superannuation Trust)
--------------------------------------------------------------------------------

SHARE SALE DEED                                            Allen Allen & Hemsley
--------------------------------------------------------------------------------


              ROLE                                      TRUST/FUNDS

provides the administrative functions for    (Classification -- PST --
BTFM under a formal agreement.               Wholesale)


BT Tactical Asset Management Pty Limited     BT Asset Allocation Trust
("BTTAM") -- Manager & Trustee
                                             (Classification -- PST --
                                             Wholesale)

BTFM is appointed to manage a portfolio
of physical assets, cash and derivatives corresponding with the benchmark of the Trust's portfolio under an individually managed client agreement.


BTTAM -- Manager & Trustee                   BT Asset Allocation Passive Sector
                                             Trust
BTFM -- Manager (Australian Equity)
BTCo -- Manager (International Equity
and Bond Exposure)


BTFM -- Manager & Trustee                    BT Choices Pooled Superannuation
                                             Trust
                                             -- Australian Equities Portfolio
                                             -- International Equities Portfolio
                                             -- Property Securities
                                             Australian Bonds
                                             International Bonds
                                             Capital Secure Portfolio
                                             Capital Stable Portfolio
                                             Balanced


BTFM -- Manager & Trustee                    BT Global Small Companies Pooled
                                             Superannuation Trust
BTCS -- Custodian


BTFM -- Manager & Trustee                    BT Pan International Equity
                                             (Balanced)
                                             Pooled Superannuation Trust
BTCS -- Custodian


BTFM -- Manager & Trustee                    BT Retirement Fund

--------------------------------------------------------------------------------

SHARE SALE DEED                                            Allen Allen & Hemsley
--------------------------------------------------------------------------------


              ROLE                                 TRUST/FUNDS
--------------------------------------------------------------------------------

BTCS -- Custodian


BTFM -- Manager & Trustee               BT Select
BTCS -- Custodian                       -- Australian Equity Portfolio
                                        -- International Equity Portfolio
                                        -- Property Securities Portfolio
                                        -- Australian Bond Portfolio
                                        -- Stable Capital Portfolio
                                        -- Balanced Portfolio
                                        Diversified Fixed Interest Portfolio
                                        BTAP/BTAP3


BTFM -- Manager & Trustee               BT Stable Capital Fund
BTCS -- Custodian


BTFM -- Manager & Trustee               BT Stable Growth Fund
BTCS -- Custodian


BTFM -- Manager & Trustee               BT Conservative Outlook Fund
                                        Tax Paid Portfolio
                                        Pension Fund Portfolio


BTFM -- Trustee                         BT Lifetime Super Employer Plan ("ESF")
                                        -- Cash Portfolio
                                        -- Conservative Outlook Portfolio
                                        Future Goals Portfolio
                                        -- Managed Portfolio
                                        -- Australasian Bond Portfolio
                                        -- Global Bond Portfolio
                                        -- Australian Share Portfolio
                                        -- International Share Portfolio

--------------------------------------------------------------------------------

SHARE SALE DEED                                            Allen Allen & Hemsley
--------------------------------------------------------------------------------


              ROLE                                      TRUST/FUNDS

                                             -- Property Securities Portfolio
                                             -- Member Protected Portfolio (for
                                                small balances)
                                             External Managed -- Managed
                                               Portfolio
                                             External Managed -- Conservative
                                               Portfolio
                                             External Managed -- Australian
                                               Share Portfolio
                                             External Managed -- International
                                               Share Portfolio


BTFM -- Trustee                              BT Fixed Rate Pension (FRP)
                                             -- 2 Year Fixed Rate Option
                                             -- 3 Year Fixed Rate Option


BTFM -- Trustee                              BT Fixed Rate Rollover Fund
                                             2 Year Fixed Rate Option
                                             3 Year Fixed Rate Option


BTFM -- Manager & Trustee                    BT Lifetime Super Personal Plan
BTCS -- Custodian under formal               --  Managed Portfolio
agreement
BT Custodians Limited -- Sub-Custodian       Future Goals Portfolio
under formal agreement
                                             -- Conservative Outlook Portfolio
                                             -- Property Securities Portfolio
                                             -- Cash Portfolio
                                             -- Australasian Bond Portfolio
                                             -- Global Bond Portfolio
                                             -- Australian Share Portfolio
                                             -- International Share Portfolio


BTFM -- Manager & Trustee                    BT Managed Fund
                                             Tax Paid Portfolio
                                             Pension Fund Portfolio

--------------------------------------------------------------------------------

SHARE SALE DEED                                            Allen Allen & Hemsley
--------------------------------------------------------------------------------


              ROLE                                      TRUST/FUNDS

BTFM -- Trustee                              BT Retirement Selection --
                                             BT Retirement Pension Plan
                                             Personal Superannuation Plan
                                             -- Cash Portfolio
                                             -- Conservative Outlook Portfolio
                                             Future Goals Portfolio
                                             -- Managed Portfolio
                                             -- Australasian Bond Portfolio
                                             -- Global Bond Portfolio
                                             -- Australian Share Portfolio
                                             -- International Share Portfolio
                                             -- Property Securities Portfolio


BTFM -- Manager & Trustee                    BT Specialist PST
                                             -- Australian Share Portfolio
                                             -- International Share Portfolio


BTFM -- Manager & Trustee                    BT Super Trust
                                             Conservative Outlook Fund
                                             Investment Fund


BTTAM -- Trustee                             SuperWrap
BTCS -- Custodian                            Conservative Outlook Fund
                                             Investment Fund

Bankers Trust Life Limited -- Issuer         Personal Super Plan Policy
of the life policy


Bankers Trust Life Limited is the            Employer Superannuation Policy
issuer of the life Policy


--------------------------------------------------------------------------------
                                                                          Page 9

SHARE SALE DEED                                            Allen Allen & Hemsley
--------------------------------------------------------------------------------


              ROLE                                      TRUST/FUNDS

Bankers Trust Life Limited is the            Retirement Pension Plan Policy
issuer of the life Policy


Bankers Trust Life Limited is the            Bankers Trust Life Wholesale Funds
issuer of the life Policy                    Management Policy
                                             -- Cash Portfolio
                                             -- Capital Stable Portfolio
                                             -- Managed Portfolio


Bankers Trust Life Limited is the            BT Investment Management Policy
issuer of the life Policy


Bankers Trust Life Limited is the            BT Fixed Rate Pension Policy
issuer of the life policy
                                             -- 2 Year Fixed Rate Option
                                             -- 3 Year Fixed Rate Option


Bankers Trust Life Limited is the            BT Complying Income Plan
issuer of the life policy
                                             Fixed return option
                                             CPI linked option

--------------------------------------------------------------------------------

SHARE SALE DEED                                            Allen Allen & Hemsley
--------------------------------------------------------------------------------


2.   INTERNATIONAL -- AS AT 15 JUNE 1999

2.1  NEW ZEALAND



              ROLE                                      TRUST/FUNDS

BT Funds Management (NZ) Limited --          BT New Zealand Investment Selection
Manager                                      (Retail Unit Trust)
                                             -- Managed Growth Fund
                                             -- Income Plus Fund
                                             -- International Share Fund
                                             -- New Zealand Share Fund
                                             -- Australian Share Fund
                                             -- Pacific Basin Share Fund
                                             -- Property Fund
                                             -- Global Bond Fund


BT Funds Management (NZ) Limited --          BT Private Selection (Mezzanine
Manager                                      Unit Trust)
                                             -- Managed Growth Fund
                                             -- International Share Fund
                                             -- New Zealand Share Fund
                                             -- European Share Fund
                                             -- Asian Share Fund
                                             -- Global Bond Fund
                                             -- New Zealand Bond Fund
                                             -- Property Fund
                                             -- Cash Fund

BT Funds Management (NZ) Limited --          BT Lifetime Plan (Retail
Manager and Trustee                          Superannuation)
                                             -- Managed Growth Fund
                                             -- Income Plus Fund

--------------------------------------------------------------------------------

SHARE SALE DEED                                            Allen Allen & Hemsley
--------------------------------------------------------------------------------


              ROLE                                      TRUST/FUNDS

                                             -- International Share Fund
                                             -- New Zealand Share Fund
                                             -- Pacific Basin Share Fund
                                             -- New Zealand Bond Fund
                                             -- Global Bond Fund
                                             -- Cash Deposit Fund


BT Funds Management (NZ) Limited --          BT New Zealand Investment Series
Manager and Trustee                          (Wholesale Superannuation)
                                             -- Balanced Fund
                                             -- New Zealand Share Fund
                                             -- International Share Fund
                                             -- New Zealand Bond Fund
                                             -- Global Bond Fund
                                             -- Property Fund
                                             -- Cash Fund


2.2  DUBLIN

              ROLE                                      TRUST/FUNDS

BT Funds Management (International)          BTIIS
Limited -- investment adviser.
                                             -- Asian Equity Fund
                                             -- European Equity Fund
                                             -- International Equity Fund
                                             -- Japanese Equity Fund
                                             -- American Equity Fund
                                             -- Emerging Markets Equity Fund
                                             -- Global Smaller Companies Fund
                                             BTGAF
                                             -- Latin American Equity Fund

--------------------------------------------------------------------------------
                                                                         Page 12
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2.3  SINGAPORE


              ROLE                                      TRUST/FUNDS

BT Funds Management (Singapore)              BT Select Investment Series
Limited -- Manager
                                             Global Equity Fund



--------------------------------------------------------------------------------
                                                                         Page 13
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3.   PROPERTY -- AS AT 15 JUNE 1999

3.1  LISTED PROPERTY TRUSTS


              ROLE                                      TRUST/FUNDS

BTFM -- Manager                              BT Office Trust


                                             BT Office Sub-trusts:

BTFM -- Manager                              Grosvenor Sub-Property Trust


BTFM -- Manager                              Macquarie Street Trust
(Project Ben Pty Ltd is the current
trustee -- to be transferred from
PTAL to BTFM on MIA transition)


BTFM -- Manager                              Macquarie Street Sub-Trust
(Northern Site Pty Ltd is the current
trustee -- to be transferred from
PTAL to BTFM on MIA transition)


BTFM -- Manager                              Philip Street Trust
(Project Ben Pty Ltd is the current
trustee -- to be transferred from
PTAL to BTFM on MIA transition)


BTFM -- Manager                              Philip Street Sub-trust
(Southern Site Pty Ltd is the current
trustee -- to be transferred from
PTAL to BTFM on MIA transition)


BTFM -- Manager                              BT Sydney Development Trust
(Perpetual Trustee is the current
trustee)


BTFM -- Manager                              BT Sydney Development Sub-trust


BTFM -- Manager                              BT Property Trust


                                             BT Property Sub-trusts:

BTFM -- Manager                              Marketown Holdings Trust
(Project Marketown Pty Ltd is the
current trustee -- to be transferred
from PTAL to BTFM on MIA transition


BTFM -- Manager                              Mt Druitt Shopping Centre Trust


BTFM -- Manager                              BT Hotel Trust


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              ROLE                                      TRUST/FUNDS

                                             BT Hotel Trust sub-trusts:

BTFM -- Manager                              National Convention Trust
(National Convention Corporation Pty
Ltd is the current trustee -- to be
transferred from PTAL to BTFM on MIA
transition)


BTFM -- Manager                              Convention Centre Hotel Trust
(Convention Centre Hotel Pty Ltd is
the current trustee -- to be transferred from PTAL to BTFM on MIA transition)


3.2  UNLISTED WHOLESALE PROPERTY TRUSTS


              ROLE                                      TRUST/FUNDS

BTFM -- Trustee                              BTA Property Trust (BTAP)


Detawind Pty Ltd, Cynwest Pty Ltd and
Westatop Pty Ltd are the registered
owners of Maritime Trade Towers and are
wholly owned by BTFM on behalf of BTAP.


                                             BTAP sub-trusts:

(Dellarak Pty Ltd -- Trustee)                Office Building No 4 Trust


(QV1 Pty Ltd -- Trustee)                     QV1 Trust


BTCS -- Trustee)                             BT Shopping Centre Trust

BTFM -- Trustee                              BTA Property Trust No 3 (BTAP#3)

                                             BTAP#3 sub-trusts:

BTA  -- Trustee                              BT Brisbane Development Trust
BTFM -- Manager


BTCS -- Trustee                              BT Brisbane Development Sub-trust
BTFM -- Manager


Farwell Investments Pty Ltd -- Trustee       Heritage Floor space trust


BTFM -- Manager                              Floor space trust

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                                                                         Page 15
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                                                                     ALLEN ALLEN
SHARE SALE DEED                                                      & HEMSLEY
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SCHEDULE 14

PARENT SUPPORT OBLIGATIONS
--------------------------------------------------------------------------------

1. Guarantee dated 30 April 1997 from BTNZ in favour of each person who enters into an investment management agreement or is a unitholder in the BT New Zealand Wholesale Superannuation Scheme or BT Balanced Fund (under the BT New Zealand Unit Trust) guaranteeing the due performance of any obligation of BTNZl as manager or trustee and of BTNZ2 as custodian.

2. Guarantee dated 1996 from BTNZ in favour of each person who enters into an investment management agreement guaranteeing the due performance of any obligation of BT Funds Management (NZ) Limited as manager and of BTNZ2 as custodian.

3. Guarantee Letter of Comfort given to Comalco (New Zealand) Staff Superannuation Fund by BTNZ dated 7 April 1995.

4. Guarantee Letter of Comfort given to Marsh & McClennan (New Zealand) Superannuation Scheme by BTNZ dated 9 June 1995.

5. Guarantee Letter of Comfort given to Mobil Employee Retirement & Benefits Plan by BTNZ dated 22 July 1996.

                                                                     ALLEN ALLEN
SHARE SALE DEED                                                      & HEMSLEY
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EXECUTED AND DELIVERED AS A DEED.

Each attorney executing this Deed states that he or she has not received notice of the revocation or suspension of the power of attorney under which he does so.

THE VENDORS

SIGNED SEALED AND                   )
DELIVERED on behalf of              )
BT FOREIGN INVESTMENT               )
CORPORATION by its                  )
Attorney in the presence of:        )
                                            ------------------------------------
                                            Signature


------------------------------------        ------------------------------------
Witness                                     Print name


------------------------------------
Print name



SIGNED SEALED AND                   )
DELIVERED on behalf of              )
BT INVESTMENTS (AUSTRALIA)          )
LLC                                 )
by its attorney in the presence of: )
                                    )
                                            ------------------------------------
                                            Signature


------------------------------------        ------------------------------------
Witness                                     Print name


------------------------------------
Print name

                                                                     ALLEN ALLEN
SHARE SALE DEED                                                      & HEMSLEY
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SIGNED SEALED AND                   )
DELIVERED on behalf of              )
BT NEW ZEALAND                      )
LIMITED by its attorney             )
in the presence of:                 )
                                            ------------------------------------
                                            Signature


------------------------------------        ------------------------------------
Witness                                     Print name


------------------------------------
Print name



SIGNED SEALED AND                   )
DELIVERED on behalf of              )
BT INTERNATIONAL                    )
(DELAWARE) INC.                     )
LIMITED by its attorney             )
in the presence of:                 )
                                            ------------------------------------
                                            Signature


------------------------------------        ------------------------------------
Witness                                     Print name


------------------------------------
Print name



SIGNED SEALED AND                   )
DELIVERED on behalf of              )
BT NOMINEES (H.K) LIMITED           )
by its attorney                     )
in the presence of:                 )
                                            ------------------------------------
                                            Signature


------------------------------------        ------------------------------------
Witness                                     Print name


------------------------------------
Print name

                                                                     ALLEN ALLEN
SHARE SALE DEED                                                      & HEMSLEY
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THE VENDORS' GUARANTOR

SIGNED SEALED AND                   )
DELIVERED on behalf of              )
BANKERS TRUST CORPORATION           )
by its attorney                     )
in the presence of:                 )
                                            ------------------------------------
                                            Signature


------------------------------------        ------------------------------------
Witness                                     Print name


------------------------------------
Print name


THE WARRANTOR

SIGNED SEALED AND                   )
DELIVERED on behalf of              )
DEUTSCHE BANK AG                    )
by its attorney                     )
in the presence of:                 )
                                            ------------------------------------
                                            Signature


------------------------------------        ------------------------------------
Witness                                     Print name


------------------------------------
Print name

                                                                     ALLEN ALLEN
SHARE SALE DEED                                                      & HEMSLEY
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THE PURCHASER

SIGNED SEALED AND                   )
DELIVERED on behalf of              )
PRINCIPAL FINANCIAL GROUP           )
(AUSTRALIA) PTY LTD                 )
by its attorney                     )
in the presence of:                 )
                                            ------------------------------------
                                            Signature


------------------------------------        ------------------------------------
Witness                                     Print name


------------------------------------
Print name





THE PURCHASER'S GUARANTOR

SIGNED SEALED AND                   )
DELIVERED on behalf of              )
PRINCIPAL FINANCIAL                 )
SERVICES, INC.                      )
by its authorised representatives   )
in the presence of:                 )
                                            ------------------------------------
                                            Signature


------------------------------------        ------------------------------------
Witness                                     Print name


------------------------------------
Print name
                                            ------------------------------------
                                            Signature


                                            ------------------------------------
                                            Print name